                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-2071

Exact name of registrant as specified in charter:
Delaware Group Income Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31, 2003

Item 1.  Reports to Stockholders


                                          Delaware
                                          Investments(SM)
FIXED INCOME                              --------------------------------------
                                          A member of Lincoln Financial Group(R)













Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE CORPORATE BOND FUND

              DELAWARE EXTENDED DURATION BOND FUND
















[Graphic Omitted: Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

--------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                              1
--------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                      3
--------------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                              5

   Statements of Assets and Liabilities                                 14

   Statements of Operations                                             15

   Statements of Changes in Net Assets                                  16

   Financial Highlights                                                 17

   Notes to Financial Statements                                        25

--------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                          29
--------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                              30
--------------------------------------------------------------------------

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Portfolio                                   Delaware Corporate Bond Fund
  MANAGEMENT REVIEW                         Delaware Extended Duration Bond Fund
                                            August 12, 2003




Fund Manager

Ryan K. Brist
Vice President/Portfolio Manager

Q: What was the climate for corporate bond investing for the 12-month period ended July 31, 2003?
A: Slow yet uninterrupted economic growth was a central theme during the Funds' fiscal year. As a result, equity investing proved difficult through much of the period. With downward pressure on equities, investment capital continued to move toward bonds, which were in demand for both their interest income and greater principal stability relative to stocks.

On the whole, the fixed income environment was quite positive. With a modest inflation outlook, the Fed was able to shepherd interest rates downward, with the fed funds rate hitting a four-decade low of 1.0%. Bonds responded by rising in value. When coupled with their income component, fixed-income investments produced generally strong total returns for the period.

The environment for corporate securities in particular was a dynamic one for the 12-month period. Senior corporate managers generally effected strategies aimed at enhancing financial structures, with evidence of their efforts found in improved balance sheets. We believe this force, along with signs of continued economic improvement and historically low interest rates, helped convince investors that corporate bonds would be attractive moving forward -- particularly during 2003. In turn, we saw corporate bonds, which included both high-grade and high-yield issues, provide general market leadership.

Q: How would you describe your approach to managing the Funds for the period?
A: Given our expectations for modest economic improvement during the period, we believed we could seek competitive total returns by focusing on the higher-yielding securities in the investment-grade bond spectrum. Thus, our weighting in BBB-rated securities, which was higher than that of our benchmarks, made a significant positive contribution to the Funds' performances.

We likewise gained total return by allocating the maximum percentage (20%) to high-yield corporate bonds, which performed admirably during the 12-month span. On the whole, both portfolios handsomely exceeded the returns of their benchmark indexes, as well as their mutual fund peer groups.

For the fiscal year ended July 31, 2003, Delaware Corporate Bond Fund returned +14.61% (Class A shares at net asset value with distributions reinvested), surpassing its benchmark, the Lehman Brothers U.S. Credit Index, which gained +10.71% for the same period.

Delaware Extended Duration Bond Fund returned +17.55% (Class A shares at net asset value with distributions reinvested) for the same 12-month period. The Fund's benchmark, as measured by the Lehman Brothers Long U.S. Credit Index, rose +13.61%. The 184 funds that compose the Lipper Corporate Debt Funds BBB-rated Average returned +9.24% during the fiscal year.

Q: What sectors or security types added to the Funds' strong showings during the fiscal year?
A: Telecommunications and cable-related companies struggled during 2002 for a number of reasons, including overcapacity and pricing concerns. During the dark days for the industry, our stringent fundamental research discovered very attractive bond valuations of issuers we believed could weather the short-term environment and grow their businesses over the long term. By acquiring securities we believed were undervalued, both Funds gained sound performance when the market finally found attractive such bond offerings as Sprint and AT&T Wireless.

Electric utility bonds also struggled during 2002, again due to concerns involving pricing and capacity, but also due to regulatory considerations. The lingering effects of Enron were undeniable, as investors struggled to separate core business units from more speculative ventures. Despite these challenges, we saw great potential in several of these issuers and bought their bonds while they were still at depressed prices. We then enjoyed capital appreciation when the market bid them higher. An example was CenterPoint Energy Houston Electric, which caught investors' attention during the year. With a balance sheet that benefited from asset sales and renegotiated bank credit, we believe this security is poised to enjoy ample liquidity over the next two years.

We also found bonds of U.S. automakers attractive, even as these companies were weighed down by competition and pension funding shortfalls, among other considerations. As the economic outlook continued to improve, investors attention was brought back to this sector.

Q: Where did the Funds lose ground relative to their performance benchmarks?
A: During the 12-month span, most sectors within the Funds performed either in line with or in excess of their peer groups and benchmark indexes. However, we experienced a measure of underperformance with our exposure to airline equipment trust certificates.

While constituting relatively small positions in either portfolio, airlines continued to struggle with cost cutting pressures and continued competition as a result of operational concerns in the wake of September 11. However, this sector rebounded in the final months of the Funds' fiscal year, with an example being our holdings of Continental Airlines.

Moving forward, we remain optimistic for Continental Airlines as we believe investors may need additional time before seeing the potential value we identified in this security.

Delaware
  CORPORATE BOND FUND


Fund Basics
As of July 31, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$144.32 million

--------------------------------------------------------------------------------
Number of Holdings:
210

--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998

--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DGCAX
Class B DGCBX
Class C DGCCX


Fund Performance
Average Annual Total Returns
Through July 31, 2003                                    Lifetime      One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                                     +6.98%       +14.61%
Including Sales Charge                                     +5.97%        +9.37%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                                     +6.22%       +13.78%
Including Sales Charge                                     +5.97%        +9.78%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                                     +6.21%       +13.77%
Including Sales Charge                                     +6.21%       +12.77%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended July 31, 2003 for Delaware Corporate Bond Fund's Class R shares was -4.58%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime and one-year periods ended July 31, 2003 for Delaware Corporate Bond Fund's Institutional Class were +7.25% and +14.92%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGCIX

Nasdaq Class R symbol: DGCRX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through July 31, 2003

                          Delaware Corporate
                          Bond Fund - Class A    Lehman Brothers U.S.
                                shares              Credit Index
Sept.98                         $9,775                $10,000
Jan-99                          $9,936                $10,155
Jul-99                          $9,498                 $9,774
Jan-00                          $9,602                 $9,826
Jul-00                          $9,767                $10,247
Jan-01                         $10,533                $11,082
Jul-01                         $11,105                $11,665
Jan-02                         $11,472                $12,010
Jul-02                         $11,552                $12,215
Jan-03                         $12,734                $13,204
Jul-03                         $13,239                $13,524


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers U.S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers U.S. Credit Index is an unmanaged composite of investment grade corporate and non-corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.
                                        3

Delaware
  EXTENDED DURATION BOND FUND

Fund Basics
As of July 31, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$69.56 million

--------------------------------------------------------------------------------
Number of Holdings:
154

--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998

--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist

--------------------------------------------------------------------------------
Nasdaq  Symbols:
Class A  DEEAX
Class B  DEEBX
Class C  DEECX

Fund Performance
Average Annual Total Returns
Through July 31, 2003                                    Lifetime      One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                                     +7.05%       +17.55%
Including Sales Charge                                     +6.04%       +12.22%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                                     +6.27%       +16.70%
Including Sales Charge                                     +6.02%       +12.70%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                                     +6.29%       +16.67%
Including Sales Charge                                     +6.29%       +15.67%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime and one-year periods ended July 31, 2003 for Delaware Extended Duration Bond Fund's Institutional Class were +7.32% and +17.87%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEEIX

Performance of a $10,000 Investment
September 15, 1998 (Fund's inception) through July 31, 2003

                      Delaware Extended
                     Duration Bond Fund -          Lehman Brothers
                      Class A shares            Long U.S. Credit Index
Sept.98                    $9,827                     $10,000
Jan-99                     $9,957                     $10,223
Jul-99                     $9,273                      $9,526
Jan-00                     $9,312                      $9,517
Jul-00                     $9,465                      $9,974
Jan-01                    $10,368                     $10,864
Jul-01                    $10,955                     $11,447
Jan-02                    $11,396                     $11,857
Jul-02                    $11,301                     $11,691
Jan-03                    $12,851                     $13,135
Jul-03                    $13,285                     $13,282


Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Long U.S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of corporate and non-corporate fixed-income securities that are rated investment grade and have at least 10 years to final maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results. You cannot invest directly in an index.

Statements                                         Delaware Corporate Bond Fund
  OF NET ASSETS                                    July 31, 2003




                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Asset-Backed Securities - 1.57%
--------------------------------------------------------------------------------
    Goldman Sachs Mortgage Securities Trust
      2003-FM1N 7.50% 3/20/33             USD        619,645     $     613,908
     *2002-WFN 144A 8.25% 10/20/32                   112,470           112,193
    MBNA Credit Card Master Note Trust
      2001-C3 C3 6.55% 12/15/08                      260,000           277,324
    Mid-State Trust 11 A1 4.864% 7/15/38             179,731           168,021
   *Novastar Capital Trust 2002-C1 A
      144A 7.15% 10/25/31                             74,364            74,364
   *Sharp 2002-HE2N N 144A
      9.50% 10/25/32                                 113,730           113,730
    Sierra Receivables Funding
      2003-1A A 3.09% 1/15/14                        422,350           424,462
    Travelers Funding 1A A1 6.30% 2/18/14            476,374           476,374
                                                                 -------------
Total-Asset Backed Securities
    (cost $2,280,717)                                                2,260,376
                                                                 -------------

--------------------------------------------------------------------------------
Collateralized Mortgage Obligations - 1.41%
--------------------------------------------------------------------------------
    Commercial Mortgage Pass-Through
      Certificate Series 2000-C1 A1
      7.206% 8/15/33                                  55,752            60,638
    First Union National Bank Commercial
      Mortgage Series 1999-C4 A1
      7.184% 9/15/08                                 742,394           802,761
    Freddie Mac 2075 Park 6.25% 8/15/27              500,000           517,212
   *Government National Mortgage
      Association 2003-5 B 144A
      4.486% 10/16/25                                250,000           245,124
    Merrill Lynch Mortgage Trust
      2002-MW1 J 5.695% 7/12/34                      130,000           103,012
*|X|Prudential Securities Secured Financing
      144A 7.335% 5/15/13                            150,000           120,334
*|X|Salomon Brothers Mortgage Securities
      1999-C1 J 144A 7.00% 5/18/32                   250,000           186,500
                                                                 -------------
Total Collateralized Mortgage Obligations
    (cost $2,025,424)                                                2,035,581
                                                                 -------------

--------------------------------------------------------------------------------
Corporate Bonds - 72.01%
--------------------------------------------------------------------------------
Automobiles & Automotive Parts - 2.82%
    Delphi 6.50% 8/15/13                             750,000           733,498
    Ford Motor 7.45% 7/16/31                       2,430,000         2,080,685
    General Motors
      7.125% 7/15/13                                 775,000           757,153
      8.375% 7/15/33                                 550,000           515,238
                                                                 -------------
                                                                     4,086,574
                                                                 -------------
Banking - 3.97%
    Bank One 2.625% 6/30/08                          775,000           726,906
    Branch Banking & Trust Wilson North
      Carolina 4.875% 1/15/13                      1,190,000         1,163,756
    Comerica 4.80% 5/1/15                            340,000           319,588
    Compass Bank 6.45% 5/1/09                        645,000           713,488
    Frost National Bank 6.875% 8/1/11                 15,000            16,123
    Popular North America 4.25% 4/1/08               680,000           682,668
 |X|RBS Capital Trust I 4.709% 12/29/49              525,000           488,717
    Regions Financial 6.375% 5/15/12                 685,000           743,176
    US Bancorp 3.125% 3/15/08                        470,000           457,971
    Westpac Banking 4.625% 6/1/18                    455,000           410,038
                                                                 -------------
                                                                     5,722,431
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Building & Materials - 0.58%
   *Lone Star Industries
      144A 8.85% 6/15/05                  USD        640,000     $     668,000
    York International 6.625% 8/15/06                165,000           175,330
                                                                 -------------
                                                                       843,330
                                                                 -------------
Cable, Media & Publishing - 6.16%
    AOL Time Warner
      6.75% 4/15/11                                   20,000            21,539
      7.70% 5/1/32                                   510,000           536,841
    CBS 8.625% 8/1/12                                500,000           616,251
    Comcast 6.50% 1/15/15                            680,000           710,811
    Continental Cablevision 9.50% 8/1/13             500,000           580,140
    InterActiveCorp
      6.75% 11/15/05                                 785,000           844,089
      7.00% 1/15/13                                1,335,000         1,444,630
    Liberty Media 8.25% 2/1/30                       675,000           694,952
    Lodgenet Entertainment 9.50% 6/15/13             490,000           515,725
    PanAmSat 8.50% 2/1/12                            150,000           156,750
    Time Warner 8.18% 8/15/07                        245,000           279,702
    Time Warner Entertainment
      8.375% 3/15/23                               1,625,000         1,876,484
    Vertis
     *144A 9.75% 4/1/09                              270,000           280,125
      10.875% 6/15/09                                335,000           328,300
                                                                 -------------
                                                                     8,886,339
                                                                 -------------
Chemicals - 1.68%
    Dow Chemical 6.00% 10/1/12                       310,000           315,539
    IMC Global 7.375% 8/1/18                         300,000           225,000
    Lyondell Chemical 9.875% 5/1/07                  730,000           711,750
    Sherwin-Williams 6.85% 2/1/07                    681,000           757,078
    Valspar 6.00% 5/1/07                             390,000           413,805
                                                                 -------------
                                                                     2,423,172
                                                                 -------------
Computers & Technology - 0.98%
    Computer Sciences 3.50% 4/15/08                  615,000           605,417
    Dell 7.10% 4/15/28                               360,000           399,419
   *Electronic Data Systems 144A
      6.00% 8/1/13                                   440,000           412,412
                                                                 -------------
                                                                     1,417,248
                                                                 -------------
Consumer Products - 0.48%
   *Johnson (SC) & Son 144A 5.75% 2/15/33            750,000           687,979
                                                                 -------------
                                                                       687,979
                                                                 -------------
Electronics & Electrical Equipment - 1.70%
   *Amkor Technology 144A 7.75% 5/15/13              795,000           769,163
    Jabil Circuit 5.875% 7/15/10                   1,295,000         1,272,798
    Johnson Controls 5.00% 11/15/06                  385,000           408,539
                                                                 -------------
                                                                     2,450,500
                                                                 -------------
Energy - 7.13%
   *Alliance Pipeline US 144A 4.591% 12/31/25        813,145           752,683
    Amerada Hess 7.30% 8/15/31                       695,000           708,795
    Enterprise Products Partners
      6.375% 2/1/13                                  500,000           531,435
     *144A 6.875% 3/1/33                             805,000           807,975
   *Kern River Funding 144A 4.893% 4/30/18           490,000           473,885
    Kinder Morgan Energy Partners
      7.75% 3/15/32                                  700,000           795,431
    Northern Border Pipeline 6.25% 5/1/07            545,000           581,960
   *Pemex Project Funding Master Trust
      144A 7.375% 12/15/14                           740,000           765,900

Statements                                          Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)


                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Energy (continued)
    Tennessee Gas Pipeline
      8.375% 6/15/32                      USD      1,040,000     $   1,024,400
   *Tesoro Petroleum 144A 8.00% 4/15/08            1,395,000         1,429,876
    USX
      9.125% 1/15/13                                 600,000           742,736
      9.375% 2/15/12                                 430,000           537,431
    Valero Energy 6.125% 4/15/07                     355,000           380,919
    Valero Logistics Operations 6.05% 3/15/13        760,000           750,029
                                                                 -------------
                                                                    10,283,455
                                                                 -------------
Finance - 15.40%
    American Express Credit 3.00% 5/16/08            285,000           276,494
    Bear Stearns
      4.00% 1/31/08                                1,150,000         1,161,246
      4.65% 7/2/18                                 1,140,000         1,002,013
    Capital One Bank
      4.875% 5/15/08                                 710,000           713,441
      6.50% 6/13/13                                  240,000           224,460
    Citigroup
      5.625% 8/27/12                                 520,000           531,543
      5.875% 2/22/33                                 455,000           426,027
      6.625% 6/15/32                                 655,000           676,419
    Citigroup Capital III 7.625% 12/1/36             500,000           555,485
    Credit Suisse First Boston USA
      4.625% 1/15/08                               1,020,000         1,052,216
   *ERAC USA Finance 144A 7.35% 6/15/08            1,160,000         1,308,068
   *Fidelity Investments 144A 7.57% 6/15/29          650,000           752,418
    Ford Motor Credit
      6.875% 2/1/06                                  780,000           819,555
      7.875% 6/15/10                                 340,000           350,798
    General Electric Capital 5.45% 1/15/13         1,990,000         2,001,538
    General Motors Acceptance
      7.25% 3/2/11                                   715,000           717,104
      8.00% 11/1/31                                1,305,000         1,207,283
    Goldman Sachs Group
      4.75% 7/15/13                                2,125,000         2,014,968
      6.125% 2/15/33                                 755,000           721,773
    International Lease Finance 5.875% 5/1/13        450,000           455,605
    Janus Capital 7.00% 11/1/06                      205,000           224,356
    JP Morgan Chase 5.25% 5/1/15                     535,000           513,987
    MBNA 5.00% 6/15/15                               700,000           643,584
    Merrill Lynch 3.70% 4/21/08                      525,000           521,322
    Morgan Stanley 5.30% 3/1/13                    1,675,000         1,650,232
    National Rural Utilities 3.875% 2/15/08        1,190,000         1,195,662
   *Wilmington Trust 144A 4.875% 4/15/13             525,000           501,007
                                                                 -------------
                                                                    22,218,604
                                                                 -------------
Food, Beverage & Tobacco - 3.51%
    Altria Group 7.65% 7/1/08                        540,000           566,302
    Di Giorgio 10.00% 6/15/07                        415,000           411,369
    Kraft Foods
      5.25% 6/1/07                                   250,000           262,154
      6.25% 6/1/12                                   550,000           576,714
    Monsanto 4.00% 5/15/08                           320,000           317,168
    Safeway 3.80% 8/15/05                            125,000           127,126
    UST
      6.625% 7/15/12                                 825,000           892,571
      8.80% 3/15/05                                  595,000           646,938
    Wendy's International
      6.25% 11/15/11                                 785,000           839,525
      6.35% 12/15/05                                 405,000           432,571
                                                                 -------------
                                                                     5,072,438
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Healthcare & Pharmaceuticals - 1.16%
    Merck 4.375% 2/15/13                  USD      1,305,000        $1,257,908
    UnitedHealth Group 4.875% 4/1/13                 420,000           409,553
                                                                 -------------
                                                                     1,667,461
                                                                 -------------
Insurance - 5.10%
    AON 7.375% 12/14/12                              675,000           762,928
   *ASIF Global Financing 144A 4.90% 1/17/13         430,000           419,458
   *Farmers Insurance Exchange
      144A 8.625% 5/1/24                             795,000           763,354
    Harleysville Group 5.75% 7/15/13                 300,000           282,116
    Marsh & McLennan 5.875% 8/1/33                   650,000           615,883
   *Massachusetts Mutual Life Insurance
      144A 5.625% 5/15/33                          1,025,000           926,675
   *Nationwide Life Global Funding
      144A 5.35% 2/15/07                             550,000           581,910
   *Nationwide Mutual Insurance
      144A 7.875% 4/1/33                             390,000           416,245
   *New York Life Insurance
      144A 5.875% 5/15/33                            540,000           505,504
    Progressive 6.25% 12/1/32                        975,000           970,348
   *Zurich Capital Trust I
      144A 8.376% 6/1/37                           1,095,000         1,109,171
                                                                 -------------
                                                                     7,353,592
                                                                 -------------
Metals & Mining - 0.38%
    Newmont Gold 8.91% 1/5/09                        174,070           197,125
    United States Steel 9.75% 5/15/10                360,000           347,400
                                                                 -------------
                                                                       544,525
                                                                 -------------
Miscellaneous - 0.40%
    Cendant 7.375% 1/15/13                           230,000           256,083
    PHH 7.125% 3/1/13                                305,000           326,985
                                                                 -------------
                                                                       583,068
                                                                 -------------
Packaging & Containers - 1.22%
    Portola Packaging 10.75% 10/1/05                 435,000           437,175
   *Sealed Air 144A
      5.375% 4/15/08                                 400,000           407,096
      5.625% 7/15/13                                 370,000           354,478
      6.875% 7/15/33                                 590,000           556,514
                                                                 -------------
                                                                     1,755,263
                                                                 -------------
Paper & Forest Products - 1.10%
   *Bowater 144A 6.50% 6/15/13                     1,275,000         1,143,297
   *International Paper 144A 5.30% 4/1/15            465,000           442,618
                                                                 -------------
                                                                     1,585,915
                                                                 -------------
Retail - 0.70%
    Kohls
      6.30% 3/1/11                                   480,000           524,940
      7.25% 6/1/29                                   425,000           478,771
                                                                 -------------
                                                                     1,003,711
                                                                 -------------
Shopping Center REIT's - 0.24%
   *Developers Diversified Realty
      144A 4.625% 8/1/10                             360,000           344,380
                                                                 -------------
                                                                       344,380
                                                                 -------------
Telecommunications - 4.85%
 |X|AT&T 7.00% 11/15/06                              665,000           735,639
    AT&T Corporate
      8.00% 11/15/31                                 565,000           599,536
      8.125% 1/15/22                                 845,000           837,675
    AT&T Wireless Service 7.875% 3/1/11              225,000           253,741

Statements                                          Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Telecommunications (continued)
    Citizens Communications
      6.375% 8/15/04                      USD        680,000     $     704,987
    Sprint Capital
      6.375% 5/1/09                                  320,000           326,928
      8.75% 3/15/32                                1,160,000         1,259,830
    Verizon Maryland 5.125% 6/15/33                  500,000           412,109
    Verizon Virginia 4.625% 3/15/13                1,425,000         1,346,229
    Verizon Wireless Capital 5.375% 12/15/06         490,000           524,348
                                                                 -------------
                                                                     7,001,022
                                                                 -------------
Textiles, Apparel & Furniture - 0.34%
 ++*J Crew Intermediate 144A 16.00% 5/15/08          690,906           493,998
                                                                 -------------
                                                                       493,998
                                                                 -------------
Transportation & Shipping - 1.74%
    American Airlines 6.817% 5/23/11               1,165,000           969,039
    Continental Airlines
      6.503% 6/15/11                                 505,000           478,967
      7.033% 6/15/11                                 658,687           499,674
    Delta Air Lines 7.299% 9/18/06                   675,000           564,223
                                                                 -------------
                                                                     2,511,903
                                                                 -------------
Utilities - 10.37%
    Atmos Energy 5.125% 1/15/13                      265,000           262,783
    Avista
      7.75% 1/1/07                                   295,000           326,856
      9.75% 6/1/08                                 1,310,000         1,498,312
   *CenterPoint Energy Houston Electric
      144A 5.70% 3/15/13                           1,125,000         1,147,019
    Consumers Energy 6.00% 3/15/05                   280,000           295,323
   *Illinois Power 144A 11.50% 12/15/10              565,000           629,975
   *ITC Holdings 144A 5.25% 7/15/13                  500,000           464,939
    Keyspan 4.65% 4/1/13                             405,000           391,275
    Keyspan Gas East 6.90% 1/15/08                   725,000           806,861
    Nevada Power 10.875% 10/15/09                     95,000           107,825
    Nisource Finance 7.50%  11/15/03                 235,000           238,388
   *Oncor Electric Delivery 144A 7.25% 1/15/33       825,000           879,065
    Peco Energy 3.50% 5/1/08                       1,080,000         1,072,496
    Pepco Holdings 6.45% 8/15/12                     600,000           626,435
   *Power Contract Financing
      144A 5.20% 2/1/06                              580,000           579,740
    Progress Energy 6.75% 3/1/06                     850,000           928,336
    PSEG Energy Holdings
      7.75% 4/16/07                                1,340,000         1,374,811
      8.625% 2/15/08                                 465,000           482,976
    Sempra Energy 6.00% 2/1/13                       650,000           673,530
    Southern Capital Funding 5.30% 2/1/07            240,000           254,118
    TECO Energy 7.20% 5/1/11                         755,000           721,025
   *TXU Energy 144A 7.00% 3/15/13                    715,000           750,189
    TXU US Holdings 7.875% 3/1/23                    440,000           458,571
                                                                 -------------
                                                                    14,970,848
                                                                 -------------
Total Corporate Bonds (cost $103,881,553)                          103,907,756
                                                                 -------------

--------------------------------------------------------------------------------
Foreign Bonds - 13.59%
--------------------------------------------------------------------------------
Aruba - 0.38%
    UFJ Finance Aruba 6.75% 7/15/13                  570,000           552,724
                                                                 -------------
                                                                       552,724
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
--------------------------------------------------------------------------------
Bahamas - 0.90%
   *Bahamas Government International
      Bond 144A 6.625% 5/15/33            USD      1,335,000     $   1,291,933
                                                                 -------------
                                                                     1,291,933
                                                                 -------------
Brazil - 1.32%
    Federal Republic of Brazil
      8.875% 4/15/24                               1,340,000           954,750
      10.25% 6/17/13                                 310,000           279,775
      11.00% 8/17/40                                 790,000           671,500
                                                                 -------------
                                                                     1,906,025
                                                                 -------------
Canada - 0.56%
    Great Lakes Power 9.00% 8/1/04                   150,000           157,616
    Placer Dome 6.375% 3/1/33                        680,000           649,148
                                                                 -------------
                                                                       806,764
                                                                 -------------
Chile - 0.51%
    Empresa Nacional de Petroleo
      6.75% 11/15/12                                 685,000           740,823
                                                                 -------------
                                                                       740,823
                                                                 -------------
Colombia - 1.02%
    Republic of Colombia 10.375% 1/28/33           1,435,000         1,478,050
                                                                 -------------
                                                                     1,478,050
                                                                 -------------
Dominican Republic - 0.80%
    Dominican Republic
   +++2.0625% 8/30/24(Brady)                         575,000           442,750
      9.04% 1/23/13                                  770,000           712,741
                                                                 -------------
                                                                     1,155,491
                                                                 -------------
Ecuador - 0.92%
    Republic of Ecuador
    ++6.00% 8/15/30                                1,160,000           689,114
      12.00% 11/15/12                                800,000           639,193
                                                                 -------------
                                                                     1,328,307
                                                                 -------------
France - 0.92%
 |X|France Telecom 10.00% 3/1/31                     710,000           886,975
   *Rhodia 144A 8.875% 6/1/11                        455,000           436,800
                                                                 -------------
                                                                     1,323,775
                                                                 -------------
Mexico - 1.99%
    Mexican United States
      7.50% 4/8/33                                 1,765,000         1,689,987
      8.30% 8/15/31                                  780,000           815,100
      11.50% 5/15/26                                 260,000           351,650
                                                                 -------------
                                                                     2,856,737
                                                                 -------------
Netherlands - 0.58%
   *ING Bank 144A 5.125% 5/1/15                      865,000           835,305
                                                                 -------------
                                                                       835,305
                                                                 -------------
Peru - 0.37%
 |X|Republic of Peru 4.25% 3/7/17                    660,000           532,937
                                                                 -------------
                                                                       532,937
                                                                 -------------
Russia - 1.43%
    Gazprom OAO 9.625% 3/1/13                      1,970,000         2,065,106
                                                                 -------------
                                                                     2,065,106
                                                                 -------------
Singapore - 0.16%
   *Singapor Telecommunications
      144A 7.375% 12/1/31                            200,000           229,378
                                                                 -------------
                                                                       229,378
                                                                 -------------
                                       7

Statements                                          Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
--------------------------------------------------------------------------------
South Africa - 0.74%
    Republic of South Africa
      5.25% 5/16/13                       EUR      1,000,000     $   1,073,851
                                                                 -------------
                                                                     1,073,851
                                                                 -------------
Supranational - 0.28%
   *Central American Bank for Economic
      Integration 144A 6.75% 4/15/13      USD        410,000           409,232
                                                                 -------------
                                                                       409,232
                                                                 -------------
Uruguay - 0.71%
    Republic of Uruguay
      7.50% 3/15/15                                  390,000           287,625
      7.875% 1/15/33                               1,175,000           743,188
                                                                 -------------
                                                                     1,030,813
                                                                 -------------
Total Foreign Bonds (cost $20,026,287)                              19,617,251
                                                                 -------------

--------------------------------------------------------------------------------
Municipal Bonds - 1.96%
--------------------------------------------------------------------------------
    California State 5.00% 2/1/33                  1,145,000         1,034,943
    Illinois State 5.10% 6/1/33                    2,050,000         1,798,608
                                                                 -------------
Total Municipal Bonds (cost $3,195,838)                              2,833,551
                                                                 -------------

--------------------------------------------------------------------------------
U.S. Treasury Obligations - 3.36%
--------------------------------------------------------------------------------
    U.S. Treasury Bond 5.375% 2/15/31                 10,000             9,953
    U.S. Treasury Notes
      1.125% 6/30/05                               3,730,000         3,686,874
      3.625% 5/15/13                               1,240,000         1,157,270
                                                                 -------------
Total U.S. Treasury Obligations
    (cost $4,878,182)                                                4,854,097
                                                                 -------------

--------------------------------------------------------------------------------
|_|Senior Secured Loans - 3.77%
--------------------------------------------------------------------------------
    Centerpoint Energy Bank Loan
      12.75% 11/12/05                              1,000,000         1,160,000
+++*Evergreen Funding 144A 1.66% 11/15/10            401,187           280,307
    Qwest Communications Bank Loan
      Tranche A 6.50% 6/30/07                      1,250,000         1,256,250
      Tranche B 6.95% 6/30/10                      1,250,000         1,231,250
    Vivendi University Bank Loan
      3.86% 6/24/08                                1,500,000         1,506,562
                                                                 -------------
Total Senior Secured Loans
    (cost $5,285,121)                                                5,434,369
                                                                 -------------

                                                 Number of
                                                  Shares
--------------------------------------------------------------------------------
Preferred Stock - 0.95%
--------------------------------------------------------------------------------
   *Centaur Funding 144A 9.08%                         1,225         1,376,594
                                                                 -------------
Total Preferred Stock (cost $1,173,398)                              1,376,594
                                                                 -------------

--------------------------------------------------------------------------------
Warrants - 0.00%
--------------------------------------------------------------------------------
  +*Solutia Warrants 144A                                615                 6
                                                                 -------------
Total Warrants (cost $52,353)                                                6
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Repurchase Agreements - 2.12%
--------------------------------------------------------------------------------
    With BNP Paribas 1.05% 8/1/03
      (dated 7/31/03, collateralized
      by $1,161,000 U.S. Treasury
      Bills due 8/7/03,
      market value  $1,160,623)           USD      1,137,800      $  1,137,800
    With J. P. Morgan Securities 0.97%
      8/1/03 (dated 7/31/03,
      collateralized by $728,164
      U.S. Treasury Notes
      6.750% due 5/15/05,
      market value $803,642)                         787,400           787,400
    With UBS Warburg 1.05% 8/1/03
      (dated 7/31/03, collateralized by
      $1,162,400 U.S. Treasury Bills due
      10/2/03, market value $1,160,617)            1,137,800         1,137,800
                                                                  ------------
Total Repurchase Agreements
    (cost $3,063,000)                                                3,063,000
                                                                  ------------

Total Market Value of Securities - 100.74%
    (cost $145,861,873)                                            145,382,581
Liabilities Net of Receivables
    and Other Assets - (0.74%)                                      (1,067,331)
                                                                  ------------
Net Assets Applicable to 25,676,207
    Shares Outstanding - 100.00%                                  $144,315,250
                                                                  ============

Net Asset Value - Delaware Corporate Bond
    Fund Class A ($34,706,627 / 6,174,720 Shares)                        $5.62
                                                                         -----
Net Asset Value - Delaware Corporate Bond
    Fund Class B ($18,551,104 / 3,300,530 Shares)                        $5.62
                                                                         -----
Net Asset Value - Delaware Corporate Bond
    Fund Class C ($18,313,412 / 3,258,689 Shares)                        $5.62
                                                                         -----
Net Asset Value - Delaware Corporate Bond
    Fund Class R ($5.62 / 1 Shares)                                      $5.62
                                                                         -----
Net Asset Value - Delaware Corporate Bond
    Fund Institutional Class
    ($72,744,101 / 12,942,267 Shares)                                    $5.62
                                                                         -----

Components of Net Assets at July 31, 2003:
Shares of beneficial interest
    (unlimited authorization - no par)                            $143,205,169
Distributions in excess of net investment income                        (9,867)
Accumulated net realized gain on investments                         1,599,577
Net unrealized depreciation of investments                            (479,629)
                                                                  ------------
Total net assets                                                  $144,315,250
                                                                  ============

Statements                                          Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)


   * Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements".
  ** Principal amount is stated in the currency in which each bond is denominated.
 |X| Variable Rate Notes - the interest rate shown is the rate as of July 31, 2003.
   +  Non-income producing security for the year ended July 31, 2003.
  ++  Step coupon bond.
 +++ Floating Rate Note - the interest rate shown is the rate as of July 31, 2003.
 |_| Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.


Summary of Abbreviations
REITs - Real Estate Investment Trusts
EUR - European Monetary Unit
USD - U.S. Dollar

Net Asset Value and Offering Price per Share -
    Delaware Corporate Bond Fund
Net asset value Class A (A)                                              $5.62
Sales charge (4.50% of offering price,
    or 4.63% of amount invested per share) (B)                            0.26
                                                                         -----
Offering Price                                                           $5.88
                                                                         =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statements                                  Delaware Extended Duration Bond Fund
  OF NET ASSETS                             July 31, 2003




                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Asset-Backed Securities - 0.41%
--------------------------------------------------------------------------------
   *Goldman Sachs Mortgage Securities
      Trust 2002-WFN 144A
      8.25% 10/20/32                      USD         74,980     $      74,795
    Mid-State Trust 11 A1 4.864% 7/15/38              94,858            88,679
   *Novastar Capital Trust 2002-C1 A
      144A 7.15% 10/25/31                             49,576            49,576
   *Sharp 2002-HE2N N 144A 9.50% 10/25/32             75,177            75,177
                                                                 -------------
Total Asset-Backed Securities
   (cost $ 293,548)                                                    288,227
                                                                 -------------

--------------------------------------------------------------------------------
Collateralized Mortgage Obligations - 0.51%
--------------------------------------------------------------------------------
    Government National Mortgage
      Association 2003-5 B 4.486% 10/16/25           160,000           156,879
    Merrill Lynch Mortgage Trust 2002-MW1 J
      5.695% 7/12/34                                 110,000            87,164
*|X|Salomon Brothers Mortgage Securities
      1999-C1 J 144A 7.00% 5/18/32                   155,000           115,630
                                                                 -------------
Total Collateralized Mortgage Obligations
    (cost $363,154)                                                    359,673
                                                                 -------------

--------------------------------------------------------------------------------
Corporate Bonds - 75.42%
--------------------------------------------------------------------------------
Automobiles & Automotive Parts - 5.22%
    Delphi 6.50% 8/15/13                             375,000           366,749
    Ford Motor 7.45% 7/16/31                       2,495,000         2,136,341
    General Motors 8.375% 7/15/33                  1,205,000         1,128,839
                                                                 -------------
                                                                     3,631,929
                                                                 -------------
Banking - 2.58%
    Branch Banking & Trust Wilson North
      Carolina 4.875% 1/15/13                        490,000           479,192
    Comerica 4.80% 5/1/15                            180,000           169,194
    Compass Bank 6.45% 5/1/09                        330,000           365,040
 |X|RBS Capital Trust I 4.709% 12/29/49              285,000           265,304
    Regions Financial 6.375% 5/15/12                 310,000           336,328
    Westpac Banking 4.625% 6/1/18                    200,000           180,237
                                                                 -------------
                                                                     1,795,295
                                                                 -------------
Building & Materials - 0.57%
   *Lone Star Industries 144A 8.85% 6/15/05          380,000           396,625
                                                                 -------------
                                                                       396,625
                                                                 -------------
Cable, Media & Publishing - 9.01%
    AOL Time Warner 7.70% 5/1/32                     440,000           463,157
    CBS 8.625% 8/1/12                                500,000           616,251
    Comcast
      6.50% 1/15/15                                  405,000           423,351
      7.05% 3/15/33                                   55,000            55,130
    InterActiveCorp 7.00% 1/15/13                    705,000           762,895
    Liberty Media 8.25% 2/1/30                     1,215,000         1,250,913
    Lodgenet Entertainment 9.50% 6/15/13             260,000           273,650
    PanAmSat 8.50% 2/1/12                             70,000            73,150
    Time Warner Entertainment
      8.375% 3/15/23                                 795,000           918,034
    Vertis
     *144A 9.75% 4/1/09                              230,000           238,625
      10.875% 6/15/09                                170,000           166,600
    Viacom 7.875% 7/30/30                            875,000         1,027,769
                                                                 -------------
                                                                     6,269,525
                                                                 -------------
Chemicals - 0.97%
    Dow Chemical 6.00% 10/1/12                       160,000           162,859
    IMC Global 7.375% 8/1/18                         200,000           150,000

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Chemicals (continued)
    Lyondell Chemical 9.875% 5/1/07       USD        370,000     $     360,750
                                                                 -------------
                                                                       673,609
                                                                 -------------
Computers & Technology - 1.25%
    Dell 7.10% 4/15/28                               595,000           660,150
   *Electronic Data Systems 144A
      6.00% 8/1/13                                   225,000           210,893
                                                                 -------------
                                                                       871,043
                                                                 -------------
Consumer Products - 0.56%
   *Johnson (SC) & Son 144A 5.75% 2/15/33            425,000           389,855
                                                                 -------------
                                                                       389,855
                                                                 -------------
Electronics & Electrical Equipment - 1.50%
   *Amkor Technology 144A 7.75% 5/15/13              410,000           396,675
    Jabil Circuit 5.875% 7/15/10                     660,000           648,685
                                                                 -------------
                                                                     1,045,360
                                                                 -------------
Energy - 5.53%
   *Alliance Pipeline US 144A
      4.591% 12/31/25                                443,380           410,412
    Amerada Hess 7.30% 8/15/31                       340,000           346,749
   *Enterprise Products Partners
      144A 6.875% 3/1/33                             490,000           491,811
   *Kern River Funding 144A
      4.893% 4/30/18                                 250,000           241,778
    Kinder Morgan Energy Partners
      7.75% 3/15/32                                  400,000           454,532
   *Pemex Project Funding Master Trust
      144A 7.375% 12/15/14                           395,000           408,825
    Tennessee Gas Pipeline 8.375% 6/15/32            540,000           531,900
   *Tesoro Petroleum 144A 8.00% 4/15/08              530,000           543,249
    Valero Logistics Operations
      6.05% 3/15/13                                  420,000           414,490
                                                                 -------------
                                                                     3,843,746
                                                                 -------------
Finance - 14.81%
    Bear Stearns 4.65% 7/2/18                        600,000           527,375
    Capital One Bank
      4.875% 5/15/08                                 385,000           386,866
      6.50% 6/13/13                                   95,000            88,849
    Citigroup
      5.625% 8/27/12                                 265,000           270,883
      5.875% 2/22/33                                 470,000           440,071
      6.875% 2/15/98                                 750,000           775,883
    Citigroup Capital III 7.625% 12/1/36           1,081,000         1,200,959
   *ERAC USA Finance 144A 7.35% 6/15/08              535,000           603,290
   *Fidelity Investments 144A 7.57% 6/15/29          350,000           405,148
    General Electric Capital 5.45% 1/15/13           840,000           844,870
    General Motors Acceptance
      8.00% 11/1/31                                1,535,000         1,420,061
    Goldman Sachs Group
      4.75% 7/15/13                                  985,000           933,997
      6.125% 2/15/33                                 455,000           434,976
    International Lease Finance
      5.875% 5/1/13                                  245,000           248,051
    JP Morgan Chase 5.25% 5/1/15                     295,000           283,414
    MBNA 5.00% 6/15/15                               375,000           344,777
    Morgan Stanley
      5.30% 3/1/13                                    70,000            68,965
      7.25% 4/1/32                                   690,000           758,238
   *Wilmington Trust 144A 4.875% 4/15/13             275,000           262,432
                                                                 -------------
                                                                    10,299,105
                                                                 -------------

Statements                                  Delaware Extended Duration Bond Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Food, Beverage & Tobacco - 3.55%
    Altria Group 7.65% 7/1/08             USD        295,000     $     309,369
    Di Giorgio 10.00% 6/15/07                        215,000           213,119
    Kraft Foods 6.25% 6/1/12                         355,000           372,242
    UST 6.625% 7/15/12                               835,000           903,390
    Wendy's International 6.25% 11/15/11             625,000           668,412
                                                                 -------------
                                                                     2,466,532
                                                                 -------------
Healthcare & Pharmaceuticals - 0.33%
    UnitedHealth Group 4.875% 4/1/13                 235,000           229,155
                                                                 -------------
                                                                       229,155
                                                                 -------------
Insurance - 5.85%
    American RE 7.45% 12/15/26                       155,000           156,179
    AON 7.375% 12/14/12                              415,000           469,060
   *ASIF Global Financing 144A 4.90% 1/17/13         265,000           258,503
   *Farmers Insurance Exchange
      144A 8.625% 5/1/24                             515,000           494,500
    Harleysville Group 5.75% 7/15/13                 150,000           141,058
    Marsh & McLennan 5.875% 8/1/33                   350,000           331,629
   *Massachusetts Mutual Life Insurance
      144A 5.625% 5/15/33                            560,000           506,281
   *Nationwide Mutual Insurance
      144A 7.875% 4/1/33                             220,000           234,805
   *New York Life Insurance
      144A 5.875% 5/15/33                            295,000           276,155
    Progressive 6.25% 12/1/32                        525,000           522,495
   *Zurich Capital Trust I 144A
      8.376% 6/1/37                                  670,000           678,670
                                                                 -------------
                                                                     4,069,335
                                                                 -------------
Metals & Mining - 1.08%
    Phelps Dodge 9.50% 6/1/31                        500,000           559,612
    United States Steel 9.75% 5/15/10                195,000           188,175
                                                                 -------------
                                                                       747,787
                                                                 -------------
Miscellaneous - 0.41%
    Cendant 7.375% 1/15/13                            95,000           105,773
    PHH 7.125% 3/1/13                                170,000           182,254
                                                                 -------------
                                                                       288,027
                                                                 -------------
Packaging & Containers - 1.33%
    Portola Packaging 10.75% 10/1/05                 235,000           236,175
   *Sealed Air 144A
      5.375% 4/15/08                                 220,000           223,903
      5.625% 7/15/13                                 190,000           182,029
      6.875% 7/15/33                                 300,000           282,973
                                                                 -------------
                                                                       925,080
                                                                 -------------
Paper & Forest Products - 1.26%
   *Bowater 144A 6.50% 6/15/13                       675,000           605,275
   *International Paper 144A 5.30% 4/1/15            285,000           271,282
                                                                 -------------
                                                                       876,557
                                                                 -------------
Retail - 0.97%
    Kohls 7.25% 6/1/29                               600,000           675,912
                                                                 -------------
                                                                       675,912
                                                                 -------------
Shopping Center REIT's - 0.25%
   *Developers Diversified Realty
      144A 4.625% 8/1/10                             185,000           176,973
                                                                 -------------
                                                                       176,973
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Telecommunications - 6.12%
    AT&T Corporate
      8.00% 11/15/31                      USD        490,000     $     519,952
      8.125% 1/15/22                                 470,000           465,926
    AT&T Wireless Services 8.75% 3/1/31              300,000           346,923
    Citizens Communications
      9.00% 8/15/31                                1,000,000         1,222,579
    Sprint Capital
      6.375% 5/1/09                                  205,000           209,438
      8.75% 3/15/32                                  615,000           667,927
    Verizon Maryland 5.125% 6/15/33                1,000,000           824,217
                                                                 -------------
                                                                     4,256,962
                                                                 -------------
Textiles, Apparel & Furniture - 0.39%
 ++*J Crew Intermediate 144A
      16.00% 5/15/08                                 377,588           269,975
                                                                 -------------
                                                                       269,975
                                                                 -------------
Transportation & Shipping - 1.39%
    American Airlines 6.817% 5/23/11                 565,000           469,963
    Continental Airlines
      6.503% 6/15/11                                 240,000           227,628
      7.033% 6/15/11                                 352,537           267,431
                                                                 -------------
                                                                       965,022
                                                                 -------------
Utilities - 10.49%
    Atmos Energy 5.125% 1/15/13                      165,000           163,619
    Avista 9.75% 6/1/08                              875,000          1,000,781
   *CenterPoint Energy Houston Electric
      144A 5.70% 3/15/13                             520,000           530,178
    Detroit Edison 6.35% 10/15/32                  1,100,000         1,102,053
   *Illinois Power 144A 11.50% 12/15/10              360,000           401,400
   *ITC Holdings 144A 5.25% 7/15/13                  250,000           232,469
    Nevada Power 10.875% 10/15/09                     60,000            68,100
   *Ohio Power 144A 6.60% 2/15/33                    785,000           794,144
   *Oncor Electric Delivery
      144A 7.25% 1/15/33                             525,000           559,405
    Pepco Holdings 6.45% 8/15/12                     300,000           313,218
    PSEG Energy Holdings
      7.75% 4/16/07                                  735,000           754,095
      8.625% 2/15/08                                 130,000           135,025
    Sempra Energy 6.00% 2/1/13                       410,000           424,842
    TECO Energy 7.20% 5/1/11                         410,000           391,550
   *TXU Energy 144A 7.00% 3/15/13                    405,000           424,932
                                                                 -------------
                                                                     7,295,811
                                                                 -------------
Total Corporate Bonds
    (cost $52,757,184)                                              52,459,220
                                                                 -------------

------------------------------------------------------------------------------
Foreign Bonds - 13.56%
------------------------------------------------------------------------------
Aruba - 0.40%
    UFJ Finance Aruba 6.75% 7/15/13                  290,000           281,211
                                                                 -------------
                                                                       281,211
                                                                 -------------
Bahamas - 0.93%
   *Bahamas Government International
        Bond 144A 6.625% 5/15/33                     665,000           643,547
                                                                 -------------
                                                                       643,547
                                                                 -------------

Statements                                  Delaware Extended Duration Bond Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
--------------------------------------------------------------------------------
Brazil - 0.99%
    Federal Republic of Brazil
      8.875% 4/15/24                      USD        100,000     $      71,250
      10.25% 6/17/13                                 315,000           284,288
      11.00% 8/17/40                                 395,000           335,750
                                                                 -------------
                                                                       691,288
                                                                 -------------
Canada - 0.50%
    Placer Dome 6.375% 3/1/33                        365,000           348,440
                                                                 -------------
                                                                       348,440
                                                                 -------------
Chile - 0.58%
    Empresa Nacional de Petroleo
      6.75% 11/15/12                                 375,000           405,560
                                                                 -------------
                                                                       405,560
                                                                 -------------
Colombia - 0.68%
    Republic of Colombia 10.375% 1/28/33             460,000           473,800
                                                                 -------------
                                                                       473,800
                                                                 -------------
Dominican Republic - 0.86%
    Dominican Republic
   +++2.0625% 8/30/24 (Brady)                        305,000           234,850
      9.04% 1/23/13                                  390,000           360,999
                                                                 -------------
                                                                       595,849
                                                                 -------------
Ecuador - 0.98%
    Republic of Ecuador
    ++6.00% 8/15/30                                  570,000           338,616
      12.00% 11/15/12                                425,000           339,572
                                                                 -------------
                                                                       678,188
                                                                 -------------
France - 1.04%
 |X|France Telecom 10.00% 3/1/31                     385,000           480,965
   *Rhodia 144A 8.875% 6/1/11                        250,000           240,000
                                                                 -------------
                                                                       720,965
                                                                 -------------
Mexico - 2.00%
    Mexican United States
      7.50% 4/8/33                                   925,000           885,687
      8.30% 8/15/31                                  335,000           350,074
      11.50% 5/15/26                                 115,000           155,538
                                                                 -------------
                                                                     1,391,299
                                                                 -------------
Netherlands - 0.31%
   *ING Bank 144A 5.125% 5/1/15                      220,000           212,447
                                                                 -------------
                                                                       212,447
                                                                 -------------
Peru - 0.38%
 |X|Republic of Peru 4.25% 3/7/17                    325,000           262,431
                                                                 -------------
                                                                       262,431
                                                                 -------------
Russia - 1.50%
    Gazprom OAO 9.625% 3/1/13                      1,000,000         1,048,277
                                                                 -------------
                                                                     1,048,277
                                                                 -------------
Singapore - 0.29%
   *Singapor Telecommunications
      144A 7.375% 12/1/31                            175,000           200,706
                                                                 -------------
                                                                       200,706
                                                                 -------------
South Africa - 1.08%
    Republic of South Africa
      5.25% 5/16/13                       EUR        700,000           751,696
                                                                 -------------
                                                                       751,696
                                                                 -------------

                                                 Principal          Market
                                                  Amount**       Value (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
--------------------------------------------------------------------------------
Supranational - 0.32%
   *Central American Bank for Economic
      Integration 144A 6.75% 4/15/13      USD        225,000     $     224,579
                                                                 -------------
                                                                       224,579
                                                                 -------------
Uruguay - 0.72%
    Republic of Uruguay
      7.50% 3/15/15                                  190,000           140,125
      7.875% 1/15/33                                 575,000           363,688
                                                                 -------------
                                                                       503,813
                                                                 -------------
Total Foreign Bonds (cost $9,471,747)                                9,434,096
                                                                 -------------

--------------------------------------------------------------------------------
Municipal Bonds - 2.08%
--------------------------------------------------------------------------------
    California State 5.00% 2/1/33                    580,000           524,250
    Illinois State 5.10% 6/12/33                   1,050,000           921,239
                                                                 -------------
Total Municipal Bonds (cost$  1,632,128)                             1,445,489
                                                                 -------------

--------------------------------------------------------------------------------
U.S. Treasury Obligations - 0.49%
--------------------------------------------------------------------------------
   #U.S. Treasury Bond 5.25% 11/15/28                350,000           337,736
                                                                 -------------
Total U.S. Treasury Obligations
    (cost $353,500)                                                    337,736
                                                                 -------------

--------------------------------------------------------------------------------
|_|Senior Secured Loans - 5.50%
--------------------------------------------------------------------------------
    Centerpoint Energy Bank Loan
      12.75% 11/12/05                              1,000,000         1,160,000
+++*Evergreen Funding 144A 1.66% 11/15/10            401,187           280,307
    Qwest Communications Bank
      Loan Tranche B 6.95% 6/30/10                 1,400,000         1,379,000
    Vivendi University Bank Loan
      3.86% 6/30/08                                1,000,000         1,004,375
                                                                 -------------
Total Senior Secured Loans
    (cost $3,695,143)                                                3,823,682
                                                                 -------------

                                                Number of
                                                 Shares
--------------------------------------------------------------------------------
Preferred Stock - 1.62%
--------------------------------------------------------------------------------
   *Centaur Funding 144A 9.08%                         1,000         1,123,750
                                                                 -------------
Total Preferred Stock   (cost $1,046,615)                            1,123,750
                                                                 -------------

--------------------------------------------------------------------------------
Warrants - 0.00%
--------------------------------------------------------------------------------
 +*Solutia Warrants                                      550                 6
                                                                 -------------
Total Warrants (cost $46,787)                                                6
                                                                 -------------

Total Market Value of Securities - 99.59%
    (cost $69,659,806)                                              69,271,879
Receivables and Other Assets
    Net of Liabilities - 0.41%                                         284,395
                                                                 -------------
Net Assets Applicable to 12,543,928
    Shares Outstanding - 100.00%                                   $69,556,274
                                                                 =============

Statements                                  Delaware Extended Duration Bond Fund
  OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value - Delaware Extended
    Duration Bond Fund Class A
    ($9,539,321 / 1,720,346 shares)                                      $5.55
                                                                         -----
Net Asset Value - Delaware Extended
    Duration Bond Fund Class B
    ($5,374,761 / 969,268 shares)                                        $5.55
                                                                         -----
Net Asset Value - Delaware Extended
    Duration Bond Fund Class C
    ($4,751,437 / 856,886 shares)                                        $5.55
                                                                         -----
Net Asset Value - Delaware Extended
    Duration Bond Fund Institutional Class
    ($49,890,755 / 8,997,428 shares)                                     $5.55
                                                                         -----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at July 31, 2003
Shares of beneficial interest
   (unlimited authorization - no par)                              $69,835,268
Distributions in excess of net investment income                        (1,683)
Accumulated net realized gain on investments                           447,241
Net unrealized depreciation of investments                            (724,552)
                                                                   -----------
Total net assets                                                   $69,556,274
                                                                   -----------

   * Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements."
  ** Principal amount is stated in the currency in which each bond is denominated.
 |X| Variable Rate Notes - the interest rate shown is the rate as of July 31, 2003.
   +  Non-income producing security for the year ended July 31,2003.
  ++  Step coupon bond.
 +++ Floating Rate Note - the interest rate shown is the rate as of July 31, 2003.
   # Fully or partially pledged as collateral for financial futures contracts. |_| Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations
EUR - European Monetary Unit
USD - U.S. Dollar
REITs - Real Estate Investment Trusts

Net Asset Value and Offering Price per Share -
    Delaware Extended Duration Bond Fund
Net asset value Class A (A)                                              $5.55
Sales charge (4.50% of offering price,
    or 4.68% of amount invested per share) (B)                            0.26
                                                                         -----
Offering Price                                                           $5.81
                                                                         -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                          Delaware Corporate Bond Fund
  OF ASSETS AND LIABILITIES                         July 31, 2003




Assets:
   Investments at market (cost $145,861,873)                      $145,382,581
   Receivables for securities sold                                   5,221,247
   Interest receivable                                               2,116,127
   Subscriptions receivable                                          1,324,066
   Cash                                                                380,177
                                                                  ------------
   Total assets                                                    154,424,198
                                                                  ------------

Liabilities:
   Payables for securities purchased                                 9,324,361
   Liquidations payable                                                463,040
   Accrued expenses                                                    129,069
   Distributions payable                                               192,478
                                                                  ------------
   Total liabilities                                                10,108,948
                                                                  ------------

Total Net Assets                                                  $144,315,250
                                                                  ============

See accompanying notes







                                            Delaware Extended Duration Bond Fund
                                            July 31, 2003

Assets:
   Investments at market (cost $69,659,806)                        $69,271,879
   Receivables for securities sold                                   2,591,810
   Interest receivable                                               1,075,887
   Subscriptions receivable                                            157,691
                                                                   -----------
   Total assets                                                     73,097,267
                                                                   -----------

Liabilities:
   Cash overdraft                                                    1,703,506
   Payables for securities purchased                                 1,289,180
   Futures variation margin payable                                    237,911
   Accrued expenses                                                     76,015
   Liquidations payable                                                124,688
   Distributions payable                                               109,693
                                                                   -----------
   Total liabilities                                                 3,540,993
                                                                   -----------

Total Net Assets                                                   $69,556,274
                                                                   ===========

See accompanying notes

Statements                                              Year Ended July 31, 2003
  OF OPERATIONS


                                                                                            Delaware Corporate   Delaware Extended
                                                                                                Bond Fund        Duration Bond Fund
Investment Income:
   Interest                                                                                     $ 7,621,901           $ 4,960,649
   Dividends                                                                                         65,830                90,800
                                                                                                -----------           -----------
                                                                                                  7,687,731             5,051,449
                                                                                                -----------           -----------

Expenses:
   Management fees                                                                                  567,308               372,940
   Dividend disbursing and transfer agent fees and expenses                                         365,688               132,622
   Distribution expense -- Class A                                                                   71,720                20,767
   Distribution expense -- Class B                                                                  150,510                43,299
   Distribution expense -- Class C                                                                  104,298                27,386
   Registration fees                                                                                 64,166                39,550
   Accounting and administration expenses                                                            50,642                30,350
   Reports and statements to shareholders                                                            45,415                23,394
   Professional fees                                                                                 19,810                10,790
   Custodian fees                                                                                    15,387                14,366
   Trustees' fees                                                                                     5,433                 4,622
   Other                                                                                             33,951                18,141
                                                                                                -----------           -----------
                                                                                                  1,494,328               738,227
   Less expenses absorbed or waived by investment manager                                          (540,307)             (271,540)
   Less waiver of distribution expenses -- Class A                                                  (10,692)               (3,141)
   Less expenses paid indirectly                                                                     (4,666)               (2,305)
                                                                                                -----------           -----------
   Total expenses                                                                                   938,663               461,241
                                                                                                -----------           -----------
Net Investment Income                                                                             6,749,068             4,590,208
                                                                                                -----------           -----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
   Net realized gain (loss) on:
     Investments                                                                                  5,332,233             4,191,647
     Futures contracts                                                                                   --               437,417
     Foreign currency transactions                                                                   (4,912)               (3,439)
                                                                                                -----------           -----------
   Net realized gain                                                                              5,327,321             4,625,625
   Net change in unrealized appreciation/depreciation of investments and foreign currencies       1,046,720               992,913
                                                                                                -----------           -----------
Net Realized and Unrealized Gain on Investments and Foreign Currencies                            6,374,041             5,618,538
                                                                                                -----------           -----------

Net Increase in Net Assets Resulting from Operations                                            $13,123,109           $10,208,746
                                                                                                ===========           ===========

See accompanying notes

Statements
  OF CHANGES IN NET ASSETS

                                                                                Delaware Corporate         Delaware Extended
                                                                                    Bond Fund              Duration Bond Fund

                                                                                    Year Ended                 Year Ended
                                                                               7/31/03      7/31/02       7/31/03       7/31/02

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                     $ 6,749,068  $ 5,148,071  $ 4,590,208  $ 5,101,565
   Net realized gain on investments and foreign currencies                     5,327,321    1,090,086    4,625,625      960,545
   Net change in unrealized appreciation/depreciation
        of investments and foreign currencies                                  1,046,720   (3,395,125)     992,913   (3,848,781)
                                                                             -----------  -----------  -----------  ------------
   Net increase in net assets resulting from operations                       13,123,109    2,843,032   10,208,746    2,213,329
                                                                             -----------  -----------  -----------  ------------

Dividends and Distributions to Shareholders from:
   Net Investment Income
     Class A                                                                  (1,515,366)    (725,537)    (465,892)    (337,516)
     Class B                                                                    (825,298)    (490,335)    (256,436)    (141,883)
     Class C                                                                    (564,484)    (217,538)    (157,965)     (63,535)
     Institutional Class                                                      (4,105,988)  (3,701,695)  (3,759,954)  (4,453,216)
                                                                             -----------  -----------  -----------  ------------
                                                                              (7,011,136)  (5,135,105)  (4,640,247)  (4,996,150)
                                                                             -----------  -----------  -----------  ------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                  28,428,524   15,314,140    8,355,235    3,141,532
     Class B                                                                  10,606,945    9,565,643    2,552,661    2,574,159
     Class C                                                                  14,081,885    4,786,329    4,380,382    1,185,434
     Class R                                                                           6           --           --           --
     Institutional Class                                                      33,176,155   16,343,326    8,696,274   13,691,709

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                     918,175      425,076      254,133      203,690
     Class B                                                                     403,587      236,372      128,541       81,063
     Class C                                                                     347,700      126,156       86,622       42,338
     Institutional Class                                                       3,551,075    3,182,038    3,295,783    3,907,387
                                                                             -----------  -----------  -----------  ------------
                                                                              91,514,052   49,979,080   27,749,631   24,827,312
                                                                             -----------  -----------  -----------  ------------
   Cost of shares repurchased:
     Class A                                                                 (13,657,834)  (2,962,214)  (3,970,562)  (1,880,937)
     Class B                                                                  (5,003,085)  (2,547,415)    (987,678)    (291,763)
     Class C                                                                  (2,485,947)    (503,317)  (1,199,321)    (147,953)
     Institutional Class                                                     (20,549,038) (19,737,436) (23,741,044) (20,509,096)
                                                                             -----------  -----------  -----------  ------------
                                                                             (41,695,904) (25,750,382) (29,898,605) (22,829,749)
                                                                             -----------  -----------  -----------  ------------
Increase (decrease) in net assets derived from capital share transactions     49,818,148   24,228,698   (2,148,974)   1,997,563
                                                                             -----------  -----------  -----------  ------------
Net Increase (Decrease) in Net Assets                                         55,930,121   21,936,625    3,419,525     (785,258)

Net Assets:
   Beginning of year                                                          88,385,129   66,448,504   66,136,749   66,922,007
                                                                             -----------  -----------  -----------  ------------
   End of year                                                               $144,315,25  $88,385,129  $69,556,274  $66,136,749
                                                                             ===========  ===========  ===========  ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware Corporate Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                        to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00    7/31/99

Net asset value, beginning of period                                        $5.220      $5.370      $5.070       $5.280      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.339       0.364       0.370        0.353       0.201
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.410      (0.152)      0.299       (0.210)     (0.216)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.749       0.212       0.669        0.143      (0.015)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.349)     (0.362)     (0.369)      (0.353)     (0.201)
Net realized gain on investments                                                --          --          --           --      (0.004)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.349)     (0.362)     (0.369)      (0.353)     (0.205)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.620      $5.220      $5.370       $5.070      $5.280
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             14.61%       4.02%      13.72%        2.85%      (0.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $34,707     $17,932      $5,596       $2,790      $1,377
Ratio of expenses to average net assets                                      0.80%       0.80%       0.80%        0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.32%       1.22%       1.20%        1.27%       1.26%
Ratio of net investment income to average net assets                         5.98%       6.79%       7.16%        6.84%       5.75%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  5.46%       6.37%       6.76%        6.37%       5.29%
Portfolio turnover                                                            861%       1044%        709%         118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
       highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Delaware Corporate Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                         to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.220      $5.370      $5.070       $5.280      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.298       0.325       0.331        0.315       0.171
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.410      (0.152)      0.300       (0.210)     (0.216)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.708       0.173       0.631        0.105      (0.045)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.308)     (0.323)     (0.331)      (0.315)     (0.171)
Net realized gain on investments                                                --          --          --           --      (0.004)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.308)     (0.323)     (0.331)      (0.315)     (0.175)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.620      $5.220      $5.370       $5.070      $5.280
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             13.78%       3.25%      12.89%        2.09%      (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $18,551     $11,709      $4,736       $2,057      $1,236
Ratio of expenses to average net assets                                      1.55%       1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  2.03%       1.97%       1.95%        2.02%       2.01%
Ratio of net investment income to average net assets                         5.23%       6.04%       6.41%        6.09%       5.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  4.75%       5.62%       6.01%        5.62%       4.54%
Portfolio turnover                                                            861%       1044%        709%         118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Corporate                 Delaware Corporate
                                                                               Bond Fund Class C                  Bond Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    9/15/98(1)         6/2/03(1)
                                                                           Year Ended                    to               to
                                                              7/31/03  7/31/02(3)  7/31/01  7/31/00   7/31/99           7/31/03

Net asset value, beginning of period                           $5.220     $5.370    $5.070   $5.280    $5.500            $5.930

Income (loss) from investment operations:
Net investment income                                           0.297      0.324     0.331    0.316     0.171             0.030
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.410     (0.152)    0.299   (0.210)   (0.216)           (0.300)
                                                               ------     ------    ------   ------    ------            ------
Total from investment operations                                0.707      0.172     0.630    0.106    (0.045)           (0.270)
                                                               ------     ------    ------   ------    ------            ------

Less dividends and distributions from:
Net investment income                                          (0.307)    (0.322)   (0.330)  (0.316)   (0.171)           (0.040)
Net realized gain on investments                                   --         --        --       --    (0.004)               --
                                                               ------     ------    ------   ------    ------            ------
Total dividends and distributions                              (0.307)    (0.322)   (0.330)  (0.316)   (0.175)           (0.040)
                                                               ------     ------    ------   ------    ------            ------

Net asset value, end of period                                 $5.620     $5.220    $5.370   $5.070    $5.280            $5.620
                                                               ======     ======    ======   ======    ======            ======

Total return(2)                                                13.77%      3.24%    12.88%    2.10%    (0.88%)           (4.58%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $18,313     $6,063    $1,804     $296      $303                $0
Ratio of expenses to average net assets                         1.55%      1.55%     1.55%    1.55%     1.55%             1.15%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly     2.03%      1.97%     1.95%    2.02%     2.01%             1.57%
Ratio of net investment income to average net assets            5.23%      6.04%     6.41%    6.09%     5.00%             4.93%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     4.75%      5.62%     6.01%    5.62%     4.54%             4.51%
Portfolio turnover                                               861%      1044%      709%     118%      175%              861%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Corporate Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                         to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.220      $5.370      $5.070       $5.280      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.354       0.378       0.383        0.367       0.212
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.410      (0.152)      0.300       (0.210)     (0.216)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.764       0.226       0.683        0.157      (0.004)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.364)     (0.376)     (0.383)      (0.367)     (0.212)
Net realized gain on investments                                                --          --          --           --      (0.004)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.364)     (0.376)     (0.383)      (0.367)     (0.216)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.620      $5.220      $5.370       $5.070      $5.280
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             14.92%       4.29%      14.02%        3.12%      (0.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $72,744     $52,681     $54,312      $55,088     $55,201
Ratio of expenses to average net assets                                      0.55%       0.55%       0.55%        0.55%       0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.03%       0.97%       0.95%        1.02%       1.01%
Ratio of net investment income to average net assets                         6.23%       7.04%       7.41%        7.09%       6.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  5.75%       6.62%       7.01%        6.62%       5.54%
Portfolio turnover                                                            861%       1044%        709%         118%        175%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Extended Duration Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                         to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.050      $5.260      $4.890       $5.150      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.373       0.384       0.369        0.360       0.206
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.500      (0.218)      0.370       (0.260)     (0.347)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.873       0.166       0.739        0.100      (0.141)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.373)     (0.376)     (0.369)      (0.360)     (0.206)
Net realized gain on investments                                                --          --          --           --      (0.003)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.373)     (0.376)     (0.369)      (0.360)     (0.209)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.550      $5.050      $5.260       $4.890      $5.150
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             17.55%       3.16%      15.76%        2.08%      (2.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $9,539      $4,629      $3,346       $1,948      $1,042
Ratio of expenses to average net assets                                      0.80%       0.80%       0.80%        0.80%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.24%       1.23%       1.26%        1.23%       1.27%
Ratio of net investment income to average net assets                         6.65%       7.34%       7.38%        7.24%       5.88%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  6.21%       6.91%       6.92%        6.81%       5.41%
Portfolio turnover                                                            789%        923%        642%         115%        201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Extended Duration Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                        to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.050      $5.260      $4.890       $5.150      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.332       0.343       0.331        0.323       0.172
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.500      (0.218)      0.370       (0.260)     (0.347)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.832       0.125       0.701        0.063      (0.175)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.332)     (0.335)     (0.331)      (0.323)     (0.172)
Net realized gain on investments                                                --          --          --           --      (0.003)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.332)     (0.335)     (0.331)      (0.323)     (0.175)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.550      $5.050      $5.260       $4.890      $5.150
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             16.70%       2.37%      14.90%        1.32%      (3.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $5,375      $3,413      $1,175         $476        $114
Ratio of expenses to average net assets                                      1.55%       1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.95%       1.98%       2.01%        1.98%       2.02%
Ratio of net investment income to average net assets                         5.90%       6.59%       6.63%        6.49%       5.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  5.50%       6.16%       6.17%        6.06%       4.66%
Portfolio turnover                                                            789%        923%        642%         115%        201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Extended Duration Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                          Year Ended                          to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.050      $5.260      $4.890       $5.150      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.331       0.343       0.331        0.323       0.180
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.500      (0.218)      0.370       (0.260)     (0.347)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.831       0.125       0.701        0.063      (0.167)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.331)     (0.335)     (0.331)      (0.323)     (0.180)
Net realized gain on investments                                                --          --          --           --      (0.003)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.331)     (0.335)     (0.331)      (0.323)     (0.183)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.550      $5.050      $5.260       $4.890      $5.150
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             16.67%       2.37%      14.88%        1.32%      (3.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $4,751      $1,431        $408          $87         $58
Ratio of expenses to average net assets                                      1.55%       1.55%       1.55%        1.55%       1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  1.95%       1.98%       2.01%        1.98%       2.02%
Ratio of net investment income to average net assets                         5.90%       6.59%       6.63%        6.49%       5.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  5.50%       6.16%       6.17%        6.06%       4.66%
Portfolio turnover                                                            789%        923%        642%         115%        201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Extended Duration Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9/15/98(1)
                                                                                           Year Ended                         to
                                                                           7/31/03   7/31/02(3)    7/31/01      7/31/00     7/31/99

Net asset value, beginning of period                                        $5.050      $5.260      $4.890       $5.150      $5.500

Income (loss) from investment operations:
Net investment income                                                        0.387       0.397       0.382        0.372       0.215
Net realized and unrealized gain (loss) on
   investments and foreign currencies                                        0.500      (0.218)      0.370       (0.260)     (0.347)
                                                                            ------      ------      ------       ------      ------
Total from investment operations                                             0.887       0.179       0.752        0.112      (0.132)
                                                                            ------      ------      ------       ------      ------

Less dividends and distributions from:
Net investment income                                                       (0.387)     (0.389)     (0.382)      (0.372)     (0.215)
Net realized gain on investments                                                --          --          --           --      (0.003)
                                                                            ------      ------      ------       ------      ------
Total dividends and distributions                                           (0.387)     (0.389)     (0.382)      (0.372)     (0.218)
                                                                            ------      ------      ------       ------      ------

Net asset value, end of period                                              $5.550      $5.050      $5.260       $4.890      $5.150
                                                                            ======      ======      ======       ======      ======

Total return(2)                                                             17.87%       3.43%      16.05%        2.34%      (2.52%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $49,891     $56,664     $61,993      $61,955     $55,631
Ratio of expenses to average net assets                                      0.55%       0.55%       0.55%        0.55%       0.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                  0.95%       0.98%       1.01%        0.98%       1.02%
Ratio of net investment income to average net assets                         6.90%       7.59%       7.63%        7.49%       6.13%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  6.50%       7.16%       7.17%        7.06%       5.66%
Portfolio turnover                                                            789%        923%        642%         115%        201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payments of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Notes                                      Delaware Corporate Bond Fund
  TO FINANCIAL STATEMENTS                  Delaware Extended Duration Bond Fund
                                           July 31, 2003


Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31, 2003, Delaware Extended Duration Bond Fund Class R had not commenced operations.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended July 31, 2003 were as follows:

                                          Delaware          Delaware
                                          Corporate     Extended Duration
                                          Bond Fund         Bond Fund
                                          ---------     -----------------
  Commission reimbursements                $2,723             $1,627
  Earnings credits                          1,943                678

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                          Delaware          Delaware
                                          Corporate     Extended Duration
                                          Bond Fund         Bond Fund
                                          ---------     -----------------
  On the first $500 million                 0.500%            0.550%
  On the next $500 million                  0.475%            0.500%
  On the next $1.5 billion                  0.450%            0.450%
  In excess of $2.5 billion                 0.425%            0.425%


DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2004.

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)       Delaware Extended Duration Bond Fund


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution fees through September 30, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets.

At July 31, 2003, each Fund had liabilities payable to affiliates as follows:

                                           Delaware        Delaware
                                           Corporate   Extended Duration
                                           Bond Fund       Bond Fund
                                          -----------  -----------------
  Investment Management fee
     payable to DMC                           $6,191          $9,355
  Dividend disbursing, transfer agent
     fees, accounting and other
     expenses payable to DSC                  30,975          13,011
  Other expenses payable to
     DMC and affiliates                        2,082           1,037

For the year ended July 31, 2003, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

  Delaware Corporate Bond Fund                             $29,363
  Delaware Extended Duration Bond Fund                      $8,392

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended July 31, 2003, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                         Delaware          Delaware
                                         Corporate     Extended Duration
                                         Bond Fund         Bond Fund
                                        ------------   -----------------
  Purchases                             $532,158,136        $254,041,870
  Sales                                  484,406,468         253,037,397

At July 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                         Delaware          Delaware
                                         Corporate     Extended Duration
                                         Bond Fund         Bond Fund
                                        ------------   -----------------
  Cost of investments                   $146,368,471         $69,784,136
                                        ============         ===========

  Aggregate unrealized appreciation     $  3,588,339         $ 2,313,368
  Aggregate unrealized depreciation       (4,574,229)         (2,825,625)
                                        ------------         -----------
  Net unrealized depreciation           $   (985,890)        $  (512,257)
                                        ============         ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending July 31, 2003 and 2002 were as follows:

                                         Delaware               Delaware
                                         Corporate          Extended Duration
                                         Bond Fund              Bond Fund
                                     ----------------        ---------------
                                     2003        2002        2003       2002

  Ordinary income                $7,011,136  $5,135,105  $4,640,247  $4,996,150

As of July 31, 2003, the components of net assets on a tax basis were as follows:

                                         Delaware          Delaware
                                         Corporate     Extended Duration
                                         Bond Fund         Bond Fund
                                        ------------   -----------------
  Shares of beneficial interest         $143,205,169         $69,835,268
  Undistributed ordinary income            1,405,603               1,756
  Undistributed long-term
     capital gain                            695,617             235,182
  Post-October currency losses                (4,912)             (3,439)
  Unrealized depreciation
     on investments and
     foreign currencies                     (986,227)           (512,493)
                                        ------------        ------------
  Net Assets                            $144,315,250        $ 69,556,274
                                        ============        ============

Post-October losses represent losses realized on investment and currency transactions from November 1, 2002 through July 31, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)       Delaware Extended Duration Bond Fund


5. Capital Shares
Transactions in capital shares were as follows:

                                                    Delaware Corporate           Delaware Extended
                                                        Bond Fund                Duration Bond Fund
                                                    ------------------           ------------------
                                                        Year Ended                   Year Ended
                                                   7/31/03       7/31/02        7/31/03         7/31/02
  Shares sold:
     Class A                                     5,013,367     2,865,441      1,456,924         601,760
     Class B                                     1,890,068     1,792,051        449,772         492,768
     Class C                                     2,471,148       895,352        773,883         226,214
     Class R                                             1            --             --              --
     Institutional Class                         5,967,397     3,060,909      1,572,296       2,613,281

  Shares issued upon reinvestment
     of dividends and distributions:
     Class A                                       164,198        79,564         45,798          39,021
     Class B                                        72,256        44,216         23,194          15,527
     Class C                                        61,964        23,605         15,453           8,099
     Institutional Class                           637,752       595,929        600,939         748,742
                                               -----------   -----------    -----------     -----------
                                                16,278,151     9,357,067      4,938,259       4,745,412
                                               -----------   -----------    -----------     -----------

  Shares repurchased:
     Class A                                    (2,435,058)     (555,864)      (698,863)       (360,575)
     Class B                                      (902,814)     (478,053)      (179,404)        (56,053)
     Class C                                      (434,901)      (94,638)      (215,847)        (28,487)
     Institutional Class                        (3,745,700)   (3,697,340)    (4,395,521)     (3,931,380)
                                               -----------   -----------    -----------     -----------
                                                (7,518,473)   (4,825,895)    (5,489,635)     (4,376,495)
                                               -----------   -----------    -----------     -----------
  Net increase (decrease)                        8,759,678     4,531,172       (551,376)        368,917
                                               ===========   ===========    ===========     ===========

Class B shares converted to Class A shares*

                             7/31/03               7/31/02
                        Shares     Value       Shares     Value
                        ------    -------      ------    -------
  Corporate Bond        14,784    $83,540       5,337    $29,126
  Extended Duration        309      1,889          --         --

*The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Futures Contracts
Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2003 were as follows:

  Delaware Extended Duration Bond Fund

  Contracts to Buy            Notional Cost        Expiration Date         Unrealized Loss
  ----------------            -------------        ---------------         ---------------
  111 U.S. 20 Year Treasury     $12,060,763         September 2003              $(336,388)
    Bond Contracts

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL STATEMENTS (CONTINUED)       Delaware Extended Duration Bond Fund


7. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2003, or at any time during the year.

8. Foreign Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No forward foreign currency exchange contracts were outstanding at July 31, 2003.

9. Credit and Market Risk
Each Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10. Tax Information (Unaudited)
The information set forth below is for the Funds' fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2003, the Funds designate distributions paid during the period as follows:

                                                     Delaware Corporate     Delaware Extended
                                                          Bond Fund         Duration Bond Fund
                                                     ------------------     ------------------
  (A) Long-Term Capital Gains Distributions                   --                   --
      (Tax Basis)
  (B) Ordinary Income Distributions (Tax Basis)              100%                 100%
  (C) Total Distributions (Tax Basis)                        100%                 100%
  (D) Qualifying Dividends(1)                                 --                   --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees Delaware Group Income Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (the "Funds") (each a series of Delaware Group Income Funds) as of July 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at July 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
September 12, 2003

Delaware Investments Family of Funds
  BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude to Driscoll(2)         Chairman and          3 Years -            Since August 2000,           83             None
   2005 Market Street          Trustee(4)         Executive Officer    Mr. Driscoll has served in
   Philadelphia, PA                                                    various executive capacities
        19103                                      Trustee as of         at different times at
                                                    May 15, 2003         Delaware Investments(1)
   March 10, 1963
                                                                        Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                            Managing Director -
                                                                       NationsBanc Capital Markets
                                                                       (February 1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction, Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            101            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  101             Director -
 2005 Market Street                                                        National Gallery of Art                  Systemax, Inc.
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
   November 1, 1940



   Thomas F. Madison             Trustee              9 Years                President/Chief           101            Director -
   2005 Market Street                                                      Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                  Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101             None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         101             None
   2005 Market Street           General Counsel                    various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                        Affiliated Officers                      Contact Information
Jude T. Driscoll                         Michael P. Bishof                        Investment Manager
Chairman                                 Senior Vice President and Treasurer      Delaware Management Company
Delaware Investments Family of Funds     Delaware Investments Family of Funds     Philadelphia, PA
Philadelphia, PA                         Philadelphia, PA
                                                                                  International Affiliate
Walter P. Babich                         Richelle S. Maestro                      Delaware International Advisers Ltd.
Board Chairman                           Executive Vice President,                London, England
Citadel Construction Corporation         General Counsel and Secretary
King of Prussia, PA                      Delaware Investments Family of Funds     National Distributor
                                         Philadelphia, PA                         Delaware Distributors, L.P.
John H. Durham                                                                    Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                Shareholder Servicing, Dividend
                                                                                  Disbursing and Transfer Agent
John A. Fry                                                                       Delaware Service Company, Inc.
President                                                                         2005 Market Street
Franklin & Marshall College                                                       Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                  For Shareholders
Anthony D. Knerr                                                                  800 523-1918
Managing Director
Anthony Knerr & Associates                                                        For Securities Dealers and Financial
New York, NY                                                                      Institutions Representatives Only
                                                                                  800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                             Web site
National Gallery of Art                                                           www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN
                                          --------------------------------------------------------------------------------
Janet L. Yeomans                          A description of the policies and procedures that the Fund uses to determine how
Vice President/Mergers & Acquisitions     to vote proxies (if any) relating to portfolio securities is available without
3M Corporation St.                        charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
Paul, MN                                  http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                          http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                          (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                          on the Commission's website at http://www.sec.gov.
                                          --------------------------------------------------------------------------------





(8152)                                                                                                         Printed in the USA
AR-460 [7/03] IVES 9/03                                                                                                     J9373



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME


Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE DELCHESTER FUND

[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                              1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                      3
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:
--------------------------------------------------------------------------------
   Statement of Net Assets                                               4
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities                                   8
--------------------------------------------------------------------------------
   Statement of Operations                                               9
--------------------------------------------------------------------------------
   Statements of Changes in Net Assets                                  10
--------------------------------------------------------------------------------
   Financial Highlights                                                 11
--------------------------------------------------------------------------------
   Notes to Financial Statements                                        15
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                          18
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                              19
--------------------------------------------------------------------------------

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                               Delaware Delchester Fund
       MANAGEMENT REVIEW                                August 12, 2003

Fund Manager
Timothy L. Rabe
Senior Vice President/Senior Portfolio Manager

Q: Please discuss the Fund's performance and the high yield market in general during the 12-month period.
A: Delaware Delchester Fund gained +28.67% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2003. The Fund's peer group, as measured by the Lipper High Current Yield Funds Average, returned +20.38%. The Fund's benchmark, the Citigroup High-Yield Cash Pay Index, formerly the Salomon Smith Barney High-Yield Cash Pay Index, gained +28.62%. We attribute the Fund's strong performance to our disciplined, long-term investment approach.

A focus on prudent business operations and ethical accounting practices helped companies post stronger earnings, sparking a rebound in the high yield market in the second quarter of 2003. Refinancing debt at longer maturities has been a positive strategy for many high-yield issuers, providing them with more time to focus on improving their balance sheets.

Investors discouraged by low yielding fixed-income vehicles such as money market funds are increasingly accepting the risks associated with non investment-grade bonds in an effort to capture more attractive yields. In the second quarter of 2003, new high-yield issuance climbed to its highest level in five years. Coupled with a declining default rate and strong cash flows, a healthier high-yield bond market generated its best return in years.

Q: Please discuss the Fund's strategy over the past year.
A: In an effort to avoid sector bets and minimize portfolio risk, we maintained neutral sector weightings relative to the Fund's benchmark index, with several exceptions. In healthcare, the fallout from criminal investigations at HealthSouth and Tenet Healthcare created negative implications for the entire sector, prompting us to maintain a less heavily-weighted position. We also believed it was unlikely that the financial prospects for airline carriers would improve, and remain skeptical today. Due to continued industry uncertainty, we avoided this sector during the fiscal year.

In the utility sector, the Fund held a neutral weighting despite concerns about debt burdens and fraudulent accounting practices that have plagued the industry in recent years. Our research group helped us search through the plagued industry to find candidates for the portfolio. We believe that extensive research is critical to helping us in an environment where corporate malfeasance at one firm can weaken an entire sector. Our position in Calpine, an electric utility generator, posted strong returns following its successful debt refinancing amid a highly volatile industry.

Q: How do you manage investment risk?
A: We believe that a bottom-up approach to portfolio construction is the most effective way to select good companies. Our investment discipline is founded on in-depth company research and credit analysis supported by a team of 19 sector-specific analysts. This highly-focused approach provides us with the ability to thoroughly scrutinize each investment opportunity. It helps us select the market's most attractive yields and create a well-diversified portfolio. Of course, ongoing credit analysis and portfolio monitoring are critical to helping us identify factors or situations that might have a potential negative impact on the Fund.

Q: Which holdings had the greatest positive impact on performance?
A: A focus on corporate debt restructuring was a key driver of performance among many of our core holdings. Calpine delivered strong returns following a successful debt refinancing. Clothing retailer J Crew also benefited from a positive debt restructuring. With a strong brand name and capable management, we believe the long-term prospects for J Crew remain promising. In the cable arena, Charter Communications Holdings rebounded in the second quarter of 2003 following last year's investigation into suspected fraudulent accounting practices and a high-profile management turnover. We believe the strong price performance for Charter Communications' bonds is warranted and that the company may fare well under the leadership of Paul Allen, a former Microsoft executive. R.H. Donnelley was also a noteworthy contributor to performance due to its recent acquisition of Sprint Directory Publishing.

Q: Please discuss any securities that detracted from performance.
A: While the Fund generated strong performance relative to its peers, several holdings fell below our performance expectations. The Fund had a market-weighted position in leading chemical producer Solutia, which suffered from a highly-publicized water contamination case in Alabama. A weak U.S. dollar and high natural gas prices also contributed to the firm's poor financial results, as did legal expenditures associated with the ongoing litigation. However, we remain optimistic that Solutia's legal issues will be fairly resolved and that its competitive market position may reward investors over the long term.

We were also disappointed by our investment in Newmont Yandal Operations, the Australian subsidiary of Newmont Mining Corporation, which declared bankruptcy proceedings during the period and is consequently no longer a holding within the portfolio.

Delaware
   DELCHESTER FUND

Fund Basics
As of July 31, 2003

-----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income as is consistent with providing reasonable safety.

-----------------------------------------------
Total Fund Assets:
$370.57 million

-----------------------------------------------
Number of Holdings:
179

-----------------------------------------------
Fund Start Date:
August 20, 1970

-----------------------------------------------
Your Fund Manager:
Timothy L. Rabe is Senior Vice President/Senior
Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco
Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company.
He is a CFA charterholder.

-----------------------------------------------
Nasdaq Symbols:
Class A DETWX
Class B DHYBX
Class C DELCX

Fund Performance
Average Annual Total Returns
Through July 31, 2003            Lifetime      10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
Excluding Sales Charge             +7.48%       +1.77%      -5.13%      +28.67%
Including Sales Charge             +7.33%       +1.31%      -5.99%      +22.95%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge             +0.86%                   -5.77%      +27.68%
Including Sales Charge             +0.86%                   -5.94%      +23.68%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +0.03%                   -5.77%      +27.68%
Including Sales Charge             +0.03%                   -5.77%      +26.68%
--------------------------------------------------------------------------------

Delaware Delchester Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than higher quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. No Class R shares were made available during the periods shown.

An expense limitation was in effect for all share classes for the periods through 7/31/01. Performance would have been lower had the expense limitation not been in effect.

The average annual total returns for the lifetime (since 8/20/70), 10-year, five-year, and one-year periods ended July 31, 2003 for Delaware Delchester Fund's Institutional Class were +7.62%, +2.06%, -4.81%, and +29.46%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DETIX

Performance of a $10,000 Investment
July 31, 1993 through July 31, 2003

                              Delaware            Citigroup High-Yield
                           Delchester Fund            Cash Pay Index
                           ---------------            --------------

      Jul-93                   $9,550                     $10,000
      Jul-94                   $9,703                     $10,320
      Jul-95                   $10,524                    $11,805
      Jul-96                   $11,376                    $12,857
      Jul-97                   $13,371                    $14,888
      Jul-98                   $14,772                    $16,475
      Jul-99                   $13,642                    $16,440
      Jul-00                   $12,043                    $16,302
      Jul-01                   $9,609                     $16,663
      Jul-02                   $8,827                     $15,086
      Jul-03                   $11,357                    $19,404

Chart assumes $10,000 invested on July 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney High-Yield Cash Pay Index) is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                               Delaware Delchester Fund
       OF NET ASSETS                                    July 31, 2003


                                                                         Market
                                                           Principal     Value
                                                            Amount      (U.S.$)
Asset-Backed Securities - 0.63%
 *Master Asset Securitization Trust
     NIM 2003-OPT2 144A 9.79% 5/26/33                    $ 1,531,791 $ 1,532,271
 *South Street 1999-1A A1 144A
     7.16% 7/1/11                                            900,000     805,553
                                                                     -----------
Total Asset-Backed Securities
 (cost $2,337,218)                                                     2,337,824
                                                                     -----------
Collateralized Mortgage Obligations - 0.93%
   *Goldman Sachs Mortgage Securities
     2002-HE2N 144A 8.25% 10/20/32                           726,951     726,951
*|X|Prudential Securities Secured Financing
     1998 C1-J 144A 7.335% 5/15/13                           850,000     681,893
*|X|Salomon Brothers Mortgage Securities
     1999 C1-J 144A 7.00% 5/18/32                          2,730,000   2,036,579
                                                                     -----------
Total Collateralized Mortgage Obligations
 (cost $3,496,986)                                                     3,445,423
                                                                     -----------
Corporate Bonds - 76.15%
Aerospace & Defense - 0.51%
 *Aviall 144A 7.625% 7/1/11                                1,425,000   1,425,000
 *TD Funding 144A 8.375% 7/15/11                             450,000     460,125
                                                                     -----------
                                                                       1,885,125
                                                                     -----------
Automobiles & Automotive Parts - 1.76%
 *Advanced Accessory Systems 144A
     10.75% 6/15/11                                        1,285,000   1,355,675
 +CSK Auto 12.00% 6/15/06                                  1,875,000   2,088,281
  General Motors 8.375% 7/15/33                            2,030,000   1,901,696
 *UIS 144A 9.375% 6/15/13                                  1,100,000   1,152,250
 oVenture Holdings Trust 12.00% 6/1/09                     3,465,000      38,981
                                                                     -----------
                                                                       6,536,883
                                                                     -----------
Banking, Finance & Insurance - 2.93%
 *Crum & Forster 144A 10.375% 6/15/13                      1,720,000   1,784,500
 *Farmers Exchange Capital 144A
     7.20% 7/15/48                                           945,000     737,782
 *Farmers Insurance Exchange 144A
     8.625% 5/1/24                                           735,000     705,743
  Finova Group 7.50% 11/15/09                              5,235,000   2,381,925
  Qwest Capital Funding 5.875% 8/3/04                      3,075,000   2,905,875
  TIG Holdings 8.125% 4/15/05                              2,010,000   1,939,650
 *Zurich Capital Trust I 144A 8.376% 6/1/37                  400,000     405,176
                                                                     -----------
                                                                      10,860,651
                                                                     -----------
Buildings & Materials - 1.85%
 +Foster Wheeler 6.75% 11/15/05                            3,415,000   1,997,775
 *Lone Star Industries 144A 8.85% 6/15/05                  1,940,000   2,024,875
  United States Steel 10.75% 8/1/08                        1,770,000   1,770,000
 oWCI Steel 10.00% 12/1/04                                 3,215,000   1,060,950
                                                                     -----------
                                                                       6,853,600
                                                                     -----------
Business Services - 0.51%
 *Brickman Group 144A 11.75% 12/15/09                      1,070,000   1,185,025
 *Worldspan Finance 144A 9.625% 6/15/11                      675,000     705,375
                                                                     -----------
                                                                       1,890,400
                                                                     -----------

                                                                        Market
                                                          Principal     Value
                                                           Amount      (U.S.$)
Corporate Bonds (continued)
Cable, Media & Publishing - 10.83%
  American Media Operation
     10.25% 5/1/09                                       $ 1,845,000 $ 1,969,538
 +Charter Communications Holdings
     10.00% 4/1/09                                         7,155,000   5,580,899
     10.75% 10/1/09                                        5,435,000   4,388,763
 +CSC Holdings 10.50% 5/15/16                                445,000     476,150
 +Insight Midwest 10.50% 11/1/10                           3,310,000   3,558,250
 +Lodgenet Entertainment 9.50% 6/15/13                     4,840,000   5,094,100
  Mediacom 9.50% 1/15/13                                   3,350,000   3,333,250
  PanAmSat 8.50% 2/1/12                                    2,675,000   2,795,375
 *PEI Holdings 144A 11.00% 3/15/10                         1,195,000   1,320,475
+*RH Donnelley Finance 144A
     10.875% 12/15/12                                      3,300,000   3,729,000
  Vertis
     10.875% 6/15/09                                       2,740,000   2,685,200
     13.50% 12/7/09                                        1,525,000   1,418,250
  XM Satellite Radio
   +*144A 12.00% 6/15/10                                     855,000     850,725
    #14.00% 12/31/09                                       4,000,000   2,920,000
                                                                     -----------
                                                                      40,119,975
                                                                     -----------
Chemicals - 3.12%
*++HMP Equity 144A 15.433% 5/15/08                         1,080,000     534,600
 +Huntsman International
    *144A 9.875% 3/1/09                                    1,550,000   1,596,500
     10.125% 7/1/09                                        2,095,000   2,021,675
  IMC Global 7.625% 11/1/05                                2,600,000   2,756,000
 +Solutia
     6.72% 10/15/37                                        2,650,000   1,603,250
     11.25% 7/15/09                                        2,030,000   1,410,850
 *Westlake Chemical 144A 8.75% 7/15/11                     1,645,000   1,645,000
                                                                     -----------
                                                                      11,567,875
                                                                     -----------
Computers & Technology - 2.70%
+*Amkor Technology 144A 7.75% 5/15/13                      1,950,000   1,886,625
 *Cooperative Computing
     144A 10.50% 6/15/11                                   2,150,000   2,214,500
 *DigitalNet 144A 9.00% 7/15/10                              800,000     788,000
 +Northern Telecom Capital
     7.40% 6/15/06                                         2,060,000   2,008,500
     7.875% 6/15/26                                          950,000     878,750
 +Sanmina 10.375% 1/15/10                                  1,975,000   2,231,750
                                                                     -----------
                                                                      10,008,125
                                                                     -----------
Consumer Products - 2.61%
 +American Greetings 11.75% 7/15/08                        2,405,000   2,753,725
 *Jacuzzi Brands 144A 9.625% 7/1/10                        1,500,000   1,552,500
 +Playtex Products 9.375% 6/1/11                           1,075,000   1,037,375
 +Salton
     10.75% 12/15/05                                       1,255,000   1,248,725
     12.25% 4/15/08                                        1,025,000   1,045,500
 +Samsonite 10.75% 6/15/08                                 1,980,000   2,049,300
                                                                     -----------
                                                                       9,687,125
                                                                     -----------
Consumer Services - 1.29%
 +Alderwoods Group 12.25% 1/2/09                           2,350,000   2,520,375
   Corrections Corporation of America
     7.50% 5/1/11                                          1,175,000   1,192,625
    *144A 7.50% 5/1/11                                     1,025,000   1,068,563
                                                                     -----------
                                                                       4,781,563
                                                                     -----------

Statement                                               Delaware Delchester Fund
       OF NET ASSETS (CONTINUED)
                                                                         Market
                                                           Principal     Value
                                                            Amount      (U.S.$)
Corporate Bonds (continued)
Energy - 9.75%
 *Citgo Petroleum 144A 11.375% 2/1/11                    $ 3,405,000 $ 3,771,037
 +Dynegy Holdings 6.75% 12/15/05                           2,200,000   2,189,000
 +El Paso 7.00% 5/15/11                                    2,765,000   2,198,175
 *El Paso Natural Gas 144A 7.625% 8/1/10                   2,000,000   1,870,000
 *El Paso Production Holding 144A
     7.75% 6/1/13                                          1,850,000   1,706,625
  Energy Partners 8.75% 8/1/10                             1,200,000   1,203,000
+*Gemstone Investor 144A 7.71% 10/31/04                    1,605,000   1,560,863
 +Hanover Equipment Trust 8.50% 9/1/08                     1,440,000   1,512,000
 *Houston Exploration 144A 7.00% 6/15/13                   1,835,000   1,835,000
 +Petroleum Geo-Services 6.25% 11/19/03                    2,440,000   1,622,600
 *SEMCO Energy 144A 7.75% 5/15/13                          1,675,000   1,706,406
 *Southern Natural Gas 144A
     8.875% 3/15/10                                        1,630,000   1,687,050
 +Tennessee Gas Pipeline 8.375% 6/15/32                    2,535,000   2,496,975
  Transcontinental Gas Pipeline
     6.125% 1/15/05                                          650,000     648,375
     8.875% 7/15/12                                        1,985,000   2,153,725
 +Williams Companies
     6.625% 11/15/04                                       1,065,000   1,049,025
     8.125% 3/15/12                                        3,855,000   3,720,075
 *Williams Gas Pipelines Central 144A
     7.375% 11/15/06                                       3,010,000   3,198,125
                                                                     -----------
                                                                      36,128,056
                                                                     -----------
Environmental Services - 1.38%
+*Casella Waste Systems 144A
     9.75% 2/1/13                                          2,345,000   2,485,700
  IESI 10.25% 6/15/12                                      2,500,000   2,637,500
                                                                     -----------
                                                                       5,123,200
                                                                     -----------
Food, Beverage & Tobacco - 4.50%
  Avado Brands 9.75% 6/1/06                                1,540,000     708,400
  B&G Foods 9.625% 8/1/07                                  1,160,000   1,191,900
* Commonwealth Brands 144A
     10.625% 9/1/08                                        3,525,000   3,560,250
  Denny's 12.75% 9/30/07                                   3,400,000   3,408,500
  Di Giorgio 10.00% 6/15/07                                3,045,000   3,018,356
 *Le-Natures 144A 9.00% 6/15/13                            2,800,000   2,912,000
 *National Beef Packing 144A
     10.50% 8/1/11                                         1,865,000   1,865,000
                                                                     -----------
                                                                      16,664,406
                                                                     -----------
Healthcare & Pharmaceuticals - 1.86%
 +Alliance Imaging 10.375% 4/15/11                         3,195,000   3,195,000
  Team Health 12.00% 3/15/09                               3,595,000   3,684,875
                                                                     -----------
                                                                       6,879,875
                                                                     -----------
Home Builders - 1.76%
  Schuler Homes 10.50% 7/15/11                             1,960,000   2,224,600
 +Standard Pacific 9.25% 4/15/12                           1,930,000   2,103,700
 +Technical Olympic USA 10.375% 7/1/12                     2,040,000   2,193,000
                                                                     -----------
                                                                       6,521,300
                                                                     -----------
Leisure, Lodging & Entertainment - 2.39%
  Extended Stay America 9.875% 6/15/11                     2,805,000   3,001,350
 *Hard Rock Hotel 144A 8.875% 6/1/13                       1,600,000   1,652,000
  Herbst Gaming 10.75% 9/1/08                              1,545,000   1,703,363
 +MeriStar Hospitality Operating Partnership
     REIT 10.50% 6/15/09                                   1,675,000   1,708,500
  Regal Cinemas 9.375% 2/1/12                                725,000     804,750
                                                                     -----------
                                                                       8,869,963
                                                                     -----------

                                                          Principal     Market
                                                            Amount      Value
                                                                       (U.S.$)
Corporate Bonds (continued)
Packaging & Containers - 3.53%
 +AEP Industries 9.875% 11/15/07                          $ 3,995,00 $ 3,735,325
 *Anchor Glass Container 144A
     11.00% 2/15/13                                          950,000   1,028,375
 +Consolidated Container 10.125% 7/15/09                   3,505,000   2,120,525
  Portola Packaging 10.75% 10/1/05                         2,475,000   2,487,375
+*Radnor Holdings 144A 11.00% 3/15/10                      3,705,000   3,705,000
                                                                     -----------
                                                                      13,076,600
                                                                     -----------
Paper & Forest Products - 1.20%
  Georgia-Pacific 9.875% 11/1/21                           4,590,000   4,429,350
                                                                     -----------
                                                                       4,429,350
                                                                     -----------
Real Estate - 0.65%
 +Tanger Properties REIT 9.125% 2/15/08                    2,230,000   2,419,550
                                                                     -----------
                                                                       2,419,550
                                                                     -----------
Retail - 4.52%
 *J Crew Intermediate 144A 16.00% 5/15/08                  5,117,943   3,659,329
 +J Crew Operating 10.375% 10/15/07                        2,698,000   2,657,530
 *Jafra Cosmetics 144A 10.75% 5/15/11                      2,585,000   2,727,175
 +Office Depot 10.00% 7/15/08                              2,750,000   3,176,250
  Petco Animal Supplies 10.75% 11/1/11                     1,305,000   1,461,600
 *Remington Arms 144A 10.50% 2/1/11                        1,925,000   1,996,995
 +Saks 7.25% 12/1/04                                       1,010,000   1,042,825
                                                                     -----------
                                                                      16,721,704
                                                                     -----------
Telecommunications - 6.76%
 +Alamosa Delaware 12.50% 2/1/11                           2,965,000   2,564,725
 oAllegiance Telecom 11.75% 2/15/08                        3,135,000     705,375
++American Tower Escrow 10.886% 8/1/08                     1,135,000     754,775
 *Centennial Cellular Operating 144A
     10.125% 6/15/13                                       2,800,000   2,751,000
 *Cincinnati Bell 144A 7.25% 7/15/13                         645,000     614,363
 +Crown Castle International 10.75% 8/1/11                 3,250,000   3,574,999
  Nextel Partners
    *144A 8.125% 7/1/11                                    1,400,000   1,309,000
     12.50% 11/15/09                                       1,220,000   1,354,200
 *Qwest Services 144A 13.50% 12/15/10                      2,430,000   2,624,400
 +Time Warner Telecommunications
     9.75% 7/15/08                                         3,300,000   3,184,500
+#UbiquiTel Operating 14.00% 4/15/10                       5,420,000   2,574,500
 *Western Wireless 144A 9.25% 7/15/13                      2,000,000   1,910,000
+oWorldCom 7.50% 5/15/11                                   4,275,000   1,138,219
                                                                     -----------
                                                                      25,060,056
                                                                     -----------
Textiles, Apparel & Furniture - 0.45%
  Levi Strauss 12.25% 12/15/12                             1,970,000   1,674,500
                                                                     -----------
                                                                       1,674,500
                                                                     -----------
Transportation & Shipping - 1.66%
 +Hornbeck Offshore Services
     10.625% 8/1/08                                        1,595,000   1,706,650
+*Overseas Shipholding Group 144A
     8.25% 3/15/13                                         2,210,000   2,303,925
 *Seabulk International 144A
     9.50% 8/15/13                                         2,150,000   2,150,000
                                                                     -----------
                                                                       6,160,575
                                                                     -----------
Utilities - 7.63%
+*Allegheny Energy Supply Statutory Trust
     2001 144A
     Series A 10.25% 11/15/07                              2,784,065   2,867,587
     Series B 10.25% 11/15/07                                615,935     609,776

Statement                                               Delaware Delchester Fund
       OF NET ASSETS (CONTINUED)


                                                         Principal    Market
                                                          Amount       Value
                                                                     (U.S.$)
Corporate Bonds (continued)
Utilities (continued)
  Avista 9.75% 6/1/08                                  $ 2,775,000  $  3,173,906
 +Calpine
    *144A 8.50% 7/15/10                                  1,500,000     1,357,500
     10.50% 5/15/06                                      3,895,000     3,563,926
  Homer City Fund 8.137% 10/1/19                         1,165,000     1,141,700
 *Illinois Power 144A 11.50% 12/15/10                      695,000       774,925
  Midland Funding II 11.75% 7/23/05                      1,050,000     1,139,250
  Midwest Generation 8.30% 7/2/09                        2,435,000     2,419,463
+*oMirant 144A 7.40% 7/15/04                             1,415,000       608,450
  oMirant Americas Generation
     7.625% 5/1/06                                       2,910,000     2,138,850
  Nevada Power 10.875% 10/15/09                          1,015,000     1,152,025
  Orion Power Holdings 12.00% 5/1/10                     2,440,000     2,793,800
 *PG&E 144A 6.875% 7/15/08                               1,900,000     1,938,000
 +PSEG Energy Holdings 7.75% 4/16/07                     1,705,000     1,749,294
 *USGen New England 144A
     7.459% 1/2/15                                       1,700,000       834,241
                                                                    ------------
                                                                      28,262,693
                                                                    ------------
Total Corporate Bonds
 (cost $279,466,028)                                                 282,183,150
                                                                    ------------
 Foreign Bonds - 16.81%
Brazil - 0.84%
  Federal Republic of Brazil 10.00% 8/7/11               3,475,000     3,097,094
                                                                    ------------
                                                                       3,097,094
                                                                    ------------
  British Virgin Islands - 0.70%
 +ChipPac International 12.75% 8/1/09                    2,385,000     2,605,613
                                                                    ------------
                                                                       2,605,613
                                                                    ------------
 Canada - 3.16%
  Ainsworth Lumber
     12.50% 7/15/07                                      2,375,000     2,677,813
     13.875% 7/15/07                                       870,000       983,100
  CP Ships 10.375% 7/15/12                               1,930,000     2,113,350
 *Hollinger 144A 11.875% 3/1/11                          2,290,000     2,507,550
  Western Oil Sands 8.375% 5/1/12                        3,130,000     3,458,649
                                                                    ------------
                                                                      11,740,462
                                                                    ------------
Cayman Islands - 0.56%
 *Bluewater Finance 144A
     10.25% 2/15/12                                      2,070,000     2,059,650
                                                                    ------------
                                                                       2,059,650
                                                                    ------------
Colombia - 0.70%
  Republic of Colombia
     10.00% 1/23/12                                      1,400,000     1,494,500
     10.375% 1/28/33                                     1,075,000     1,107,250
                                                                    ------------
                                                                       2,601,750
                                                                    ------------
Dominican Republic - 1.28%
  Dominican Republic
   **2.0625% 8/30/24 (Brady)                             1,470,000     1,131,900
     9.04% 1/23/13                                       1,300,000     1,203,329
    *144A 9.04% 1/23/13                                  2,660,000     2,400,650
                                                                    ------------
                                                                       4,735,879
                                                                    ------------

                                                        Principal      Market
                                                          Amount        Value
                                                                       (U.S.$)
Foreign Bonds (continued)
Ecuador - 0.55%
 #Republic of Ecuador 6.00% 8/15/30                    $ 3,425,000   $ 2,034,669
                                                                     -----------
                                                                       2,034,669
                                                                     -----------
France - 0.86%
+*Rhodia SA 144A 8.875% 6/1/11                           3,320,000     3,187,200
                                                                     -----------
                                                                       3,187,200
                                                                     -----------
Ireland - 1.98%
 *Eircom Funding 144A 8.25% 8/15/13                      2,750,000     2,818,750
  Smurfit Capital 7.50% 11/20/25                         4,725,000     4,559,625
                                                                     -----------
                                                                       7,378,375
                                                                     -----------
Liberia - 0.60%
  Royal Caribbean Cruises 7.50%                          2,500,000     2,212,500
     10/15/27
                                                                     -----------
                                                                       2,212,500
                                                                     -----------
Norway - 0.65%
  Ocean Rig Norway 10.25% 6/1/08                         2,830,000     2,419,650
                                                                     -----------
                                                                       2,419,650
                                                                     -----------
Panama - 1.00%
  Republic of Panama 8.875% 9/30/27                      3,705,000     3,714,263
                                                                     -----------
                                                                       3,714,263
                                                                     -----------
Russia - 1.22%
  Gazprom OAO
     9.625% 3/1/13                                       1,300,000     1,362,760
    *144A 9.625% 3/1/13                                  3,000,000     3,150,000
                                                                     -----------
                                                                      4,512,760
                                                                     -----------
Sweden - 0.97%
  Stena AB 9.625% 12/1/12
                                                         3,255,000     3,592,706
                                                                     -----------
                                                                       3,592,706
                                                                     -----------
United Kingdom - 0.73%
  Avecia Group 11.00% 7/1/09                             3,160,000     2,701,800
                                                                     -----------
                                                                       2,701,800
                                                                     -----------
Uruguay - 0.04%
 +Republic of Uruguay 7.50% 3/15/15                        190,000       140,125
                                                                     -----------
                                                                         140,125
                                                                     -----------
Venezuela - 0.97%
  Republic of Venezuela
  Series A 6.75% 3/31/20                                 1,945,000     1,664,819
  Series B 6.75% 3/31/20                                 2,250,000     1,925,883
                                                                     -----------
                                                                       3,590,702
                                                                     -----------
Total Foreign Bonds (cost $62,557,699)                                62,325,198
                                                                     -----------

Statement                                               Delaware Delchester Fund
      OF NET ASSETS (CONTINUED)



                                                          Number of   Market
                                                           Shares      Value
                                                                      (U.S.$)
Common Stock - 0.47%
+++Kmart Holdings                                          50,769  $  1,188,005
+++NII Holdings                                            11,251       556,137
                                                                   ------------
Total Common Stock (cost $1,887,106)                                  1,744,142
                                                                   ------------
Preferred Stock - 1.07%
  CSC Holdings PIK 11.75%                                  37,750     3,954,314
                                                                   ------------
Total Preferred (cost $3,470,086)                                     3,954,314
                                                                   ------------
Warrants - 0.30%
 +++*American Tower 144A                                    1,175       135,713
 +++*Horizon PCS 144A                                       7,300           365
 +++*Solutia 144A                                           4,410            44
 +++XM Satellite Radio                                      1,045       961,400
                                                                   ------------
Total Warrants (cost $1,163,467)                                      1,097,522
                                                                   ------------

Total Market Value of Securities -96.36%
 (cost $354,378,590)                                                357,087,573
Short-Term Investments Held as Collateral
  for Loaned Securities - 21.51%
     (cost $79,721,066)***                                           79,721,066
Obligations to Return Securities Lending
  Collateral - (21.51%)***                                          (79,721,066)
Receivables and Other Assets
  Net of Liabilities - 3.64%                                         13,484,206
                                                                   ------------
Net Assets Applicable to 123,323,217 Shares
  Outstanding - 100.00%                                            $370,571,779
                                                                   ============

Net Asset Value - Delaware Delchester Fund Class A
    ($253,965,697 / 84,567,381 Shares)                                    $3.00
                                                                          -----
Net Asset Value - Delaware Delchester Fund Class B
    ($82,345,309 / 27,362,722 Shares)                                     $3.01
                                                                          -----
Net Asset Value - Delaware Delchester Fund Class C
    ($16,964,710 / 5,636,366 Shares)                                      $3.01
                                                                          -----
Net Asset Value - Delaware Delchester Fund
  Institutional Class
    ($17,296,063 / 5,756,748 Shares)                                      $3.00
                                                                          -----

Components of Net Assets at July 31, 2003:
Shares of beneficial interest
 (unlimited authorization-- no par)                             $1,047,275,035
Undistributed net investment income                                     11,354
Accumulated net realized loss on investments                      (679,423,593)
Net unrealized appreciation of investments                           2,708,983
                                                                --------------
Total net assets                                                $  370,571,779
                                                                --------------

  *Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 8 in "Notes to Financial Statements".
 **Floating Rate Note - the interest rate shown is the rate as of July 31, 2003 and the maturity date shown is the longer of the next interest readjustment or the date the principal amount shown can be recovered through demand.
***See Note 7 in "Notes to Financial Statements".
  +Fully or partially on loan.
 ++Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+++Non-income producing security for the year ended July 31,2003.
  #Step coupon bond.
  oNon-income producing security. Security is currently in default.
|X|Variable rate notes. The interest rate shown is the rate as of July 31,2003.

Summary of Abbreviations
NIM - Net Interest Margin PIK - Pay-in-kind
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price Per Share -
  Delaware Delchester Fund
Net asset value Class A (A)                                              $ 3.00
Sales charge (4.50% of offering price or 4.67% of the
  amount invested per share) (B)                                           0.14
                                                                         ------
Offering price                                                           $ 3.14
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount, which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                                               Delaware Detchester Fund
  OF ASSETS AND LIABILITIES                             July 31,2003

Assets:
  Investments at market (cost $354,378,590)                       $ 357,087,573
  Receivables for securities sold                                    80,932,678
  Short-term investments held as collateral loaned securities        79,721,066
  Interest receivable                                                 7,189,705
  Subscriptions receivable                                              296,761
  Other assets                                                            9,507
                                                                  -------------
  Total assets                                                      525,237,290
                                                                  -------------

Liabilities:
  Obligations to return securities lending collateral                79,721,066
  Payables for securities purchased                                  67,970,836
  Liquidations payable                                                3,841,670
  Cash overdraft                                                      2,020,774
  Distributions payable                                                 907,652
  Accrued expenses                                                      203,513
                                                                  -------------
  Total liabilities                                                 154,665,511
                                                                  -------------

Total Net Assets                                                  $ 370,571,779
                                                                  =============

See accompanying notes

Statement                                               Delaware Delchester Fund
     OF OPERATIONS                                      Year Ended July 31, 2003

Investment Income:
  Interest                                             $39,784,452
  Dividends                                                289,888
  Securities lending income                                135,914  $40,210,254
                                                       -----------  -----------

Expenses:
  Management fees                                        2,107,471
  Distribution expense - Class A                           610,947
  Distribution expense - Class B                           782,673
  Distribution expense - Class C                           131,885
  Dividend disbursing and transfer agent
  fees and expenses                                      1,171,389
  Reports and statements to shareholders                   170,000
  Accounting and administration expenses                   144,893
  Registration fees                                         68,000
  Custodian fees                                            48,279
  Professional fees                                         42,700
  Trustees' fees                                            17,000
  Other                                                    109,353    5,404,590
                                                       -----------
  Less expenses paid indirectly                                         (12,758)
                                                                    -----------
  Total expenses                                                      5,391,832
                                                                    -----------
Net Investment Income                                                34,818,422
                                                                    -----------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                   17,615,827
  Net change in unrealized appreciation/depreciation
  of investments                                                     29,262,361
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      46,878,188
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $81,696,610
                                                                    ===========

See accompanying notes

Statements                                              Delaware Delchester Fund
  OF CHANGES IN NET ASSETS


                                                              Year Ended
                                                         7/31/03      7/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                              $ 34,818,422  $ 39,463,259
  Net realized gain (loss) on investments              17,615,827   (60,189,654)
  Net change in unrealized appreciation/depreciation
    of investments                                     29,262,361    (6,434,705)
                                                     ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations                          81,696,610   (27,161,100)
                                                     ------------  ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                           (22,181,414   (24,865,632)
    Class B                                            (7,415,497)   (9,838,723)
    Class C                                            (1,239,632)   (1,367,538)
    Institutional Class                                (1,474,718)   (1,407,087)
                                                     ------------  ------------
                                                      (32,311,261)  (37,478,980)
                                                     ------------  ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                            92,592,117    29,594,726
    Class B                                            19,861,389    11,387,592
    Class C                                             6,787,876     1,978,001
    Institutional Class                                14,111,433     5,925,087

  Net asset value of shares issued upon reinvestment
  of dividends and distributions:
     Class A                                           11,223,968    12,009,813
     Class B                                            2,948,502     3,754,222
     Class C                                              717,706       682,422
     Institutional Class                                1,377,306     1,378,453
                                                     ------------  ------------
                                                      149,620,297    66,710,316
                                                     ------------  ------------
   Cost of shares repurchased:
     Class A                                          (72,145,113)  (89,672,334)
     Class B                                          (31,661,917)  (36,183,890)
     Class C                                           (3,726,368)   (5,834,983)
     Institutional Class                              (10,861,376)  (14,581,401)
                                                     ------------  ------------
                                                     (118,394,774) (146,272,608)
                                                     ------------  ------------
Increase (decrease) in net assets derived from
  capital share transactions                           31,225,523   (79,562,292)
                                                     ------------  ------------

Net Increase (Decrease) in Net Assets                  80,610,872  (144,202,372)

Net Assets:
   Beginning of year                                  289,960,907   434,163,279
                                                     ------------  ------------
   End of year                                       $370,571,779  $289,960,907
                                                     ============  ============

See accompanying notes

Financial
       HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Delchester Fund Class A
                                                                                 Year Ended
                                                          7/31/03   07/31/02(3)    7/31/01      7/31/00      7/31/99
Net asset value, beginning of period                      $2.580      $3.110       $4.390       $5.540       $6.650

Income (loss) from investment operations:
Net investment income(1)                                   0.303       0.317        0.432        0.524        0.597
Net realized and unrealized gain (loss) on investments     0.399      (0.543)      (1.276)      (1.155)      (1.102)
                                                          -------     -------      -------      -------      -------
Total from investment operations                           0.702      (0.226)      (0.844)      (0.631)      (0.505)
                                                          -------     -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                     (0.282)     (0.304)      (0.436)      (0.519)      (0.605)
                                                          -------     -------      -------      -------      -------
Total dividends and distributions                          0.282)     (0.304)      (0.436)      (0.519)      (0.605)
                                                          -------     -------      -------      -------      -------

Net asset value, end of period                            $3.000      $2.580       $3.110       $4.390       $5.540
                                                          =======     =======      =======      =======      =======

Total return(2)                                           28.67%      (7.94%)     (20.22%)     (11.93%)      (7.65%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $253,966    $188,736     $278,975     $485,581     $813,787
Ratio of expenses to average net assets                    1.47%       1.32%        1.25%        1.27%        1.10%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly          1.47%       1.32%        1.33%        1.30%        1.10%
Ratio of net investment income to average net assets      10.93%      10.76%       11.63%       10.55%       10.12%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                              10.93%      10.76%       11.55%       10.52%       10.12%
Portfolio turnover                                          788%        441%         294%          82%          85%


(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Delchester Fund Class B
                                                                                 Year Ended
                                                          7/31/03   07/31/02(3)    7/31/01      7/31/00      7/31/99
Net asset value, beginning of period                       $2.590      $3.120       $4.390       $5.540       $6.650

Income (loss) from investment operations:
Net investment income(1)                                    0.283       0.295        0.405        0.487        0.557
Net realized and unrealized gain (loss) on investments      0.399      (0.543)      (1.270)      (1.154)      (1.103)
                                                          -------     -------      -------      -------      -------
Total from investment operations                            0.682      (0.248)      (0.865)      (0.667)      (0.546)
                                                          -------     -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                      (0.262)     (0.282)      (0.405)      (0.483)      (0.564)
                                                          -------     -------      -------      -------      -------
Total dividends and distributions                          (0.262)     (0.282)      (0.405)      (0.483)      (0.564)
                                                          -------     -------      -------      -------      -------

Net asset value, end of period                             $3.010      $2.590       $3.120       $4.390       $5.540
                                                          =======     =======      =======      =======      =======

Total return(2)                                            27.68%      (8.28%)     (20.85%)     (12.57%)      (8.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $82,345     $79,507     $118,235     $208,784     $349,960
Ratio of expenses to average net assets                     2.19%       2.04%        1.98%        2.00%        1.85%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly           2.19%       2.04%        2.06%        2.03%        1.85%
Ratio of net investment income to average net assets       10.21%      10.04%       10.90%        9.82%        9.37%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses
  paid indirectly                                          10.21%      10.04%       10.82%        9.79%        9.37%
Portfolio turnover                                           788%        441%         294%          82%          85%

(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an ncrease in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Delaware Delchester Fund Class C
                                                                                 Year Ended
                                                          7/31/03   07/31/02(3)    7/31/01      7/31/00      7/31/99
Net asset value, beginning of period                       $2.590      $3.120       $4.390      $5.540        $6.650

Income (loss) from investment operations:
Net investment income(1)                                    0.283       0.295        0.405       0.487         0.566
Net realized and unrealized gain (loss) on investments      0.399      (0.543)      (1.270)     (1.154)       (1.111)
                                                          -------     -------      -------      -------      -------
Total from investment operations                            0.682      (0.248)      (0.865)     (0.667)       (0.545)
                                                          -------     -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                      (0.262)     (0.282)      (0.405)     (0.483)       (0.565)
                                                          -------     -------      -------      -------      -------
Total dividends and distributions                          (0.262)     (0.282)      (0.405)     (0.483)       (0.565)
                                                          -------     -------      -------      -------      -------

Net asset value, end of period                             $3.010      $2.590       $3.120      $4.390        $5.540
                                                          =======     =======      =======      =======      =======

Total return(2)                                            27.68%      (8.28%)     (20.85%)    (12.57%)       (8.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $16,965     $11,176      $16,841     $33,871       $62,613
Ratio of expenses to average net assets                     2.19%       2.04%        1.98%       2.00%         1.85%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly           2.19%       2.04%        2.06%       2.03%         1.85%
Ratio of net investment income to average net assets       10.21%      10.04%       10.90%       9.82%         9.37%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                               10.21%      10.04%       10.82%       9.79%         9.37%
Portfolio turnover                                           788%        441%         294%         82%           85%

(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payments of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Delchester Fund Institutional Class
                                                                                 Year Ended
                                                          7/31/03   07/31/02(3)    7/31/01      7/31/00      7/31/99
Net asset value, beginning of period                       $2.590      $3.110       $4.390       $5.540       $6.650

Income (loss) from investment operations:
Net investment income(1)                                    0.311       0.325        0.442        0.538        0.613
Net realized and unrealized gain (loss) on investments      0.389      (0.533)      (1.277)      (1.156)      (1.104)

Total from investment operations                            0.700      (0.208)      (0.835)      (0.618)      (0.491)
                                                          -------     -------      -------      -------      -------

Less dividends and distributions from:
Net investment income                                      (0.290)     (0.312)      (0.445)      (0.532)      (0.619)
                                                          -------     -------      -------      -------      -------

Total dividends and distributions                          (0.290)     (0.312)      (0.445)      (0.532)      (0.619)
                                                          -------     -------      -------      -------      -------

Net asset value, end of period                             $3.000      $2.590       $3.110        $4.39       $5.540
                                                          =======     =======      =======      =======      =======

Total return(2)                                            29.46%      (7.69%)     (19.98%)     (11.70%)      (7.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $17,296     $10,542      $20,112      $19,751      $38,687
Ratio of expenses to average net assets                     1.19%       1.04%        0.98%        1.00%        0.85%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly           1.19%       1.04%        1.06%        1.03%        0.85%
Ratio of net investment income to average net assets       11.21%      11.04%       11.90%       10.82%       10.37%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly                                               11.21%      11.04%       11.82%       10.79%       10.37%
Portfolio turnover                                           788%        441%         294%          82%          85%


(1) The average shares outstanding method has been applied for per share information for the periods ended July 31, 2003, 2002, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payments of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Notes                                                   Delaware Delchester Fund
       TO FINACIAL STATEMENTS                           July 31, 2003




Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31, 2003, Class R has not commenced operations.

The investment objective of the Fund is to seek as high a level of current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,781 for the year ended July 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2003 were approximately $4,977. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At July 31, 2003, the Fund had liabilities payable to affiliates as follows:

    Investment management fees payable to DMC                     $   41,357
    Dividend disbursing, transfer agent fees,
       accounting and other expenses payable to DSC                   15,869
    Other expenses payable to DMC and affiliates                       8,589

For the year ended July 31, 2003, DDLP earned $16,476 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes                                                   Delaware Delchester Fund
       TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments
For the year ended July 31, 2003, the Fund made purchases of $3,074,663,267 and sales of $2,456,856,274 of investment securities other than short-term investments.

At July 31, 2003, the cost of investments for federal income tax purposes was $354,292,966. At July 31, 2003, net unrealized appreciation was $2,794,607, which $17,200,566 related to unrealized appreciation of investments and of $14,405,959 related to unrealized depreciation of investments.

4. Dividend and Distribution Information Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending July 31, 2003 and 2002 were as follows:

                                                       2003           2002
     Ordinary Income                              $  32,311,261  $ 37,478,980

As of July 31, 2003, the components of net assets on a tax basis were as follows:

     Shares of beneficial interest                             $1,047,275,035
     Undistributed ordinary income                                     11,354
     Capital loss carryforwards                                  (674,253,699)
     Post-October losses                                           (5,255,518)
     Unrealized appreciation of investments                         2,794,607
                                                               --------------
     Net assets                                                $  370,571,779
                                                               ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $10,982,838 expires in 2007, $147,703,776 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and
$20,031,318 expires in 2011. During the year ended July 31, 2003, $87,593,579 of unused capital loss carryforwards expired.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through July 31, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5.Capital Shares
Transactions in capital shares were as follows:

                                                            Year Ended
                                                     7/31/03          7/31/02
Shares sold:
  Class A                                           33,365,111        9,958,716
  Class B                                            7,213,107        3,831,704
  Class C                                            2,412,224          670,486
  Institutional Class                                5,137,453        1,992,363

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                            4,038,769        4,119,452
  Class B                                            1,064,668        1,285,644
  Class C                                              256,850          233,953
  Institutional Class                                  495,471          472,384
                                                   -----------      -----------
                                                    53,983,653       22,564,702
                                                   -----------      -----------

Shares repurchased:
   Class A                                         (25,854,116)     (30,649,968)
   Class B                                         (11,613,868)     (12,370,137)
   Class C                                          (1,347,248)      (1,994,829)
   Institutional Class                              (3,953,892)      (4,848,366)
                                                   -----------      -----------

                                                   (42,769,124)     (49,863,300)
                                                   -----------      -----------

Net increase (decrease)                             11,214,529      (27,298,598)
                                                   ===========      ===========



For the years ended July 31, 2003 and 2002, 2,791,938 Class B shares were converted to 2,795,743 Class A shares valued at $7,737,698 and 314,471 Class B shares were converted to 314,471 Class A shares valued at $872,631, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2003 or at any time during the year.

Notes                                                   Delaware Delchester Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. At July 31, 2003, the market value of securities on loan was $77,657,576.

The securities on loan were collateralized by the following:

Description                                                        Market Value

FNMA 1.0549% 1/29/04                                                $ 21,886,018
UBS Warburg LLC 1.14% 8/01/03                                         20,074,015
Landesbank Hessen Thur New York 1.10% 8/6/03                           3,875,998
Deutsche Bank Financial 1.0909% 1/16/04                                3,504,327
Allied Irish Dublin 1.06% 10/10/03                                     3,501,852
Citibank Canada, Toronto 1.06% 11/12/03                                3,501,852
Fortis Bank, Brussels 1.05% 9/30/03                                    3,501,852
Barclays, London 1.05% 8/15/03                                         3,239,217
ABN Amro Bank Chicago 1.119% 6/07/04                                   3,067,262
Rabobank, London 1.035% 8/12/03                                        3,064,309
Goldman Sachs Group LP 1.255% 12/15/03                                 3,064,120
Merrill Lynch Mortgage Capital 1.225% 8/07/03                          2,626,389
Credit Suisse First Boston, NY 1.05% 8/11/03                           2,188,657
Barton Capital Corporation 1.0409% 8/08/03                             1,312,056
Morgan Stanley Dean Witter, Discover 1.2069% 8/31/04                     875,463
Canadian Imperial Bank, NY 1.1593% 10/09/03                              437,679
                                                                    ------------
                                                                    $ 79,721,066
                                                                    ------------

8. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2003, the Fund designates distributions paid during the year as follows:

    (A)              (B)
  Long-Term       Ordinary          (C)
Capital Gains      Income          Total            (D)
Distributions   Distributions   Distributions    Qualifying
 (Tax Basis)     (Tax Basis)     (Tax Basis)     Dividends(1)
-------------  --------------   -------------    ------------
    --              100%            100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUTITORS

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (the "Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Delchester Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
September 12, 2003

Delaware Investments Family of Funds
 BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                             Principal                 Number of               Other
   Name,            Position(s)                            Occupation(s)           Portfolios in Fund      Directorships
  Address            Held with      Length of Time            During                Complex Overseen          Held by
and Birthdate         Fund(s)          Served              Past 5 Years                by Trustee             Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jude T. Driscoll(2)  Chairman and     3 Years -            Since August 2000,               83                  None
2005 Market Street    Trustee(4)  Executive Officer    Mr. Driscoll has served in
Philadelphia,PA                                        various executive capacities
   19103                             Trustee as of       at different times at
                                      May 15, 2003       Delaware Investments1


March 10,1963                                           Senior Vice President and
                                                     Director of Fixed-Income Process -
                                                       Conseco Capital Management
                                                        (June 1998 - August 2000)

                                                          Managing Director -
                                                       NationsBanc Capital Markets
                                                       (February 1996 - June 1998)
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 Walter P. Babich     Trustee          15 Years            Board Chairman -                101                  None
2005 Market Street                                 Citadel Construction Corporation
  Philadelphia, PA                                        (1989 - Present)
     19103

October 1, 1927
----------------------------------------------------------------------------------------------------------------------------
 John H.Durham        Trustee          24 Years(3)         Private Investor                101           Trustee - Abington
2005 Market Street                                                                                        Memorial Hospital
Philadelphia, PA
   19103                                                                                                President/Director -
                                                                                                         22 WR Corporation
August 7, 1937
----------------------------------------------------------------------------------------------------------------------------
John A. Fry          Trustee(4)            2 Years               President -                  83                  None
2005 Market Street                                      Franklin & Marshall College
Philadelphia, PA                                           (June 2002 - Present)
  19103

                                                          Executive Vice President -
May 28, 1960                                             University of Pennsylvania
                                                          (April 1995 - June 2002)

                                                             Principal                   Number of            Other
   Name,             Position(s)                           Occupation(s)            Portfolios in Fund    Directorships
  Address            Held with      Length of Time            During                  Complex Overseen       Held by
and Birthdate         Fund(s)           Served              Past 5 Years             by Trustee/Officer    Trustee/Officer
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

  Anthony D. Knerr     Trustee         10 Years        Founder/Managing Director -         101                  None
2005 Market Street                                     Anthony Knerr & Associates
  Philadelphia, PA                                       (Strategic Consulting)
     19103                                                  (1990 - Present)

December 7, 1938
----------------------------------------------------------------------------------------------------------------------------
  Ann R. Leven        Trustee          14 Years       Treasurer/Chief Fiscal Officer -     101          Director - Systemax Inc.
2005 Market Street                                        National Gallery of Art
 Philadelphia,PA                                               (1994 - 1999)
     19103                                                                                                Director - Andy
                                                                                                         Warhol Foundation

November 1, 1940
----------------------------------------------------------------------------------------------------------------------------

 Thomas F. Madison    Trustee           9 Years             President/Chief                101              Director -
2005 Market Street                                        Executive Officer -                         CenterPoint Energy
 Philadelphia, PA                                         MLM Partners, Inc.
     19103                                             (Small Business Investing                   Director - Digital River Inc.
                                                            and Consulting)
February 25,1936                                        (January 1993 - Present)                       Director - Rimage
                                                                                                          Corporation

                                                                                                       Director - Valmont
                                                                                                        Industries, Inc.
----------------------------------------------------------------------------------------------------------------------------
 Janet L.Yeomans      Trustee           4 Years         Vice President/Mergers &           101                 None
2005 Market Street                                   Acquisitions - 3M Corporation
 Philadelphia,PA                                       (January 2003 - Present)
    19103
                                                         Ms. Yeomans has held
July 31, 1948                                       various management positions
                                                    at 3M Corporation since 1983.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS

 Richell S.Maestro     Executive         4 Years       Ms. Maestro has served in           101                 None
2005 Market Street   Vice President,                 various executive capacities
 Philadelphia,PA     General Counsel                    at different times at
     19103            and Secretary                     Delaware Investments.

November 26,1957
----------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof     Senior Vice       7 Years       Mr. Bishof has served in             101                 None
2005 Market Street   President and                  various executive capacities
 Philadelphia, PA      Treasurer                       at different times at
     19103                                             Delaware Investments.

August 18, 1962
----------------------------------------------------------------------------------------------------------------------------


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                                AFFILIATED OFFICERS                           CONTACT INFORMATION

Jude T. Driscoll                                 Michael P. Bishof                             Investment Manager
Chairman                                         Senior Vice President and Treasurer           Delaware Management Company
Delaware Investments Family of Funds             Delaware Investments Family of Funds          Philadelphia, PA
Philadelphia, PA                                 Philadelphia, PA
                                                                                               International Affiliate
Walter P. Babich                                 Richelle S. Maestro                           Delaware International Advisers Ltd.
Board Chairman                                   Executive Vice President,                     London, England
Citadel Construction Corporation                 General Counsel and Secretary
King of Prussia, PA                              Delaware Investments Family of Funds          National Distributor
                                                 Philadelphia, PA                              Delaware Distributors, L.P.
John H. Durham                                                                                 Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                             Shareholder Servicing, Dividend
                                                                                               Disbursing and Transfer Agent
John A. Fry                                                                                    Delaware Service Company, Inc.
President                                                                                      2005 Market Street
Franklin & Marshall College                                                                    Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                               For Shareholders
Anthony D. Knerr                                                                               800 523-1918
Managing Director
Anthony Knerr & Associates                                                                     For Securities Dealers and Financial
New York, NY                                                                                   Institutions Representatives Only
                                                                                               800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                          Web site
National Gallery of Art                                                                        www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation St.
Paul, MN



--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------


(8144)                                                        Printed in the USA
AR-024 [7/03] IVES 9/03                                                    J9364

                                         Delaware
                                         Investments(SM)
                                         ---------------------------------------
FIXED INCOME                             A member of Lincoln Financial Group (R)









Annual Report 2003
--------------------------------------------------------------------------------
                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND














[Logo]POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

--------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                              1
--------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                      3
--------------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                               4

   Statement of Assets and Liabilities                                   8

   Statement of Operations                                               9

   Statements of Changes in Net Assets                                  10

   Financial Highlights                                                 11

   Notes to Financial Statements                                        16
--------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                          19
--------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                              20
--------------------------------------------------------------------------

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2003 Delaware Distributors, L.P.

Portfolio                                 Delaware High-Yield Opportunities Fund
  MANAGEMENT REVIEW                       August 12, 2003


Fund Manager

Timothy L. Rabe
Senior Portfolio Manager

Q: Please discuss the Fund's performance and the high-yield market in general during the 12-month period.
A: Delaware High-Yield Opportunities Fund returned +28.02% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2003. The average high-yield bond fund, however, had much lower results, returning +20.38% (based on the performance of 415 funds that compose the Lipper High Current Yield Funds Average). The Fund's benchmark, the Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney High-Yield Cash Pay Index), slightly outperformed the Fund, gaining +28.62% for the same period.

Throughout much of 2002, the high-yield corporate bond market suffered from uncertainty, fueled by a wave of corporate scandals and an escalating default rate. Renewed strength among high-yield issuers prompted a market rally in the first half of 2003, helping the sector deliver its best returns in years. Companies benefited from refinancing their debt at longer maturities, providing them with more time to focus on improving their balance sheets. Along with a significant rise in new issuance, the high-yield market also witnessed a noticeable decline in default rates. Consequently, as a healthier high-yield market emerged, inflows into high-yield securities grew stronger. Investors discouraged by low-yielding fixed-income vehicles such as money market funds increasingly accepted the risks associated with non-investment-grade bonds in an effort to capture more attractive yields.

Q: Please discuss the Fund's strategy over the past year.
A: We continued to concentrate on selecting good companies, utilizing a bottom-up approach to portfolio construction. A dedicated team of 19 analysts supports our extensive research effort and provides us with the ability to thoroughly scrutinize every potential investment opportunity. We are confident that our research-driven approach helps us minimize portfolio risk during market downturns and leverage attractive long-term opportunities in up markets.

Over the past year, we maintained neutral sector weightings relative to the benchmark index, while lowering our stakes in select industries. In healthcare, the fallout from criminal investigations at HealthSouth and Tenet Healthcare created negative implications for the entire sector, prompting us to maintain an underweighted position. We also remain skeptical that the financial problems among airline carriers will improve in the near future, and steered away from this sector as a result.

In the utility sector, the Fund held a neutral weighting despite concerns about debt burdens and fraudulent accounting practices that have plagued the industry in recent years. Our research group helped us search through the plagued industry to find candidates for the portfolio. We believe that extensive research is critical to helping us in an environment where corporate malfeasance at one firm can weaken an entire sector. Research strength helps us to identify high-quality companies with strong long-term business prospects. Our position in Calpine, an electric utility generator, is one example of a holding that performed extremely well compared with its competitors.

Q: Which holdings had the greatest positive impact on performance?
A: A focus on corporate debt restructuring was a key driver of performance among many of our core holdings. Calpine delivered strong returns following a successful debt refinancing. Clothing retailer J Crew also benefited from a positive debt restructuring. With a strong brand name and capable management, we believe the long-term prospects for J Crew remain promising. In the cable arena, Charter Communications rebounded in the second quarter of 2003 following last year's investigation into suspected fraudulent accounting practices and a high-profile management turnover. We believe the strong price performance for Charter Communications' bonds is warranted and that the company will fare well under the leadership of Paul Allen, a former Microsoft executive.

A noteworthy contributor to performance was the beneficiary of a recent business acquisition. RH Donnelley, which acquired Sprint Directory Publishing, is now the nation's largest yellow page directory publisher. Consistent sales, attractive revenue, steady cash flow, and low capital expenditures remain compelling qualities of this company.

Q: Please discuss any securities that detracted from performance.
A: While the Fund generated strong performance relative to its peers, several holdings fell below our performance expectations. The Fund had a market-weighted position in leading chemical producer Solutia, which suffered from a highly publicized water contamination case in Alabama. Work force reductions, a weak U.S. dollar, and high natural gas prices also contributed to the firm's poor financial results, as did legal expenditures associated with the ongoing litigation. However, we remain optimistic that Solutia's legal issues will be fairly resolved and that its competitive market position will reward investors over the long term. We were also disappointed by our investment in Newmont Yandal Operations, the Australian subsidiary of Newmont Mining Corporation, which declared bankruptcy proceedings during the period and is consequently no longer a holding within the portfolio.

Delaware
  HIGH-YIELD OPPORTUNITIES FUND

Fund Basics
As of July 31, 2003

------------------------------------------------------------
Fund Objectives:
The Fund seeks total return, and as a secondary objective, high current income.

------------------------------------------------------------
Total Fund Net Assets:
$54.08 million

------------------------------------------------------------
Number of Holdings:
179

------------------------------------------------------------
Fund Start Date:
December 30, 1996

------------------------------------------------------------
Your Fund Manager:
Timothy L. Rabe is Senior Vice President/Senior Portfolio
Manager of Delaware's high-yield funds.
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining
Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital
Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

------------------------------------------------------------
Nasdaq  Symbols:
Class  A  DHOAX
Class  B  DHOBX
Class  C  DHOCX

Fund Performance
Average Annual Total Returns

Through July 31, 2003                         Lifetime     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
Excluding Sales Charge                         +5.28%        +1.84%      +28.02%
Including Sales Charge                         +4.55%        +0.91%      +22.30%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
Excluding Sales Charge                         +1.68%        +1.13%      +27.14%
Including Sales Charge                         +1.57%        +0.94%      +23.14%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
Excluding Sales Charge                         +1.68%        +1.13%      +27.13%
Including Sales Charge                         +1.68%        +1.13%      +26.13%
--------------------------------------------------------------------------------
The Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than investing in higher-quality bonds.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended July 31, 2003 for Delaware High-Yield Opportunities Fund's Class R shares was +1.49%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime, five-year, and one-year periods ended July 31, 2003 for Delaware High-Yield Opportunities Fund's Institutional Class were +5.56%, +2.16%, and +28.40%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DHOIX
Nasdaq Class R symbol:             DHIRX

Performance of a $10,000 Investment
December 30, 1996 (Fund's inception) through July 31, 2003


Delaware High Yield Opportunities Fund Performance of $10,000 investment chart
--------------------------------------------------------------------------------

            Delaware High-Yield
            Opportunities Fund -   Citigroup High-Yield Cash
               Class A shares             Pay Index

     Dec-96       $ 9,549                  $10,000
     Jul-97       $10,580                  $10,835
     Jul-98       $12,211                  $11,993
     Jul-99       $11,693                  $11,968
     Jul-00       $12,102                  $11,886
     Jul-01       $10,799                  $12,149
     Jul-02       $10,448                  $11,000
     Jul-03       $13,409                  $14,148

Chart assumes $10,000 invested on December 30, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Citigroup High-Yield Cash Pay Index (formerly the Salomon Smith Barney High-Yield Cash Pay Index) is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS                           July 31, 2003


                                                 Principal           Market
                                                  Amount         Value (U.S.$)
Asset-Backed Securities - 0.74%
 *Master Asset Securitization NIM
    Trust 2003-OPT2 144A
    9.79% 5/26/33                                $218,827             $218,896
 *South Street 1999-1A A1 144A
    7.16% 7/1/11                                  200,000              179,012
                                                                     ---------
Total Asset-Backed Securities
 (cost $397,817)                                                       397,908
                                                                     ---------
Collateralized Mortgage Obligations - 0.71%
 *Goldman Sachs Mortgage Securities
    2002-HE2N 144A 8.25% 10/20/32                  77,888               77,888
|X|*Prudential Securities Secured Financing
    1998 C1-J 144A 7.335% 5/15/13                 100,000               80,223
|X|*Salomon Brothers Mortgage Securities
    1999 C1-J 144A 7.00% 5/18/32                  300,000              223,799
                                                                     ---------
Total Collateralized Mortgage Obligations
 (cost $387,738)                                                       381,910
                                                                     ---------

Corporate Bonds - 76.94%
Aerospace & Defense - 0.65%
 *Aviall 144A 7.625% 7/1/11                       275,000              275,000
 *TD Funding 144A 8.375% 7/15/11                   75,000               76,688
                                                                     ---------
                                                                       351,688
                                                                     ---------
Automobiles & Automotive Parts - 2.19%
 *Advanced Accessory Systems 144A
    10.75% 6/15/11                                200,000              211,000
  CSK Auto 12.00% 6/15/06                         325,000              361,969
  General Motors 8.375% 7/15/33                   450,000              421,557
 *UIS 144A 9.375% 6/15/13                         175,000              183,313
 +Venture Holdings Trust 12.00% 6/1/09            475,000                5,344
                                                                     ---------
                                                                     1,183,183
                                                                     =========
 Banking, Finance & Insurance - 3.08%
 *Crum & Forster 144A 10.375% 6/15/13             275,000              285,313
 *Farmers Exchange Capital 144A
    7.20% 7/15/48                                 125,000               97,590
 *Farmers Insurance Exchange 144A
    8.625% 5/1/24                                  75,000               72,015
  Finova Group 7.50% 11/15/09                     725,000              329,875
  Qwest Capital Funding 5.875% 8/3/04             600,000              566,999
  TIG Holdings 8.125% 4/15/05                     250,000              241,250
 *Zurich Capital Trust I 144A 8.376% 6/1/37        75,000               75,971
                                                                     ---------
                                                                     1,669,013
                                                                     ---------
 Buildings & Materials - 1.63%
  Foster Wheeler 6.75% 11/15/05                   400,000              234,000
 *Lone Star Industries 144A 8.85% 6/15/05         250,000              260,938
  United States Steel 10.75% 8/1/08               250,000              250,000
 +WCI Steel 10.00% 12/1/04                        425,000              140,250
                                                                     ---------
                                                                       885,188
                                                                     ---------
 Business Services - 0.59%
 *Brickman Group 144A 11.75% 12/15/09             125,000              138,438
 *Worldspan Finance 144A 9.625% 6/15/11           175,000              182,875
                                                                     ---------
                                                                       321,313
                                                                     ---------

                                                 Principal           Market
                                                  Amount          Value (U.S.$)
Corporate Bonds (continued)
Cable, Media & Publishing - 11.07%
  American Media Operation
    10.25% 5/1/09                              $  250,000            $ 266,875
  Charter Communications Holdings
    10.00% 4/1/09                               1,025,000              799,499
    10.75% 10/1/09                                775,000              625,813
  CSC Holdings 10.50% 5/15/16                      75,000               80,250
  Insight Midwest 10.50% 11/1/10                  500,000              537,500
  Lodgenet Entertainment 9.50% 6/15/13            600,000              631,500
  Mediacom 9.50% 1/15/13                          500,000              497,500
  PanAmSat 8.50% 2/1/12                           425,000              444,125
 *PEI Holdings 144A 11.00% 3/15/10                175,000              193,375
 *RH Donnelley Finance 144A
    10.875% 12/15/12                              475,000              536,750
  Vertis
    10.875% 6/15/09                               375,000              367,500
    13.50% 12/7/09                                200,000              186,000
  XM Satellite Radio
    *144A 12.00% 6/15/10                          275,000              273,625
    **14.00% 12/31/09                             750,000              547,500
                                                                     ---------
                                                                     5,987,812
                                                                     ---------
Chemicals - 3.06%
*++HMP Equity 144A 15.433% 5/15/08                125,000               61,875
  Huntsman International
   *144A 9.875% 3/1/09                            300,000              309,000
    10.125% 7/1/09                                275,000              265,375
  IMC Global 7.625% 11/1/05                       350,000              371,000
  Solutia
    6.72% 10/15/37                                325,000              196,625
    11.25% 7/15/09                                250,000              173,750
 *Westlake Chemical 144A 8.75% 7/15/11            275,000              275,000
                                                                     ---------
                                                                     1,652,625
                                                                     ---------
Computers & Technology - 2.84%
 *Amkor Technology 144A 7.75% 5/15/13             275,000              266,063
 *Cooperative Computing 144A 10.50% 6/15/11       300,000              309,000
 *DigitalNet 144A 9.00% 7/15/10                   125,000              123,125
  Northern Telecom Capital
    7.40% 6/15/06                                 275,000              268,125
    7.875% 6/15/26                                125,000              115,625
  Sanmina 10.375% 1/15/10                         400,000              452,000
                                                                     ---------
                                                                     1,533,938
                                                                     ---------
Consumer Products - 3.60%
  American Greetings 11.75% 7/15/08               275,000              314,875
 *Jacuzzi Brands 144A 9.625% 7/1/10               200,000              207,000
  Playtex Products 9.375% 6/1/11                  150,000              144,750
 *Remington Arms 144A 10.50% 2/1/11               275,000              285,285
  Salton
    10.75% 12/15/05                               250,000              248,750
    12.25% 4/15/08                                225,000              229,500
  Samsonite 10.75% 6/15/08                        325,000              336,375
 *Warnaco 144A 8.875% 6/15/13                     175,000              182,875
                                                                     ---------
                                                                     1,949,410
                                                                     ---------
Consumer Services - 1.36%
  Alderwoods Group 12.25% 1/2/09                  425,000              455,813
  Corrections Corporation of America
    7.50% 5/1/11                                  225,000              228,375
   *144A 7.50% 5/1/11                              50,000               52,125
                                                                     ---------
                                                                       736,313
                                                                     ---------

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal            Market
                                                  Amount          Value (U.S.$)
Corporate Bonds (continued)
Energy - 9.19%
 *Citgo Petroleum 144A 11.375% 2/1/11           $ 425,000           $  470,687
  Dynegy Holdings 6.75% 12/15/05                  275,000              273,625
  El Paso 7.00% 5/15/11                           325,000              258,375
 *El Paso Natural Gas 144A 7.625% 8/1/10          400,000              374,000
 *El Paso Production Holding 144A
    7.75% 6/1/13                                  275,000              253,688
  Energy Partners 8.75% 8/1/10                    200,000              200,500
 *Gemstone Investor 144A 7.71% 10/31/04           200,000              194,500
  Hanover Equipment Trust 8.50% 9/1/08            200,000              210,000
 *Houston Exploration 144A 7.00% 6/15/13          500,000              499,999
  Petroleum Geo-Services 6.25% 11/19/03            75,000               49,875
 *SEMCO Energy 144A 7.75% 5/15/13                 250,000              254,688
 *Southern Natural Gas 144A 8.875% 3/15/10        150,000              155,250
  Tennessee Gas Pipeline 8.375% 6/15/32           300,000              295,500
  Transcontinental Gas Pipeline
    6.125% 1/15/05                                100,000               99,750
    6.25% 1/15/08                                 175,000              172,375
    8.875% 7/15/12                                215,000              233,275
  Williams Companies
    6.625% 11/15/04                               125,000              123,125
    8.125% 3/15/12                                525,000              506,624
 *Williams Gas Pipelines Central 144A
    7.375% 11/15/06                               325,000              345,313
                                                                     ---------
                                                                     4,971,149
                                                                     ---------
Environmental Services - 1.37%
 *Casella Waste Systems 144A 9.75% 2/1/13         325,000              344,500
  IESI 10.25% 6/15/12                             375,000              395,625
                                                                     ---------
                                                                       740,125
                                                                     ---------
Food, Beverage & Tobacco - 4.33%
  Avado Brands 9.75% 6/1/06                       150,000               69,000
  B&G Foods 9.625% 8/1/07                         200,000              205,500
 *Commonwealth Brands 144A 10.625% 9/1/08         500,000              505,000
  Denny's 12.75% 9/30/07                          450,000              451,125
  Di Giorgio 10.00% 6/15/07                       425,000              421,281
 *Le-Natures 144A 9.00% 6/15/13                   400,000              416,000
 *National Beef Packing 144A 10.50% 8/1/11        275,000              275,000
                                                                     ---------
                                                                     2,342,906
                                                                     ---------
Healthcare & Pharmaceuticals - 2.02%
  Alliance Imaging 10.375% 4/15/11                475,000              475,000
  Team Health 12.00% 3/15/09                      600,000              615,000
                                                                     ---------
                                                                     1,090,000
                                                                     ---------
Home Builders - 1.68%
  Schuler Homes 10.50% 7/15/11                    275,000              312,125
  Standard Pacific 9.25% 4/15/12                  225,000              245,250
  Technical Olympic USA 10.375% 7/1/12            325,000              349,375
                                                                     ---------
                                                                       906,750
                                                                     ---------
Leisure, Lodging & Entertainment - 2.84%
  Alliance Gaming 10.00% 8/1/07                    75,000               77,906
  Extended Stay America 9.875% 6/15/11            425,000              454,750
 *Hard Rock Hotel 144A 8.875% 6/1/13              350,000              361,375
  Herbst Gaming 10.75% 9/1/08                     250,000              275,625
  MeriStar Hospitality Operating
  Partnership
    REIT 10.50% 6/15/09                           250,000              255,000
  Regal Cinemas 9.375% 2/1/12                     100,000              111,000
                                                                     ---------
                                                                     1,535,656
                                                                     ---------

                                                 Principal             Market
                                                  Amount               Value
                                                                      (U.S.$)
Corporate Bonds (continued)
Packaging & Containers - 3.56%
  AEP Industries 9.875% 11/15/07                 $700,000            $ 654,500
 *Anchor Glass Container 144A
    11.00% 2/15/13                                125,000              135,313
  Consolidated Container 10.125% 7/15/09          550,000              332,750
  Portola Packaging 10.75% 10/1/05                225,000              226,125
 *Radnor Holdings 144A 11.00% 3/15/10             575,000              575,000
                                                                     ---------
                                                                     1,923,688
                                                                     ---------
Paper & Forest Products - 1.65%
  Georgia-Pacific 9.875% 11/1/21                  925,000              892,625
                                                                     ---------
                                                                       892,625
                                                                     ---------
Real Estate - 0.60%
  Tanger Properties REIT 9.125% 2/15/08           300,000              325,500
                                                                     ---------
                                                                       325,500
                                                                     ---------
Retail - 3.73%
 *J Crew Intermediate 144A 16.00% 5/15/08         610,568              436,556
  J Crew Operating 10.375% 10/15/07               325,000              320,125
 *Jafra Cosmetics 144A 10.75% 5/15/11             425,000              448,375
  Office Depot 10.00% 7/15/08                     350,000              404,250
  Petco Animal Supplies 10.75% 11/1/11            250,000              280,000
  Saks 7.25% 12/1/04                              120,000              123,900
                                                                     ---------
                                                                     2,013,206
                                                                     ---------
Telecommunications - 6.35%
  Alamosa Delaware 12.50% 2/1/11                  475,000              410,875
 +Allegiance Telecom 11.75% 2/15/08               350,000               78,750
++American Tower Escrow 10.886% 8/1/08            140,000               93,100
 *Centennial Cellular Operating 144A
    10.125% 6/15/13                               450,000              442,125
 *Cincinnati Bell 144A 7.25% 7/15/13              100,000               95,250
  Crown Castle International 10.75%               400,000              440,000
    8/1/11
  Nextel Partners
   *144A 8.125% 7/1/11                            300,000              280,500
    12.50% 11/15/09                               125,000              138,750
 *Qwest Services 144A
    13.50% 12/15/10                               350,000              378,000
  Time Warner Telecommunications
    9.75% 7/15/08                                 400,000              386,000
**UbiquiTel Operating 14.00% 4/15/10              550,000              261,250
 *Western Wireless 144A 9.25% 7/15/13             275,000              262,625
 +WorldCom 7.50% 5/15/11                          625,000              166,406
                                                                     ---------
                                                                     3,433,631
                                                                     ---------
Textiles, Apparel & Furniture - 0.39%
  Levi Strauss 12.25% 12/15/12                    250,000              212,500
                                                                     ---------
                                                                       212,500
                                                                     ---------
Transportation & Shipping - 1.92%
  Hornbeck Offshore Services
    10.625% 8/1/08                                200,000              214,000
  Kansas City Southern Railway
    9.50% 10/1/08                                  75,000               83,250
 *Overseas Shipholding Group 144A
    8.25% 3/15/13                                 400,000              417,000
 *Seabulk International 144A
    9.50% 8/15/13                                 325,000              325,000
                                                                     ---------
                                                                     1,039,250
                                                                     ---------

Statement                                Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)



                                                 Principal            Market
                                                  Amount               Value
                                                                      (U.S.$)
Corporate Bonds (continued)
Utilities - 7.24%
 *Allegheny Energy Supply Statutory Trust
    2001 144A 10.25% 11/15/07                    $555,000            $ 568,249
  Avista 9.75% 6/1/08                             325,000              371,719
  Calpine
    *144A 8.50% 7/15/10                           300,000              271,500
    10.50% 5/15/06                                625,000              571,874
  Homer City Fund 8.137% 10/1/19                  150,000              147,000
 *Illinois Power 144A 11.50% 12/15/10             100,000              111,500
  Midland Funding II 11.75% 7/23/05               125,000              135,625
  Midwest Generation 8.30% 7/2/09                 300,000              298,086
*+Mirant 144A 7.40% 7/15/04                       200,000               86,000
  +Mirant Americas Generation 7.625% 5/1/06       425,000              312,375
  Nevada Power 10.875% 10/15/09                   100,000              113,500
  Orion Power Holdings 12.00% 5/1/10              300,000              343,500
 *PG&E 144A 6.875% 7/15/08                        250,000              255,000
  PSEG Energy Holdings 7.75% 4/16/07              200,000              205,196
 *USGen New England 144A 7.459% 1/2/15            250,000              122,683
                                                                     ---------
                                                                     3,913,807
                                                                     ---------
Total Corporate Bonds (cost $ 41,211,777)                           41,611,276
                                                                    ----------
Foreign Bonds - 13.16%
British Virgin Islands - 0.60%
  ChipPAC International 12.75% 8/1/09             300,000              327,750
                                                                     ---------
                                                                       327,750
                                                                     ---------
Canada - 2.77%
  Ainsworth Lumber
    12.50% 7/15/07                                375,000              422,812
    13.875% 7/15/07                               100,000              113,000
  CP Ships 10.375% 7/15/12                        250,000              273,750
 *Hollinger 144A 11.875% 3/1/11                   325,000              355,875
  Western Oil Sands 8.375% 5/1/12                 300,000              331,500
                                                                     ---------
                                                                     1,496,937
                                                                     ---------
Cayman Islands - 0.69%
 *Bluewater Finance 144A 10.25% 2/15/12           375,000              373,125
                                                                     ---------
                                                                       373,125
                                                                     ---------
Colombia - 0.78%
  Republic of Colombia
    10.00% 1/23/12                                250,000              266,875
    10.375% 1/28/33                               150,000              154,500
                                                                     ---------
                                                                       421,375
                                                                     ---------
Dominican Republic - 1.20%
  Dominican Republic
  |X|2.063% 8/30/24 (Brady)                       250,000              192,500
    9.04% 1/23/13                                 175,000              161,987
   *144A 9.04% 4/1/13                             325,000              293,312
                                                                     ---------
                                                                       647,799
                                                                     ---------
Ecuador - 0.22%
**Republic of Ecuador 6.00% 8/15/30               200,000              118,813
                                                                     ---------
                                                                       118,813
                                                                     ---------
France - 0.84%
 *Rhodia SA 144A 8.875% 6/1/11                    475,000              456,000
                                                                     ---------
                                                                       456,000
                                                                     ---------

                                                 Principal            Market
                                                  Amount              Value
                                                                      (U.S.$)
Foreign Bonds (continued)
Ireland - 1.92%
  Smurfit Capital 7.50% 11/20/25               $1,075,000           $1,037,375
                                                                     ---------
                                                                     1,037,375
                                                                     ---------
Liberia - 0.61%
  Royal Caribbean Cruises 7.50%  10/15/27         375,000              331,875
                                                                     ---------
                                                                       331,875
                                                                     ---------
Norway - 0.59%
  Ocean Rig Norway 10.25% 6/1/08                  375,000              320,625
                                                                     ---------
                                                                       320,625
                                                                     ---------
Panama - 0.78%
  Republic of Panama 8.875% 9/30/27               420,000              421,050
                                                                     ---------
                                                                       421,050
                                                                     ---------
Russia - 0.35%
  Gazprom OAO 9.625% 3/1/13                       180,000              188,690
                                                                     ---------
                                                                       188,690
                                                                     ---------
Sweden - 1.02%
  Stena AB 9.625% 12/1/12                         500,000              551,875
                                                                     ---------
                                                                       551,875
                                                                     ---------
Venezuela - 0.79%
  Republic of Venezuela Series A
    6.75% 3/31/20                                 250,000              213,987
  Republic of Venezuela Series B
    6.75% 3/31/20                                 250,000              213,987
                                                                     ---------
                                                                       427,974
                                                                     ---------
Total Foreign Bonds (cost $7,141,995)                                7,121,263
                                                                     ---------
                                                 Number of
                                                  Shares
Common Stock - 0.33%
  Kmart Holdings                                    5,549              129,847
  NII Holdings                                        989               48,886
                                                                     ---------
Total Common Stock (cost $204,590)                                     178,733
                                                                     ---------
Preferred Stock - 1.02%
  CSC Holdings                                      5,250              549,986
    11.75%
  Intermedia Communications PIK 13.50%                  1                   11
  Rural Cellular PIK                                    1                  396
    11.375%
                                                                     ---------
Total Preferred Stock  (cos$491,963)                                   550,393
                                                                     ---------


Warrants - 0.24%
 *American Tower 144A                                 140               16,170
 *Horizon PCS 144A                                    600                   30
 *Solutia 144A                                        450                    5
  XM Satellite Radio                                  125              115,000
                                                                     ---------
Total Warrants (cost $ 116,345)                                        131,205
                                                                     ---------

Statement                                 Delaware High-Yield Opportunities Fund
  OF NET ASSETS (CONTINUED)

Total Market Value of Securities - 93.14%
 (cost $  49,952,2$5)                          50,372,688
Receivables and Other Assets
  Net of Liabilities - 6.86%                    3,708,901
                                              -----------
Net Assets Applicable to 13,633,286 Shares
  Outstanding - 100.00%                       $54,081,589
                                              -----------

Net Asset Value - Delaware High-Yield
  Opportunities Fund
  Class A ($29,385,147 / 7,407,368 Shares)         $ 3.97
                                                   ------
Net Asset Value - Delaware High-Yield
  Opportunities Fund
  Class B ($15,464,355 / 3,898,516 Shares)         $ 3.97
                                                   ------
Net Asset Value - Delaware High-Yield
  Opportunities Fund
  Class C ($5,916,219 / 1,491,456 Shares)          $ 3.97
                                                   ------
Net Asset Value - Delaware High-Yield
  Opportunities Fund
  Class R ($4.02 / 1.012 Shares)                   $ 3.97
                                                   ------
Net Asset Value -- Delaware High-Yield
  Opportunities Fund
  Institutional Class ($3,315,864/ 835,945 Shares) $ 3.97
                                                   ------
Components of Net Assets at July 31, 2003:
Shares of beneficial interest
 (unlimited  authorization -- no par)         $64,136,725

Undistributed net investment income                 1,035
Accumulated net realized loss on investments  (10,476,634)
Net unrealized appreciation of investments        420,463
                                              -----------
Total net assets                              $54,081,589
                                              -----------

  *Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 7 in "Notes to Financial Statements."
 **Step coupon bond.
  +Non-income producing security. Security is currently in default.
 ++Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+++Non-income producing security for the year ended July 31, 2003. |X|Variable rate notes. The interest rate shown is the rate as of
   July 31, 2003.

Summary of Abbreviations
NIM -- Net Interest Margin
PIK -- Pay-in-kind
REIT -- Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
  Delaware High-Yield Opportunities Fund
Net asset value Class A (A)                                     $3.97
Sales charge (4.50% of offering price, or 4.79% of
amount invested per share) (B)                                   0.19
                                                                -----
Offering price                                                  $4.16
                                                                -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
   OF ASSETS AND LIABILITIES                                       July 31, 2003


Assets:
  Investments at market (cost $49,952,225)                        $ 50,372,688
  Cash                                                                 880,430
  Subscriptions receivable                                             425,381
  Receivables for securities sold                                    9,554,969
  Interest receivable                                                1,014,744
  Due from DMC                                                           8,068
                                                                  ------------
   Total assets                                                     62,256,280
                                                                  ------------

Liabilities:
  Payables for securities purchased                                  7,375,230
  Liquidations payable                                                 628,745
  Distributions payable                                                111,942
  Accrued expenses                                                      58,774
                                                                  ------------
   Total liabilities                                                 8,174,691
                                                                  ------------
Total Net Assets                                                  $ 54,081,589
                                                                  ------------

See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
  OF OPERATIONS                                         Year Ended July 31, 2003


Investment Income:
  Interest                                    $ 4,393,436
  Dividends                                        36,232           $4,429,668
                                              -----------           ----------
Expenses:
  Management fees                                 250,579
  Distribution expense - Class A                   58,588
  Distribution expense - Class B                  120,101
  Distribution expense - Class C                   39,778
  Dividend disbursing and transfer agent
    fees and expenses                             122,568
  Registration fees                                49,148
  Reports and statements to shareholders           18,952
  Accounting and administration expenses           17,174
  Custodian fees                                   12,051
  Professional fees                                 5,679
  Trustees' fees                                    2,601
  Other                                             8,820              706,039
                                              -----------           ----------
  Less expenses absorbed or waived                                    (167,041)
  Less expenses paid indirectly                                         (1,284)
                                                                     ---------
  Total expenses                                                       537,714
                                                                     ---------
Net Investment Income                                                3,891,954
                                                                     ---------

Net Realized and Unrealized Gain on
    Investments:
  Net realized gain on investments                                   2,685,528
  Net change in unrealized appreciation/
  depreciation of investments                                        2,805,137
                                                                     ---------
Net Realized and Unrealized Gain on Investments                      5,490,665
                                                                     ---------

Net Increase in Net Assets Resulting from
  Operations                                                        $9,382,619
                                                                    ==========
See accompanying notes

Statements                                Delaware High-Yield Opportunities Fund
  OF CHANGES IN NET ASSETS



                                                           Year Ended
                                                   7/31/03             7/31/02

Increase (Decrease) in Net Assets from
    Operations:
  Net investment income                        $3,891,954           $3,106,184
  Net realized gain (loss) on investments       2,685,528           (3,047,410)
  Net change in unrealized appreciation/
    depreciation of investments                 2,805,137           (1,913,658)
                                               ----------           ----------
  Net increase (decrease) in net assets
    resulting from operations                   9,382,619           (1,854,884)
                                               ----------           ----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                    (1,903,645)          (1,922,328)
    Class B                                    (1,086,914)          (1,002,194)
    Class C                                      (360,627)            (273,572)
    Institutional Class                          (294,034)            (307,668)
                                               ----------           ----------
                                               (3,645,220)          (3,505,762)
                                               ----------           ----------
Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                    15,615,594            8,881,337
    Class B                                     8,097,884            4,512,149
    Class C                                     4,428,710            1,219,846
    Class R                                             4                   --
    Institutional Class                            16,601            4,099,027

  Net asset value of shares issued upon
    reinvestment of dividends and distributions:
    Class A                                     1,445,505            1,481,164
    Class B                                       447,781              427,436
    Class C                                       235,707              166,851
    Institutional Class                           292,625              301,157
                                               ----------           ----------
                                               30,580,411           21,088,967
                                               ----------           ----------
  Cost of shares repurchased:
    Class A                                    (5,324,461)         (11,317,246)
    Class B                                    (4,349,310)          (5,094,602)
    Class C                                    (2,238,032)          (1,091,567)
    Institutional Class                               (15)          (1,284,648)
                                               ----------           ----------
                                              (11,911,818)         (18,788,063)
                                               ----------           ----------
Increase in net assets derived from capital
  share transactions                           18,668,593            2,300,904
                                               ----------           ----------
Net Increase (Decrease) in Net Assets          24,405,992           (3,059,742)

Net Assets:
  Beginning of year                            29,675,597           32,735,339
                                               ----------           ----------
  End of year                                 $54,081,589          $29,675,597
                                              ===========          ===========

See accompanying notes

Financial
       HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Year Ended
                                                  7/31/03   7/31/02(3)  7/31/01    7/31/00        7/31/99
Net asset value, beginning of period               $3.420     $3.950    $4.850     $5.120         $5.920

Income (loss) from investment operations:
Net investment income(1)                            0.377      0.344     0.444      0.455         0.434
Net realized and unrealized gain (loss)
    on investments and foreign currencies
                                                    0.532     (0.488)   (0.893)    (0.296)        (0.691)
                                                    -----     ------    ------     ------         ------

Total from investment operations                    0.909     (0.144)   (0.449)     0.159         (0.257)
                                                    -----     ------    ------      -----         ------


Less dividends and distributions from:
Net investment income                              (0.359)    (0.386)   (0.451)    (0.429)        (0.438)
Net realized gain on investments                       --         --        --         --         (0.105)
                                                    -----     ------    ------      -----         ------
Total dividends and distributions                  (0.359)    (0.386)   (0.451)    (0.429)        (0.543)
                                                   ------     ------    ------     ------         ------
Net asset value, end of period                     $3.970     $3.420    $3.950     $4.850         $5.120
                                                   ======     ======    ======     ======         ======


Total return(2)                                    28.02%     (3.87%)   (9.96%)     3.28%         (4.26%)
                                                   -----      -----     -----       ----          -----

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $29,385    $14,767   $18,478    $15,650        $12,558
Ratio of expenses to average net assets             1.13%      1.13%     1.30%      1.30%          1.27%
Ratio of expenses to average net assets prior
    to expense limitation and expenses paid
    indirectly                                      1.56%      1.44%     1.40%      1.57%          1.89%
Ratio of net investment income to average net
  assets                                           10.36%      9.05%    10.06%      9.21%          8.02%
Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly                                 9.93%      8.74%     9.96%      8.94%          7.39%
Portfolio turnover                                   832%       609%    1,201%       396%           382%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Year Ended
                                                  7/31/03   7/31/02(3)  7/31/01   7/31/00        7/31/99
Net asset value, beginning of period               $3.420    $ 3.960    $4.850     $5.120        $ 5.920

Income (loss) from investment operations:
Net investment income(1)                            0.352      0.317     0.413      0.421          0.401
Net realized and unrealized gain (loss)
    on investments and foreign currencies           0.532     (0.498)   (0.886)    (0.294)        (0.694)
                                                 --------    -------    ------     ------       --------
Total from investment operations                    0.884     (0.181)   (0.473)     0.127         (0.293)
                                                 --------    -------    ------     ------       --------

Less dividends and distributions from:
Net investment income                              (0.334)    (0.359)   (0.417)    (0.397)        (0.402)
Net realized gain on investments                       --         --        --         --         (0.105)
                                                 --------    -------    ------     ------       --------
Total dividends and distributions                  (0.334)    (0.359)   (0.417)    (0.397)        (0.507)
                                                 --------    -------    ------     ------       --------

Net asset value, end of period                     $3.970     $3.420    $3.960     $4.850         $5.120
                                                   ======     ======    ======     ======         ======


Total return(2)                                      27.14%     (4.80%)  (10.44%)     2.62%         (4.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $15,464     $9,435   $11,210     $9,589         $6,296
Ratio of expenses to average net assets             1.83%      1.83%     2.00%      2.00%          1.97%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                 2.26%      2.14%     2.10%      2.27%          2.59%
Ratio of net investment income to average net
    assets                                          9.66%      8.35%     9.36%      8.51%          7.32%
Ratio of net investment income to average net
    assets prior to expense limitation and
    expenses paid indirectly                        9.23%      8.04%     9.26%      8.24%          6.69%
Portfolio turnover                                   832%       609%    1,201%       396%           382%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Year Ended
                                                  7/31/03    7/31/02(3)  7/31/01   7/31/00        7/31/99
Net asset value, beginning of period                $3.420     $3.960     $4.850   $5.120        $5.920

Income (loss) from investment operations:
Net investment income(1)                             0.352      0.317      0.414    0.422         0.403
Net realized and unrealized gain (loss) on
    investments and foreign currencies               0.532     (0.498)    (0.887)   0.295)       (0.696)
                                                    -----     ------      ------   ------        ------

Total from investment operations                     0.884     (0.181)    (0.473)   0.127        (0.293)
                                                    -----     ------      ------    -----        ------


Less dividends and distributions from:
Net investment income                               (0.334)    (0.359)    (0.417)  (0.397)       (0.402)
Net realized gain on investments                        --         --         --       --        (0.105)
                                                     -----     ------     ------    -----        ------
Total dividends and distributions                   (0.334)    (0.359)    (0.417)  (0.397)       (0.507)
                                                    ------     ------     ------   ------         ------


Net asset value, end of period                      $3.970     $3.420     $3.960   $4.850        $5.120
                                                    ======     ======     ======   ======        ======



Total return(2)                                     27.13%     (4.80%)   (10.44%)   2.61%        (4.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $5,916     $2,905     $3,044   $2,264        $1,913
Ratio of expenses to average net assets              1.83%      1.83%      2.00%    2.00%         1.97%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid
   indirectly                                        2.26%      2.14%      2.10%    2.27%         2.59%
Ratio of net investment income to average net
    assets                                           9.66%      8.35%      9.36%    8.51%         7.32%
Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly                                  9.23%      8.04%      9.26%    8.24%         6.69%
Portfolio turnover                                    832%       609%     1,201%     396%          382%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                       6/2/03(1)
                                                         to
                                                       7/31/03

Net asset value, beginning of period                    $3.960

Income from investment operations:
Net investment income(2)                                   0.050
Net realized and unrealized gain on investments          0.010
                                                        ------
Total from investment operations                         0.060
                                                        ------

Less dividends and distributions from:
Net investment income                                   (0.050)
                                                        ------
Total dividends and distributions                       (0.050)
                                                        ------

Net asset value, end of period                          $3.970
                                                        ======

Total return(3)                                            1.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  --
Ratio of expenses to average net assets                  1.43%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid
  indirectly                                             2.25%
Ratio of net investment income to average net
  assets                                                 9.57%
Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly                                        8.75%
Portfolio turnover                                        832%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Year Ended
                                                  7/31/03    7/31/02(3)  7/31/01    7/31/00        7/31/99

Net asset value, beginning of period               $3.420      3.950       4.850      5.120          5.920

Income (loss) from investment operations:
Net investment income(1)                            0.388      0.355       0.458      0.473          0.444
Net realized and unrealized gain (loss) on
    investments and foreign currencies
                                                    0.532     (0.487)     (0.893)    (0.298)        (0.684)
                                                    -----     ------      ------     ------         ------

Total from investment operations                    0.920     (0.132)     (0.435)     0.175         (0.240)
                                                    -----     ------      ------      -----         ------


Less dividends and distributions from:
Net investment income                              (0.370)    (0.398)     (0.465)    (0.445)        (0.455)
Net realized gain on investments                       --         --          --         --         (0.105)
                                                    -----     ------      ------      -----         ------
Total dividends and distributions                  (0.370)    (0.398)     (0.465)    (0.445)        (0.560)
                                                    -----     ------      ------      -----         ------

Net asset value, end of period                     $3.970     $3.420      $3.950     $4.850         $5.120
                                                   ======     ======      ======     ======         ======

Total return(2)                                    28.40%     (3.57%)     (9.67%)     3.61%         (3.96%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $3,316     $2,569      $    3      $   4         $3,691
Ratio of expenses to average net assets             0.83%      0.83%       1.00%      1.00%          0.97%
Ratio of expenses to average net assets prior
    to expense limitation
    and expenses paid indirectly                    1.26%      1.14%       1.10%      1.27%          1.59%
Ratio of net investment income to average net
    assets                                         10.66%      9.35%      10.36%      9.51%          8.32%
Ratio of net investment income to average net
    assets prior to expense limitation
    and expenses paid indirectly                   10.23%      9.04%      10.26%      9.24%          7.69%
Portfolio turnover                                   832%       609%      1,201%       386%           382%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(3) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.


See accompanying notes

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS                 July 31, 2003




Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange ("NYSE") on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Fund declares dividends daily from net investment income and pays such dividends monthly and the Fund declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $925 for the year ended July 31, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2003 were approximately $359. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2004.

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued) Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. No distribution and service expenses are paid by Institutional Class shares.

At July 31, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC             ($12,824)
Other expenses payable to DMC and affiliates                 (8,387)
Receivable from DMC under expense limitation agreement        8,068

For the year ended July 31, 2003, DDLP earned $11,350 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2003, the Fund made purchases of $314,103,957 and sales of $297,996,505 of investment securities other than short-term investments.

At July 31, 2003, the cost of investments for federal income tax purposes was $49,966,036. At July 31, 2003, net unrealized appreciation was $406,652, of which $2,094,550 related to unrealized appreciation of investments and $1,687,898 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2003 and 2002 was as follows:

                                                  2003           2002
  Ordinary income                              $3,645,220     $3,505,762

As of July 31, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                $64,136,725
  Undistributed ordinary income                                      1,035
  Capital loss carryforwards                                   (10,138,820)
  Post-October losses                                             (324,003)
  Unrealized appreciation on investments                           406,652
                                                               -----------
  Net assets                                                   $54,081,589
                                                               ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $845,969 expires in 2008, $2,847,377 expires in 2009 and $6,445,474 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through July 31, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                      Year Ended
                                                7/31/03          7/31/02
Shares sold:
  Class A                                      4,112,658         2,334,583
  Class B                                      2,180,603         1,192,799
  Class C                                      1,177,944           327,189
  Class R                                              1                --
  Institutional Class                              4,553         1,019,717

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                         392,923          392,117
  Class B                                         122,073          113,185
  Class C                                          64,271           44,267
  Institutional Class                              80,170           79,676
                                               ----------       ----------
                                                8,135,196        5,503,533
                                               ----------       ----------

Shares repurchased:
  Class A                                      (1,415,636)      (3,082,757)
  Class B                                      (1,163,767)      (1,376,965)
  Class C                                        (600,233)        (290,936)
  Institutional Class                                  (4)        (348,921)
                                               ----------       ----------
                                               (3,179,640)      (5,099,579)
                                               ----------       ----------
  Net increase                                  4,955,556          403,954
                                               ==========       ==========


For the year ended July 31, 2003, 27,154 Class B shares were converted to 27,145 Class A shares valued at $98,827. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

Notes                                     Delaware High-Yield Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2003, or at any time during the period.

7. Credit and Market Risk
The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2003, the Fund designates distributions paid during the year as follows:

    (A)              (B)
  Long-Term        Ordinary           (C)
Capital Gains       Income           Total             (D)
Distributions     Distributions   Distributions    Qualifying
  (Tax Basis)    (Tax Basis)       (Tax Basis)      Dividends(1)
-------------    --------------   -------------    -------------
     --              100%             100%              --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees

Delaware Group Income Funds - Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (the "Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware High-Yield Opportunities Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst + Young LLP

Philadelphia, Pennsylvania
September 12, 2003

Delaware Investments Family of Funds
       BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee as of        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                                 Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927
-----------------------------------------------------------------------------------------------------------------------------------

   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Anthony D. Knerr              Trustee              10 Years       Founder/Managing Director -       101             None
  2005 Market Street                                                 Anthony Knerr & Associates
   Philadelphia, PA                                                    (Strategic Consulting)
        19103                                                             (1990 - Present)
   December 7,1938
-----------------------------------------------------------------------------------------------------------------------------------
   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -    101            Director -
 2005 Market Street                                                     National Gallery of Art                     Systemax, Inc.
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
   November 1, 1940
 -----------------------------------------------------------------------------------------------------------------------------------

   Thomas F. Madison             Trustee              9 Years               President/Chief            101           Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Richelle S. Maestro     Executive Vice President,  4 Years        Ms. Maestro has served in          101             None
   2005 Market Street          General Counsel                     various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------
   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financal Group(R)

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                      Affiliated Officers                      Contact Information
Jude T. Driscoll                       Michael P. Bishof                        Investment Manager
Chairman                               Senior Vice President and Treasurer      Delaware Management Company
Delaware Investments Family of Funds   Delaware Investments Family of Funds     Philadelphia, PA
Philadelphia, PA                       Philadelphia, PA
                                                                                International Affiliate
Walter P. Babich                       Richelle S. Maestro                      Delaware International Advisers Ltd.
Board Chairman                         Executive Vice President,                London, England
Citadel Construction Corporation       General Counsel and Secretary
King of Prussia, PA                    Delaware Investments Family of Funds     National Distributor
                                       Philadelphia, PA                         Delaware Distributors, L.P.
John H. Durham                                                                  Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                              Shareholder Servicing, Dividend
                                                                                Disbursing and Transfer Agent
John A. Fry                                                                     Delaware Service Company, Inc.
President                                                                       2005 Market Street
Franklin & Marshall College                                                     Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                For Shareholders
Anthony D. Knerr                                                                800 523-1918
Managing Director
Anthony Knerr & Associates                                                      For Securities Dealers and Financial
New York, NY                                                                    Institutions Representatives Only
                                                                                800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                           Web site
National Gallery of Art                                                         www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation St.
Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8135)                                                        Printed in the USA
AR-137 [7/03] IVES 9/03                                                    J9363

FIXED INCOME


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Annual Report 2003
--------------------------------------------------------------------------------
                          DELAWARE STRATEGIC INCOME FUND



[LOGO] POWERED BY RESEARCH.(SM)

TABLE
       OF CONTENTS


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                              1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                      3
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:
   Statement of Net Assets                                               5
   Statement of Assets and Liabilities                                  12
   Statement of Operations                                              13
   Statements of Changes in Net Assets                                  14
   Financial Highlights                                                 15
   Notes to Financial Statements                                        19

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                          23
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                              24
--------------------------------------------------------------------------------

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                         Delaware Strategic Income Fund
       MANAGEMENT REVIEW                          August 12, 2003

Fund Managers

Paul Grillo
Senior Portfolio Manager
U.S. Investment-Grade Bonds

Timothy L. Rabe
Senior Portfolio Manager
U.S. High-Yield Bonds

Joanna Bates
Senior Portfolio Manager
Non-U.S. Fixed Income and Emerging Markets

Christopher A. Moth
Senior Portfolio Manager
Non-U.S. Fixed Income and Currency

Q: How did the Fund perform versus its peer funds and benchmarks during the past year?
A: As has been the case for the past few years, the fixed-income markets in general fared quite well during the past 12 months. The year was highlighted by ongoing uncertainty due to a variety of factors: continued threats of domestic terror at home and abroad, the impact of the new regulations regarding corporate accountability, the outbreak of the SARS virus, and the military conflict in Iraq. In each case, uncertainty prompted many investors to continue to seek the safe haven of fixed-income securities.

All three of the sectors in which Delaware Strategic Income Fund invests (U.S. investment-grade, high-yield, and international fixed income) turned in a good year overall, with U.S. Treasury securities relinquishing leadership with regard to total return as the fiscal year progressed.

While the Lipper Multi-Sector Bond Funds Average gained +15.30% during the fiscal year ended July 31, 2003, Delaware Strategic Income Fund fared better yet. Experiencing strong gains in its three sectors, the Fund posted a total return of +20.99% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2003.

The Lehman Brothers Aggregate Bond Index, a very broad index which tracks the highly liquid U.S. investment-grade sector, gained +5.42% for the fiscal year. The high-yield and international markets turned in double-digit returns, respectively, based on market index returns in those particular sectors.

Q: How did the strong performance in the high-yield bond market influence overall performance?
A: The high-yield bond market turned in very strong performance during our fiscal year - a turnaround that seemed to be several years in the making. Our allocation to high yield - which accounted for 35.41% of total net assets as of July 31, 2003 - helped the Fund's performance versus other funds in the multi-sector fixed-income fund peer group.

During our fiscal year, the Citigroup High-Yield Cash Pay Index gained +28.62%. The high-yield rally, which gained strength as 2003 progressed, was sparked by several factors in our opinion. A focus on prudent business operations and ethical accounting practices helped companies post stronger earnings. Refinancing debt at longer maturities has been a positive strategy for many high-yield issuers, providing them with more time to focus on improving their balance sheets.

Investors discouraged by low-yielding fixed-income vehicles such as money market funds are increasingly accepting the risks associated with noninvestment-grade bonds in an effort to capture more attractive yields. In the second quarter of 2003, new high-yield bond issuance climbed to its highest level in five years. Coupled with a declining default rate and strong cash flows, a healthier high-yield bond market generated its best return in years.

Q: What is your approach to high-yield securities in the portfolio?
A: We believe that a bottom-up process is the most effective means to select good companies, and a prudent way to approach the noninvestment-grade sector. Our investment discipline is founded on in-depth company research and credit analysis supported by a team of 19 sector-specific analysts.

This highly focused approach provides us with the ability to thoroughly scrutinize each investment opportunity in order to select what we believe are the market's most attractive yields and help ensure a more diversified portfolio. Of course, ongoing credit analysis and portfolio monitoring are critical to helping us identify factors or situations that might have a potential negative impact on the Fund.

Q: What was your approach to the U.S. investment-grade portion of the markets?
A: Over the past few years, there has been a flight to quality as asset flows have generally shown investors moving out of equity securities and into the perceived safe haven of Treasuries. During the fiscal year, yields on U.S. Treasury bills, notes, and bonds had fallen to significantly low levels. Subsequently, we focused on security selection within non-Treasury markets. We have been able to enhance the performance of the Fund (without adding substantial risk, in our opinion) by investing in higher-yielding government agency markets, high-quality corporates, and structured mortgage-backed and asset-backed bonds with good cash flow predictability.

We continue to invest primarily in intermediate-term securities with five- to 10-year maturities and remain cautious about predicting the growth of the economy and the future direction of interest rates. Our neutral stance with regard to interest rates led to a decision to own more defensive, intermediate-maturity (and intermediate-duration) securities in your Fund.

Q: How did international bonds affect performance for the fiscal year?
A: The Fund's international bond component benefited from the general decline in interest rates around the world. The Citigroup Non-U.S. World Government Index, a benchmark for this segment of the portfolio, gained +14.19% during the fiscal year.

When our international portfolio beat the Citigroup index in the second quarter of 2003, it marked our sixth quarter of international outperformance in the past seven. The portfolio return in the second half of the year was largely influenced by overweighted positions in Australia, Canada, New Zealand and Sweden, all of which beat the index, and underweighted exposure to the U.S. and Japan, which lagged the benchmark.

Delaware
       STRATEGIC INCOME FUND

Fund Basics                                        Average Annual Total Returns
As of July 31, 2003                                Through July 31, 2003
----------------------------------------------     Lifetime       Five Years       One Year
Fund Objectives:                                   --------------------------------------------------------------------------------
To seek high current income and total return.      Class A (Est. 10/1/96)
----------------------------------------------     Excluding Sales Charge                   +4.76%          +3.27%          +20.99%
Total Fund Net Assets:                             Including Sales Charge                   +4.06%          +2.32%          +15.47%
$32.69 million                                     --------------------------------------------------------------------------------
----------------------------------------------     Class B (Est. 10/1/96)
Number of Holdings:                                Excluding Sales Charge                   +4.01%          +2.55%          +20.12%
375                                                Including Sales Charge                   +4.01%          +2.33%          +16.12%
----------------------------------------------     --------------------------------------------------------------------------------
Fund Start Date:                                   Class C (Est. 10/1/96)
October 1, 1996                                    Excluding Sales Charge                   +4.01%          +2.54%          +20.12%
----------------------------------------------     Including Sales Charge                   +4.01%          +2.54%          +19.12%
Your Fund Managers:                                --------------------------------------------------------------------------------
Paul Grillo joined Delaware Investments in         Delaware Strategic Income Fund invests in high-yield bonds (commonly known as
1993, after serving as a mortgage strategist       "junk bonds"), which involve a greater risk than high-quality bonds. The Fund
and trader at Dreyfus Corporation. He holds a      also invests in foreign bonds which are subject to risks not ordinarily
bachelor's degree from North Carolina State        associated with domestic bonds (e.g., currency, economic, and political risks).
University and a MBA from Pace University. Mr.
Grillo is also a CFA charterholder.                Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares,
Timothy L. Rabe received a bachelor's degree       when redeemed, may be worth more or less than their original cost. Performance
in finance from the University of Illinois.        for Class B and C shares, excluding sales charges, assumes either that
Prior to joining Delaware Investments in 2000,     contingent deferred sales charges did not apply or the investment was not
Mr. Rabe was a high-yield portfolio manager        redeemed. Past performance is not a guarantee of future results.
for Conseco Capital Management. Before that,
he worked as a tax analyst for The Northern        The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
Trust Company. He is a CFA charterholder.          are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.
Joanna Bates is a graduate of London
University, and is an associate of the             Class B shares are sold with a contingent deferred sales charge that declines
Institute of Investment Management and             from 4% to zero depending upon the period of time the shares are held. Class B
Research. She joined Delaware's Fixed Income       shares will automatically convert to Class A shares on a quarterly basis
team in 1997, before which she was Associate       approximately eight years after purchase. They are also subject to an annual
Director, Fixed Income at Hill Samuel              distribution and service fee of 1%.
Investment Management. She has also worked for
Fidelity International and Save & Prosper as a     Class C shares are sold with a contingent deferred sales charge of 1%, if
fund manager and analyst for global bond           redeemed during the first 12 months. They are also subject to an annual
markets.                                           distribution and service fee of 1%.

Christopher A. Moth is an actuarial graduate       Class R shares are available only for certain retirement plan products. They are
from The City University in London, and was        sold without a sales charge and have an annual distribution and service fee of
later awarded the Certificate in Finance &         0.60%. No Class R shares were made available during the periods shown.
Investment from the London Institute of
Actuaries. Mr. Moth joined Delaware in 1992,       The average annual total returns for the lifetime, five-year, and one-year
after working for the GRE insurance company        periods ended July 31, 2003 for Delaware Strategic Income Fund's Institutional
where he was responsible for quantitative          Class were +5.06%, +3.60%, and +21.28%, respectively. The Institutional Class
models and projections.                            shares were first made available on October 1, 1996 and are available without
----------------------------------------------     sales or asset-based distribution charges only to certain eligible institutional
Nasdaq Symbols:                                    accounts.
Class A DISAX
Class B DISBX                                      An expense limitation was in effect for all classes of Delaware Strategic Income
Class C DISCX                                      Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                   The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                   Nasdaq Institutional Class symbol: DISIX

Delaware
       STRATEGIC INCOME FUND

Performance of a $10,000 Investment
October 1, 1996 (Fund's inception) through July 31, 2003


                    Delaware Strategic            Lehman Brothers
                       Income Fund -                 Aggregate
                      Class A shares                Bond Index
                    ------------------            ---------------
October 1996             $ 9,653                      $10,000
July 1997                 10,494                       10,669
July 1998                 11,147                       11,508
July 1999                 10,836                       11,793
July 2000                 10,570                       12,496
July 2001                 10,374                       14,082
July 2002                 10,845                       15,144
July 2003                 13,121                       15,965


Chart assumes $10,000 invested on October 1, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index at that month's end, October 31, 1996. After October 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                         Delaware Strategic Income Fund
       OF NET ASSETS                              July 31, 2003

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Agency Collateralized Mortgage Obligations - 0.58%
   Fannie Mae Interest Only Strip
     Series 02-16 Class IG 6.00%
     3/25/15                                USD       25,613      $      423
   Fannie Mae Series
     03-W1 1A1 6.50% 12/25/42                         36,376          38,422
   Freddie Mac Series
     02-70 QD 5.50% 6/25/26                           25,000          25,817
     2302 Class NJ 6.50% 11/15/29                     29,150          29,349
     2644 AU 3.50% 5/15/22                            30,000          29,742
     T-11 A6 6.50% 9/25/18                            15,259          15,294
     T-50 A3 2.182% 9/27/07                           20,000          20,034
   GNMA Series
     02-62 B 4.763% 1/16/25                           15,000          15,056
     03-72 C 4.798% 8/15/33                           15,000          14,850
                                                                  ----------
Total Agency Collateralized
   Mortgage Obligations (cost $ 194,970)                             188,987
                                                                  ----------
Agency Mortgage-Backed Securities - 5.31%
   Fannie Mae
     4.50% 8/1/18                                    240,000         233,700
     5.00% 8/1/18 to 8/1/33                          420,000         414,071
     5.50% 8/1/33                                    265,000         261,688
     6.00% 4/1/17 to 5/1/33                          208,320         211,696
     6.50% 8/1/32 to 1/1/33                          167,109         171,905
     7.50% 6/1/31                                     29,117          30,855
   Freddie Mac
     5.00% 8/1/18                                     50,000          49,953
     5.50% 8/1/33                                    150,000         148,453
     6.00% 12/1/32                                    15,000          15,168
     6.50% 8/1/32                                     77,610          79,890
   GNMA
     6.50% 9/15/32                                    86,346          89,421
     9.50% 9/15/17                                    13,231          14,761
     10.00% 7/15/17                                   13,568          15,277
                                                                  ----------
Total Agency Mortgage-Backed
   Securities (cost $ 1,782,578)                                   1,736,838
                                                                  ----------
Agency Obligations - 1.25%
   Fannie Mae
     2.875% 5/19/08                                   30,000          28,755
     3.25% 1/15/08                                    95,000          93,788
     4.375% 10/15/06                                  40,000          41,880
   Fannie Mae Global
     6.375% 8/15/07                         AUD      324,000         218,496
   Freddie Mac
     4.50% 1/15/13                          USD        5,000           4,783
     6.25% 7/15/32                                    20,000          20,391
                                                                  ----------
Total Agency Obligations
   (cost $365,815)                                                   408,093
                                                                  ----------
Asset-Backed Securities - 1.02%
   Capital One Multi-Asset Execution Trust
     Series 03-C2 C2 4.32% 4/15/09                    10,000           9,943
   Citibank Credit Card Issuance Trust
     Series 03-A6 A6 2.90% 5/17/10                    20,000          19,194
   MBNA Credit Card Master Note Trust Series
     01-A1 5.75% 10/15/08                             60,000          64,952
     01-C3 C3 6.55% 12/15/08                          15,000          15,999
   Mid-State Trust Series 11 A1 4.864% 7/15/38         9,985           9,334

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Asset-Backed Securities (continued)
     NationsCredit Grantor Trust
        Series 97-1A 6.75% 8/15/13             USD     38,987     $   41,619
     Sallie Mae Student Loan Trust Series
        96-3 Certificates 1.957% 10/25/11              35,000         35,219
        97-1 A2 1.577% 1/25/10                         28,027         28,186
        97-4 A2 1.757% 10/25/10                        89,970         90,810
        98-2 A2 1.737% 1/25/14                         13,150         13,264
   *Sharp Interest Trust Series
        02-HE2N N 144A 9.50% 10/25/32                   5,783          5,783
                                                                  ----------
Total Asset-Backed Securities (cost $331,060)                        334,303
                                                                  ----------
Collateralized Mortgage Obligations - 0.78%
     Bank of America Mortgage Securities Series
        03-D 1A1 3.428% 5/25/33                        17,870         17,954
        03-D 1A2 3.428% 5/25/33                         4,467          4,452
     Cendant Mortgage Series
        02-4 A6 6.50% 7/25/32                          26,807         27,203
     Countrywide Alternative Loan Trust Series
        02-7 6.75% 8/25/32                             27,002         27,499
     Credit Suisse First Boston Mortgage
     Securities Series
        02-10 2A1 7.50% 5/25/32                        19,397         20,319
        02-34 1A1 7.50% 12/25/32                       32,980         34,650
        03-8 5A1 6.50% 4/25/33                         50,758         51,601
     First Horizon Asset Securities Series
        03-5 1A17 8.00% 7/25/33                         9,818         10,522
     Impac Secured Assets CMN Owner Trust Series
        01-4 A3 6.38% 4/25/24                             242            241
     Washington Mutual Series
        03-AR4 A7 3.95% 5/25/33                        26,363         26,561
        03-S1 A1 5.00% 4/25/33                         32,654         33,517
                                                                  ----------
Total Collateralized Mortgage Obligations
     (cost $ 256,400)                                                254,519
                                                                  ----------
Commercial Mortgage-Backed Securities - 0.27%
     Commercial Mortgage Series
        00-C1 A1 7.206% 8/15/33                        79,646         86,626
                                                                  ----------
Total Commercial Mortgage-Backed
     Securities (cost $79,644)                                        86,626
                                                                  ----------
Corporate Bonds - 33.20%
Aerospace & Defense - 0.20%
   *Aviall 144A 7.625% 7/1/11                          50,000         50,000
   *TD Funding 144A 8.375% 7/15/11                     15,000         15,338
                                                                  ----------
                                                                      65,338
                                                                  ----------
Automobiles & Automotive Parts - 0.94%
   *Advanced Accessory Systems
        144A 10.75% 6/15/11                            45,000         47,475
    CSK Auto 12.00% 6/15/06                            60,000         66,825
    Delphi 6.50% 8/15/13                               10,000          9,780
    Ford Motor 7.45% 7/16/31                           60,000         51,375
     General Motors
        7.125% 7/15/13                                 10,000          9,770
        8.375% 7/15/33                                 85,000         79,627
   *UIS 144A 9.375% 6/15/13                            40,000         41,900
                                                                  ----------
                                                                     306,752
                                                                  ----------
Banking, Finance & Insurance - 3.21%
     Allstate Corporate 5.35% 6/1/33                   15,000         13,056
     America Express Credit 3.00% 5/16/08               5,000          4,851
     AON Corporate 7.375% 12/14/12                     15,000         16,954

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
Banking, Finance & Insurance (continued)
    *ASIF Global Financing 144A
        4.90% 1/17/13                         USD      10,000     $    9,755
     Bear Stearns
        4.00% 1/31/08                                  15,000         15,147
        4.65% 7/2/18                                   20,000         17,579
     Capital One Bank 4.875% 5/15/08                   25,000         25,121
     Cendant 7.375% 1/15/13                             5,000          5,567
     Citigroup
        5.625% 8/27/12                                 10,000         10,222
        5.875% 2/22/33                                 30,000         28,090
     Countrywide Home Loans 1.76% 6/2/06               30,000         30,143
     Credit Suisse First Boston USA
        4.625% 1/15/08                                 20,000         20,632
    *Crum & Forster 144A 10.375% 6/15/13               55,000         57,063
    *ERAC USA Finance 144A 7.35% 6/15/08               45,000         50,744
    *Farmers Exchange Capital
        144A 7.20% 7/15/48                             30,000         23,422
    *Farmers Insurance Exchange
        144A 8.625% 5/1/24                             40,000         38,408
     Finova Group 7.50% 11/15/09                      160,000         72,800
     Ford Motor Credit 5.80% 1/12/09                   15,000         14,368
     Franklin Resources 3.70% 4/15/08                  10,000          9,937
     General Electric Capital
        4.25% 1/28/05                                  50,000         51,906
        5.45% 1/15/13                                  15,000         15,087
     General Motors Acceptance
        7.25% 3/2/11                                   35,000         35,103
        8.00% 11/1/31                                  10,000          9,251
     Goldman Sachs 4.75% 7/15/13                       20,000         18,964
     Harleysville Group 5.75% 7/15/13                   5,000          4,702
     International Lease Finance 5.875% 5/1/13         10,000         10,125
     Janus Capital 7.00% 11/1/06                       10,000         10,944
     JP Morgan Chase 5.75% 1/2/13                      20,000         20,418
    *Massachusetts Mutual Life
        144A 5.625% 5/15/33                            10,000          9,041
     Morgan Stanley 5.30% 3/1/13                       30,000         29,556
     National Rural Utilities 3.875% 2/15/08           15,000         15,071
     PHH 7.125% 3/1/13                                  5,000          5,360
     Popular North America 4.25% 4/1/08                15,000         15,059
     Prudential Financial 5.75% 7/15/33                15,000         13,317
     Qwest Capital Funding 5.875% 8/3/04              125,000        118,126
     RBS Capital Trust I 4.709% 12/29/49               20,000         18,618
     Regions Financial 6.375% 5/15/12                  20,000         21,699
    *TIAA Global Markets 144A
        2.75% 1/13/06                                  25,000         25,144
     TIG Holdings 8.125% 4/15/05                       65,000         62,725
    *Wilmington Trust 144A
        4.875% 4/15/13                                 15,000         14,314
    *Zurich Capital Trust I 144A
        8.376% 6/1/37                                  60,000         60,776
                                                                  ----------
                                                                   1,049,165
                                                                  ----------
Buildings & Materials - 0.54%
   *Lone Star Industries 144A
        8.85% 6/15/05                                  50,000         52,188
     United States Steel 10.75% 8/1/08                 55,000         55,000
     USX 9.375% 2/15/12                                 5,000          6,249
     Valspar 6.00% 5/1/07                              20,000         21,221
  ++WCI Steel 10.00% 12/1/04                           95,000         31,350
     York International 6.625% 8/15/06                 10,000         10,626
                                                                  ----------
                                                                     176,634
                                                                  ----------

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
Business Services - 0.16%
    *Brickman Group 144A
        11.75% 12/15/09            USD                 25,000     $   27,688
    *Worldspan Finance 144A
        9.625% 6/15/11                                 25,000         26,125
                                                                  ----------
                                                                      53,813
                                                                  ----------
Cable, Media & Publishing - 4.31%
     American Media Operation 10.25% 5/1/09            60,000         64,050
     AOL Time Warner 7.70% 5/1/32                      10,000         10,526
     Charter Communications Holdings
        10.00% 4/1/09                                 205,000        159,899
        10.75% 10/1/09                                170,000        137,275
     Comcast 7.05% 3/15/33                             15,000         15,036
     CSC Holdings 10.50% 5/15/16                       15,000         16,050
     Insight Midwest 10.50% 11/1/10                   110,000        118,250
     InterActiveCorp
        6.75% 11/15/05                                 10,000         10,753
        7.00% 1/15/13                                  20,000         21,642
     Liberty Media 8.25% 2/1/30                        20,000         20,591
     Lodgenet Entertainment 9.50% 6/15/13             130,000        136,825
     Mediacom 9.50% 1/15/13                           110,000        109,450
     PanAmSat 8.50% 2/1/12                             90,000         94,050
    *PEI Holdings 144A 11.00% 3/15/10                  40,000         44,200
    *RH Donnelley Finance 144A
        10.875% 12/15/12                              100,000        113,000
     Time Warner 8.18% 8/15/07                         15,000         17,125
     Time Warner Entertainment
        8.375% 3/15/23                                 15,000         17,321
     Vertis
        10.875% 6/15/09                                80,000         78,400
        13.50% 12/7/09                                 45,000         41,850
     XM Satellite Radio
       *144A 12.00% 6/15/10                            70,000         69,650
      **14.00% 12/31/09                               160,000        116,800
                                                                  ----------
                                                                   1,412,743
                                                                  ----------
Chemicals - 1.24%
     Dow Chemical 6.00% 10/1/12                        15,000         15,268
 *+++HMP Equity 144A 15.433% 5/15/08
     Huntsman International
       *144A 9.875% 3/1/09                             60,000         61,800
        10.125% 7/1/09                                 80,000         77,200
     IMC Global 7.625% 11/1/05                         80,000         84,800
     Solutia
        6.72% 10/15/37                                 80,000         48,400
        11.25% 7/15/09                                 60,000         41,700
    *Westlake Chemical 144A 8.75% 7/15/11              60,000         60,000
                                                                  ----------
                                                                     404,018
                                                                  ----------
Computers & Technology - 1.08%
   *Amkor Technology 144A 7.75% 5/15/13                60,000         58,050
   *Cooperative Computing 144A
       10.50% 6/15/11                                  75,000         77,250
    Dell Computer 7.10% 4/15/28                        25,000         27,737
   *DigitalNet 144A 9.00% 7/15/10                      25,000         24,625
    Northern Telecom Capital
       7.40% 6/15/06                                   65,000         63,375
       7.875% 6/15/26                                  30,000         27,750
    Sanmina 10.375% 1/15/10                            65,000         73,450
                                                                  ----------
                                                                     352,237
                                                                  ----------

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
Consumer Products - 1.57%
    American Greetings 11.75% 7/15/08       USD       105,000     $  120,225
   *Fortune Brands 144A 7.125% 11/1/04                 15,000         16,006
   *Jacuzzi Brands 144A 9.625% 7/1/10                  45,000         46,575
    Playtex Products 9.375% 6/1/11                     35,000         33,775
   *Remington Arms 144A 10.50% 2/1/11                  95,000         98,553
    Salton
       10.75% 12/15/05                                 45,000         44,775
       12.25% 4/15/08                                  35,000         35,700
    Samsonite 10.75% 6/15/08                           55,000         56,925
   *Warnaco 144A 8.875% 6/15/13                        60,000         62,700
                                                                  ----------
                                                                     515,234
                                                                  ----------
Consumer Services - 0.47%
    Alderwoods Group 12.25% 1/2/09                     70,000         75,075
    Corrections Corporation of America
        7.50% 5/1/11                                   45,000         45,675
       *144A 7.50% 5/1/11                              30,000         31,275
                                                                  ----------
                                                                     152,025
                                                                  ----------
Electronics & Electrical Equipment - 0.05%
    Johnson Controls 5.00% 11/15/06                     5,000          5,306
    Pepco Holdings 6.45% 8/15/12                       10,000         10,440
                                                                  ----------
                                                                      15,746
                                                                  ----------
Energy - 4.01%
   *Alliance Pipeline US 144A 4.591% 12/31/25          15,000         13,885
    Amerada Hess 7.30% 8/15/31                         10,000         10,198
   *Citgo Petroleum 144A 11.375% 2/1/11                95,000        105,213
    Dynegy Holdings 6.75% 12/15/05                     60,000         59,700
    El Paso 7.00% 5/15/11                              75,000         59,625
   *El Paso Natural Gas 144A
        7.625% 8/1/10                                  75,000         70,125
   *El Paso Production Holding 144A
        7.75% 6/1/13                                   60,000         55,350
    Energy Partners 8.75% 8/1/10                       45,000         45,113
   *Enterprise Products Partners 144A
        6.875% 3/1/33                                  15,000         15,055
   *Gemstone Investor 144A 7.71% 10/31/04              50,000         48,625
    Hanover Equipment Trust 8.50% 9/1/08               50,000         52,500
   *Houston Exploration 144A 7.00% 6/15/13            110,000        110,000
    Kinder Morgan Energy Partners
        7.75% 3/15/32                                   5,000          5,682
        8.00% 3/15/05                                  30,000         32,746
    Northern Border Pipeline 6.25% 5/1/07              15,000         16,017
   *Pemex Project Funding Master Trust 144A
        7.375% 12/15/14                                10,000         10,350
   *SEMCO Energy 144A 7.75% 5/15/13                    60,000         61,125
   *Southern Natural Gas 144A 8.875% 3/15/10           30,000         31,050
    Tennessee Gas Pipeline 8.375% 6/15/32              95,000         93,575
    Transcontinental Gas Pipeline
        6.125% 1/15/05                                 25,000         24,938
        6.25% 1/15/08                                 120,000        118,200
    Valero Energy 6.125% 4/15/07                       15,000         16,095
    Valero Logistics Operations 6.05% 3/15/13          25,000         24,672
    Williams Companies
        6.625% 11/15/04                                35,000         34,475
        8.125% 3/15/12                                125,000        120,624
   *Williams Gas Pipelines Central 144A
        7.375% 11/15/06                                70,000         74,375
                                                                  ----------
                                                                   1,309,313
                                                                  ----------

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
   Environmental Services - 0.49%
     *Casella Waste Systems 144A
         9.75% 2/1/13                   USD            70,000     $   74,200
      IESI 10.25% 6/15/12                              80,000         84,400
                                                                  ----------
                                                                     158,600
                                                                  ----------
   Food, Beverage & Tobacco - 1.84%
      B&G Foods 9.625% 8/1/07                         100,000        102,750
     *Commonwealth Brands 144A
         10.625% 9/1/08                               110,000        111,100
      Denny's 12.75% 9/30/07                          105,000        105,263
      Di Giorgio 10.00% 6/15/07                        80,000         79,300
      Kraft Foods 6.25% 6/1/12                         10,000         10,486
     *Le-Natures 144A 9.00% 6/15/13                    90,000         93,600
     *National Beef Packing 144A
         10.50% 8/1/11                                 60,000         60,000
      UST
         6.625% 7/15/12                                20,000         21,638
         8.80% 3/15/05                                 15,000         16,309
                                                                  ----------
                                                                     600,446
                                                                  ----------
   Healthcare & Pharmaceuticals - 0.64%
      Alliance Imaging 10.375% 4/15/11                 90,000         90,000
      Team Health 12.00% 3/15/09                      115,000        117,875
                                                                  ----------
                                                                     207,875
                                                                  ----------
   Home Builders - 0.64%
      Schuler Homes 10.50% 7/15/11                     65,000         73,775
      Standard Pacific 9.25% 4/15/12                   55,000         59,950
      Technical Olympic USA 10.375% 7/1/12             70,000         75,250
                                                                  ----------
                                                                     208,975
                                                                  ----------
   Leisure, Lodging & Entertainment - 1.18%
      Alliance Gaming 10.00% 8/1/07                    65,000         67,519
      Extended Stay America 9.875% 6/15/11             85,000         90,950
     *Hard Rock Hotel 144A 8.875% 6/1/13               80,000         82,600
      Herbst Gaming 10.75% 9/1/08                      60,000         66,150
      MeriStar Hospitality Operating
         Partnership REIT 10.50% 6/15/09               55,000         56,100
      Regal Cinemas 9.375% 2/1/12                      20,000         22,200
                                                                  ----------
                                                                     385,519
                                                                  ----------
   Packaging & Containers - 1.12%
      AEP Industries 9.875% 11/15/07                  115,000        107,525
     *Anchor Glass Container 144A 11.00% 2/15/13       30,000         32,475
      Consolidated Container 10.125% 7/15/09           95,000         57,475
      Portola Packaging 10.75% 10/1/05                 45,000         45,225
     *Radnor Holdings 144A 11.00% 3/15/10             110,000        110,001
     *Sealed Air Corporate 144A
          5.625% 7/15/13                                5,000          4,790
          6.875% 7/15/33                               10,000          9,432
                                                                  ----------
                                                                     366,923
                                                                  ----------
   Paper & Forest Products - 0.47%
      Georgia-Pacific 9.875% 11/1/21                  160,000        154,400
                                                                  ----------
                                                                     154,400
                                                                  ----------
   Real Estate - 0.28%
     *Developers Diversified Realty REIT
          144A 4.625% 8/1/10                           15,000         14,349
      Tanger Properties REIT 9.125% 2/15/08            70,000         75,950
                                                                  ----------
                                                                      90,299
                                                                  ----------

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
   Retail - 1.79%
     *J Crew Intermediate 144A
         16.00% 5/15/08                     USD       128,541     $   91,907
      J Crew Operating 10.375% 10/15/07                65,000         64,025
     *Jafra Cosmetics 144A
         10.75% 5/15/11                               110,000        116,050
      Kohl's 7.25% 6/1/29                              10,000         11,265
      Lowe's Companies 7.50% 12/15/05                  25,000         27,960
      Office Depot 10.00% 7/15/08                      80,000         92,400
      Petco Animal Supplies 10.75% 11/1/11             75,000         84,000
      Saks 7.25% 12/1/04                               60,000         61,950
      Wendy's International
         6.20% 6/15/14                                  5,000          5,323
         6.25% 11/15/11                                30,000         32,084
                                                                  ----------
                                                                     586,964
                                                                  ----------
   Telecommunications - 2.32%
      Alamosa Delaware 12.50% 2/1/11                   75,000         64,875
      AT&T Corporate
         7.00% 11/15/06                                20,000         22,124
         8.00% 11/15/31                                20,000         21,223
     *Centennial Cellular Operating 144A
         10.125% 6/15/13                              120,000        117,900
     *Cincinnati Bell 144A 7.25% 7/15/13               25,000         23,813
      Citizens Communications 6.375% 8/15/04           20,000         20,735
      Crown Castle International 10.75% 8/1/11         80,000         88,000
      Nextel Partners
        *144A 8.125% 7/1/11                            75,000         70,125
         12.50% 11/15/09                               30,000         33,300
     *Qwest Services 144A 13.50% 12/15/10              75,000         81,000
      Sprint Capital
         6.375% 5/1/09                                  5,000          5,108
         8.75% 3/15/32                                 15,000         16,291
      Time Warner Telecommunications
         9.75% 7/15/08                                 75,000         72,375
      Verizon Maryland 5.125% 6/15/33                  15,000         12,363
      Verizon Wireless Capital 5.375% 12/15/06         15,000         16,051

     *Western Wireless 144A 9.25% 7/15/13              60,000         57,300
    ++WorldCom 7.50% 5/15/11                          135,000         35,944
                                                                  ----------
                                                                     758,527
                                                                  ----------
   Textiles, Apparel & Furniture - 0.14%
      Levi Strauss 12.25% 12/15/12                     55,000         46,750
                                                                  ----------
                                                                      46,750
                                                                  ----------
   Transportation & Shipping - 1.00%
      American Airlines 6.817% 5/23/11                 10,000          8,318
      Delta Air Lines 7.299% 9/18/06                   10,000          8,359
      Hornbeck Offshore Services 10.625% 8/1/08        50,000         53,500

      Kansas City Southern Railway 9.50% 10/1/08       70,000         77,700
     *Overseas Shipholding Group 144A
         8.25% 3/15/13                                105,000        109,462
     *Seabulk International 144A
         9.50% 8/15/13                                 70,000         70,000
                                                                  ----------
                                                                     327,339
                                                                  ----------
   Utilities - 3.51%
     *Allegheny Energy Supply Statutory Trust 2001 144A
         Series A 10.25% 11/15/07                      85,000         87,550
         Series B 10.25% 11/15/07                      19,000         18,810
      Avista
         7.75% 1/1/07                                  25,000         27,700
         9.75% 6/1/08                                  85,000         97,219

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Corporate Bonds (continued)
   Utilities (continued)
      Calpine
         *144A 8.50% 7/15/10                  USD      45,000     $   40,725
          10.50% 5/15/06                              125,000        114,374
      Consumers Energy 6.00% 3/15/05                   15,000         15,821
      Detroit Edison 5.05% 10/1/05                     15,000         15,888
      FPL Group Capital 3.25% 4/11/06                  25,000         25,287
      Homer City Fund 8.137% 10/1/19                   35,000         34,300
     *Illinois Power 144A 11.50% 12/15/10              20,000         22,300
     *ITC Holdings 144A 5.25% 7/15/13                  15,000         13,948
      Midland Funding II 11.75% 7/23/05                30,000         32,550
      Midwest Generation 8.30% 7/2/09                  70,000         69,553
   *++Mirant 144A 7.40% 7/15/04                        45,000         19,350
    ++Mirant Americas Generation 7.625% 5/1/06         90,000         66,150
      Nevada Power 10.875% 10/15/09                    85,000         96,475
      Oncor Electric Delivery 7.00% 5/1/32              5,000          5,186
      Orion Power Holdings 12.00% 5/1/10               60,000         68,700
      Peco Energy 3.50% 5/1/08                         20,000         19,861
     *PG&E 144A 6.875% 7/15/08                         60,000         61,200
     *Power Contract 144A 5.20% 2/1/06                 20,000         19,991
      PSEG Energy Holdings 7.75% 4/16/07               65,000         66,689
      PSEG Power 8.625% 4/15/31-00                     15,000         17,794
      Sempra Energy
          6.00% 2/1/13                                 20,000         20,724
          6.925% 7/1/04                                10,000         10,442
      Southern Capital Funding 5.30% 2/1/07            20,000         21,177
     *TXU Energy 144A 7.00% 3/15/13                    10,000         10,492
     *USGen New England 144A 7.459% 1/2/15             55,000         26,990
                                                                  ----------
                                                                   1,147,246
                                                                  ----------
   Total Corporate Bonds (cost $10,449,856)                       10,852,881
                                                                  ----------
   Foreign Bonds - 44.13%
   Aruba - 0.07%
      UFJ Finance Aruba 6.75% 7/15/13         USD      25,000         24,242
                                                                  ----------
                                                                      24,242
                                                                  ----------
   Australia - 2.18%
      Apache Finance Property
          7.00% 3/15/09                                20,000         22,597
      Queensland Treasury
          6.00% 6/14/11                       AUD   1,000,000        672,219
      Westpac Banking 4.625% 6/1/18           USD      20,000         18,024
                                                                  ----------
                                                                     712,840
                                                                  ----------
   Austria - 0.60%
      Republic of Austria 7.25% 5/3/07        DEM     300,000        196,200
                                                                  ----------
                                                                     196,200
                                                                  ----------
   Bahamas - 0.06%
     *Commonwealth of Bahamas
          144A 6.625% 5/15/33                 USD      20,000         19,355
                                                                  ----------
                                                                      19,355
                                                                  ----------
   Brazil - 0.34%
      Federal Republic of Brazil
          10.00% 8/7/11                               125,000        111,406
                                                                  ----------
                                                                     111,406
                                                                  ----------
   British Virgin Islands - 0.23%
      ChipPac International 12.75% 8/1/09              70,000         76,475
                                                                  ----------
                                                                      76,475
                                                                  ----------

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Foreign Bonds (continued)
Canada - 1.29%
    Ainsworth Lumber 12.50% 7/15/07          USD       75,000     $    84,563
    Alcan 7.25% 3/15/31                                25,000          27,963
    CP Ships 10.375% 7/15/12                           60,000          65,700
    Great Lakes Power 9.00% 8/1/04                     10,000          10,508
   *Hollinger 144A 11.875% 3/1/11                      75,000          82,125
    Placer Dome 6.375% 3/1/33                          20,000          19,093
    Thomson 5.75% 2/1/08                               20,000          21,674
    Western Oil Sands 8.375% 5/1/12                   100,000         110,499
                                                                  -----------
                                                                      422,125
                                                                  -----------
Cayman Islands - 0.28%
   *Bluewater Finance 144A
       10.25% 2/15/12                                  70,000          69,650
    Transocean 6.75% 4/15/05                           20,000          21,408
                                                                  -----------
                                                                       91,058
                                                                  -----------
Colombia - 0.29%
    Republic of Colombia
       10.00% 1/23/12                                  55,000          58,713
       10.375% 1/28/33                                 35,000          36,050
                                                                  -----------
                                                                       94,763
                                                                  -----------
Dominican Republic - 0.33%
    Dominican Republic
       9.04% 1/23/13                                   40,000          37,026
      *144A 9.04% 1/23/13                              80,000          72,200
                                                                  -----------
                                                                      109,226
                                                                  -----------
Ecuador - 0.22%
  **Republic of Ecuador 6.00% 8/15/30                 120,000          71,288
                                                                  -----------
                                                                       71,288
                                                                  -----------
France - 2.10%
    France Government Bond O.A.T.
       5.50% 4/25/10                         EUR      460,000         571,340
  **France Telecom 10.00% 3/1/31             USD       15,000          18,739
   *Rhodia SA 144A 8.875% 6/1/11                      100,000          96,000
                                                                  -----------
                                                                      686,079
                                                                  -----------
Germany - 4.08%
    Deutschland Republic
       4.75% 7/4/28                          EUR      340,000         376,334
       5.00% 7/4/11                                   450,000         540,808
       6.50% 10/14/05                                 340,000         415,235
                                                                  -----------
                                                                    1,332,377
                                                                  -----------
Greece - 3.91%
    Hellenic Republic
       8.60% 3/26/08                                  205,429         281,720
       8.70% 4/8/05                                   800,000         996,459
                                                                  -----------
                                                                    1,278,179
                                                                  -----------
Ireland - 0.62%
   *Eircom Funding 144A
       8.25% 8/15/13                         USD       75,000          76,875
    Smurfit Capital 7.50% 11/20/25                    130,000         125,450
                                                                  -----------
                                                                      202,325
                                                                  -----------
Italy - 3.51%
    Republic of Italy
       3.75% 6/8/05                          JPY   87,000,000         770,566
       5.75% 7/25/16                         EUR      300,000         375,332
                                                                  -----------
                                                                    1,145,898
                                                                  -----------

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Foreign Bonds (continued)
Liberia - 0.22%
    Royal Caribbean Cruises
       7.50% 10/15/27                        USD       80,000     $    70,800
                                                                  -----------
                                                                       70,800
                                                                  -----------
Mexico - 2.43%
    United Mexican States
       7.50% 4/8/33                                    50,000          47,875
       8.30% 8/15/31                                   25,000          26,125
       11.50% 5/15/26                                  10,000          13,525
    United Mexican States Global
       7.375% 3/13/08                        EUR      250,000         312,248
       8.25% 2/24/09                         DEM      600,000         392,962
                                                                  -----------
                                                                      792,735
                                                                  -----------
Netherlands - 0.16%
    Aegon NV 4.75% 6/1/13                    USD       15,000          14,146
    Deutsche Telekom 5.25% 7/22/13                     10,000           9,597
   *ING Bank 144A 5.125% 5/1/15                        30,000          28,970
                                                                  -----------
                                                                       52,713
                                                                  -----------
New Zealand - 1.83%
    New Zealand Government
       6.00% 11/15/11                        NZD      350,000         207,187
       6.50% 4/15/13                                  640,000         392,012
                                                                  -----------
                                                                      599,199
                                                                  -----------
Norway - 2.61%
    Kingdom of Norway
       6.00% 5/16/11                         NOK    2,000,000         295,414
       6.50% 5/15/13                                1,600,000         246,009
       6.75% 1/15/07                                1,600,000         239,535
    Ocean Rig Norway 10.25% 6/1/08           USD       85,000          72,675
                                                                  -----------
                                                                      853,633
                                                                  -----------
Panama - 0.35%
    Republic of Panama 8.875% 9/30/27                 115,000         115,288
                                                                  -----------
                                                                      115,288
                                                                  -----------
Poland - 3.76%
    Poland Government
       5.00% 10/24/13                        PLZ    3,400,000         836,132
       12.00% 10/12/03                              1,500,000         392,208
                                                                  -----------
                                                                    1,228,340
                                                                  -----------
Russia - 0.42%
    Gazprom OAO
       9.625% 3/1/13                         USD       30,000          31,448
      *144A 9.625% 3/1/13                             100,000         105,000
                                                                  -----------
                                                                      136,448
                                                                  -----------
Singapore - 0.14%
   *Singapore Telecommunications
       144A 7.375% 12/1/31                             40,000          45,876
                                                                  -----------
                                                                       45,876
                                                                  -----------
Spain - 1.79%
    Kingdom of Spain
       5.15% 7/30/09                         EUR      480,000         583,430
                                                                  -----------
                                                                      583,430
                                                                  -----------

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                      Amount+     Value (U.S.$)
Foreign Bonds (continued)
Supranational - 3.97%
    International Bank Reconstruction
       & Development 5.50% 11/3/08            NZD    1,200,000    $   691,797
    International Finance
       6.75% 7/15/09                                 1,000,000        605,358
                                                                  -----------
                                                                    1,297,155
                                                                  -----------
Sweden - 5.99%
   *Nordea Bank Sweden 144A
       5.25% 11/30/12                         USD       20,000         20,177
    Stena AB 9.625% 12/1/12                             80,000         88,300
    Swedish Government
       6.75% 5/5/14                           SEK    6,000,000        858,888
       8.00% 8/15/07                                 7,000,000        988,211
                                                                  -----------
                                                                    1,955,576
                                                                  -----------
United Kingdom - 0.35%
    Avecia Group 11.00% 7/1/09                USD      100,000         85,499
    Diageo Capital 3.375% 3/20/08                       10,000          9,864
    Vodafone Group 5.375% 1/30/15                       20,000         19,709
                                                                  -----------
                                                                      115,072
                                                                  -----------
Total Foreign Bonds (cost $13,551,339)                             14,420,101
                                                                  -----------
Municipal Bonds - 0.23%
    California State 5.00% 2/1/33                       20,000         18,078
    Forsyth, Montana Pollution Control Revenue
       5.20% 5/1/33                                     10,000         10,111
    Illinois State 5.10% 6/1/33                         35,000         30,707
    Long Island, New York Power Authority
       Series A 5.00% 6/1/08                            15,000         16,142
                                                                  -----------
Total Municipal Bonds (cost  $81,320)                                  75,038
                                                                  -----------

                                                      Number of
                                                       Shares
Common Stock - 3.34%
    American Financial Realty                            5,000         73,700
    Chelsea Property Group                               5,000        218,000
    Developers Diversified Realty                        2,500         74,250
    Equity One                                           3,900         66,300
    Keystone Property Trust                              2,000         38,580
    Lasalle Hotel Properties                            11,200        184,240
    Maguire Properties                                   3,000         61,200
    Nationwide Health Properties                         8,500        145,520
    Ramco-Gershenson Properties                          3,500         86,030
    Simon Property Group                                 2,000         84,700
    Starwood Hotels & Resorts Worldwide                  1,800         58,680
                                                                  -----------
Total Common Stock (cost $1,004,238)                                1,091,200
                                                                  -----------
Preferred Stocks - 0.92%
   *Centaur Funding 144A 9.08%                              35         39,331
    CSC Holdings PIK 11.75%                              1,150        120,463
   #Intermedia Communications PIK 13.50%                     1             12
    LaSalle Hotel Properties 10.25%                      5,300        141,775
                                                                  -----------
Total Preferred Stocks (cost $289,495)                                301,581
                                                                  -----------

                                                     Number of       Market
                                                      Shares      Value (U.S.$)

Warrants - 0.08%
 #*Solutia 144A                                          3,226    $         1
  #XM Satellite Radio                                    2,550         27,600
                                                                  -----------
Total Warrants (cost $17,209)                                          27,601
                                                                  -----------
                                                    Principal
                                                     Amount+
U.S. Treasury Obligations - 2.20%
   U.S. Treasury Bonds
        5.375% 2/15/31                        USD      190,000        189,109
     ***8.125% 8/15/19                                  65,000         85,287
   U.S. Treasury Inflation Index Notes
        3.00% 7/15/12                                   61,235         64,363
        3.375% 4/15/32                                 118,887        130,534
        3.625% 1/15/08                                  28,396         31,014
   U.S. Treasury Notes
        2.00% 11/30/04 to 5/15/06                       35,000         34,929
        2.625% 5/15/08                                  75,000         72,826
        3.625% 5/15/13                                 120,000        111,994
                                                                  -----------
Total U.S. Treasury Obligations (cost $751,964)                       720,056
                                                                  -----------
Repurchase Agreements - 7.57%
   With BNP Paribas 1.05% 8/1/03
        (dated 7/31/03, collateralized
        by $938,000 U.S. Treasury Bills
        due 8/7/03, market value $937,440)             919,000        919,000
   With J. P. Morgan Securities 0.97% 8/1/03
        (dated 7/31/03, collateralized
        by $588,000 U.S. Treasury Notes
        6.750% due 5/15/05, market value $649,106)     636,000        636,000
   With UBS Warburg 1.05% 8/1/03
        (dated 7/31/03, collateralized
        by $939,000 U.S. Treasury Bills
        due 10/2/03, market value $937,436)            919,000        919,000
                                                                  -----------
Total Repurchase Agreements (cost $2,474,000)                       2,474,000
                                                                  -----------

Total Market Value of Securities - 100.88%
   (cost $31,629,888)                                              32,971,824
Liabilities Net of Receivables
   and Other Assets - (0.88%)                                        (286,716)
                                                                  -----------
Net Assets Applicable to 7,599,510
   Shares Outstanding - 100.00%                                   $32,685,108
                                                                  ===========

Net Asset Value - Delaware Strategic Income Fund
   Class A ($10,834,650 / 2,517,001 Shares)                             $4.30
                                                                        -----
Net Asset Value - Delaware Strategic Income Fund
   Class B ($13,567,998 / 3,155,694 Shares)                             $4.30
                                                                        -----
Net Asset Value - Delaware Strategic Income Fund
   Class C ($3,977,634 / 925,234 Shares)                                $4.30
                                                                        -----
Net Asset Value - Delaware Strategic Income Fund
   Institutional Class ($4,304,826 / 1,001,581 Shares)                  $4.30
                                                                        -----

Statement                                        Delaware Strategic Income Fund
       OF NET ASSETS (CONTINUED)

Components of Net Assets at July 31, 2003:
Shares of beneficial interest
     (unlimited authorization - no par)                           $ 42,529,756
Accumulated net realized loss on investments                       (11,233,416)
Net unrealized appreciation of investments
     and foreign currencies                                          1,388,768
                                                                  ------------
Total net assets                                                  $ 32,685,108
                                                                  ============

+    Principal amount is stated in the currency in which each bond is denominated.
++   Non-income producing security. Security is currently in default.
+++ Zero coupon bond. The interest rate shown is the yield at the time of purchase.
#    Non-income producing security for the year ended July 31, 2003.
* Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 11 in "Notes to Financial Statements."
**   Step coupon bond.
***  Fully or partially pledged as collateral for financial futures contracts.

Summary of Abbreviations:
GNMA - Government National Mortgage Association
PIK - Pay-in-kind
REIT - Real Estate Investment Trust

AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
NZD - New Zealand Dollar
NOK - Norwegian Kroner
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

Net Asset Value and Offering Price
     per Share -- Delaware Strategic Income Fund
Net asset value Class A (A)                                            $   4.30
Sales charge (4.50% of offering price,
     or 4.65% of the amount invested per share) (B)                        0.20
                                                                       --------
Offering price                                                         $   4.50
                                                                       ========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                                        Delaware Strategic Income Fund
       OF ASSETS AND LIABILITIES                 July 31, 2003


Assets:
   Investments at market (cost $31,629,888)                                                              $ 32,971,824
   Cash                                                                                                       167,883
   Subscriptions receivable                                                                                    33,888
   Receivables for securities sold                                                                          2,892,759
   Dividends receivable                                                                                           784
   Interest receivable                                                                                        561,020
   Futures variation margin receivable                                                                         10,531
                                                                                                         ------------
   Total assets                                                                                            36,638,689
                                                                                                         ------------

Liabilities:
   Payables for securities purchased                                                                        3,594,406
   Written options (including premiums recieved of $7,638)                                                     10,219
   Liquidations payable                                                                                       290,541
   Swap agreement mark to market payable                                                                        7,002
   Accrued expenses                                                                                            51,413
                                                                                                         ------------
   Total liabilities                                                                                        3,953,581
                                                                                                         ------------

Total Net Assets                                                                                         $ 32,685,108
                                                                                                         ============

See accompanying notes

Statement                                        Delaware Strategic Income Fund
       OF OPERATIONS                             Year Ended July 31, 2003

Investment Income:
   Interest                                                                                     $  1,986,570
   Dividends                                                                                          63,792    $    2,050,362
                                                                                                ------------    --------------

Expenses:
   Management fees                                                                                   190,085
   Distribution expense-- Class A                                                                     28,876
   Distribution expense-- Class B                                                                    127,599
   Distribution expense-- Class C                                                                     33,628
   Dividend disbursing and transfer agent fees and expenses                                          164,206
   Registration fees                                                                                  37,606
   Reports and statements to shareholders                                                             20,287
   Accounting and administration expenses                                                             13,084
   Custodian fees                                                                                     11,599
   Professional fees                                                                                   4,805
   Trustees' fees                                                                                      2,357
   Other                                                                                               7,988           642,120
                                                                                                ------------
   Less expenses absorbed or waived by investment manager                                                             (232,081)
   Less waiver of distribution expenses - Class A                                                                       (4,149)
   Less expenses paid indirectly                                                                                          (733)
                                                                                                                --------------
   Total expenses                                                                                                      405,157
                                                                                                                --------------
Net Investment Income                                                                                                1,645,205
                                                                                                                --------------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
   Net realized gain loss on:
     Investments                                                                                                       732,753
     Futures contracts                                                                                                 (80,007)
     Options written                                                                                                     9,915
     Swap agreements                                                                                                    16,321
     Foreign currencies                                                                                                116,365
                                                                                                                --------------
   Net realized gain                                                                                                   795,347
   Net change in unrealized appreciation/depreciation of investments and foreign currencies                          2,904,957
                                                                                                                --------------
Net Realized and Unrealized Gain on Investments and Foreign Currencies                                               3,700,304
                                                                                                                --------------

Net Increase in Net Assets Resulting from Operations                                                            $    5,345,509
                                                                                                                ==============

See accompanying notes

Statements                                       Delaware Strategic Income Fund
       OF CHANGES IN NET ASSETS

                                                                                                             Year Ended
                                                                                                    7/31/03              7/31/02
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                          $ 1,645,205         $  1,668,104
   Net realized gain (loss) on investments and foreign currencies                                     795,347           (1,165,130)
   Net change in unrealized appreciation/depreciation of investments and foreign currencies         2,904,957              621,032
                                                                                                 ------------         ------------
   Net increase in net assets resulting from operations                                             5,345,509            1,124,006
                                                                                                 ------------         ------------
Dividends and Distributions to Shareholders from:
   Net investment income
     Class A                                                                                         (550,772)            (347,032)
     Class B                                                                                         (626,114)            (387,681)
     Class C                                                                                         (164,355)            (102,168)
     Institutional Class                                                                             (186,996)             (66,444)

   Return of capital:
     Class A                                                                                          (28,292)            (338,054)
     Class B                                                                                          (32,162)            (377,652)
     Class C                                                                                           (8,443)             (99,524)
     Institutional Class                                                                               (9,606)             (64,726)
                                                                                                 ------------         ------------
                                                                                                   (1,606,740)          (1,783,281)
                                                                                                 ------------         ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                        3,262,861            1,143,839
     Class B                                                                                        3,045,943            1,519,320
     Class C                                                                                        1,547,411              695,365
     Institutional Class                                                                            2,608,142              969,847

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                          383,221              454,394
     Class B                                                                                          357,117              388,535
     Class C                                                                                          119,145              132,561
     Institutional Class                                                                              196,603              131,170
                                                                                                 ------------         ------------
                                                                                                   11,520,443            5,435,031
                                                                                                 ------------         ------------
   Cost of shares repurchased:
     Class A                                                                                       (3,021,964)          (2,913,651)
     Class B                                                                                       (3,319,519)          (2,504,551)
     Class C                                                                                       (1,183,619)            (929,681)
     Institutional Class                                                                           (1,178,083)            (262,378)
                                                                                                 ------------         ------------
                                                                                                   (8,703,185)          (6,610,261)
                                                                                                 ------------         ------------
Increase (decrease) in net assets derived from capital share transactions                           2,817,258           (1,175,230)
                                                                                                 ------------         ------------
Net Increase (Decrease) in Net Assets                                                               6,556,027           (1,834,505)

Net Assets:
   Beginning of year                                                                               26,129,081           27,963,586
                                                                                                 ------------         ------------
   End of year                                                                                   $ 32,685,108         $ 26,129,081
                                                                                                 ============         ============

See accompanying notes

Financial
       HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Strategic Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                 7/31/03      7/31/02(1)      7/31/01       7/31/00       7/31/99
Net asset value, beginning of period                             $ 3.770       $ 3.870        $ 4.320       $ 4.860       $ 5.480

Income (loss) from investment operations:
Net investment income(2)                                           0.246         0.253          0.327         0.413         0.462
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                          0.524        (0.083)        (0.407)       (0.540)       (0.607)
                                                                 -------        ------        -------      --------       -------
Total from investment operations                                   0.770         0.170         (0.080)       (0.127)       (0.145)
                                                                 -------        ------        -------      --------       -------

Less dividends and distributions:
From net investment income                                        (0.228)       (0.137)        (0.201)       (0.356)       (0.440)
From net realized gain on investments                                 --            --             --            --        (0.035)
In excess of net investment income                                    --            --         (0.060)       (0.057)           --
Return of capital                                                 (0.012)       (0.133)        (0.109)           --            --
                                                                 -------        ------        -------      --------       -------
Total dividends and distributions                                 (0.240)       (0.270)        (0.370)       (0.413)       (0.475)
                                                                 -------        ------        -------      --------       -------


Net asset value, end of period                                   $ 4.300        $3.770        $ 3.870       $ 4.320       $ 4.860
                                                                 =======        ======        =======      ========       =======

Total return(3)                                                   20.99%         4.54%         (1.85%)       (2.67%)       (2.77%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $10,835        $8,932        $10,488      $ 12,238       $18,757
Ratio of expenses to average net assets                            1.00%         1.00%          1.00%         1.00%         1.00%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly        1.85%         1.84%          1.99%         1.75%         1.55%
Ratio of net investment income to average net assets               6.02%         6.60%          8.06%         9.20%         8.97%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        5.17%         5.76%          7.07%         8.45%         8.42%
Portfolio turnover                                                  422%          349%           200%          127%          156%

(1)  As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $ 0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2)  The average shares outstanding method has been applied for per share information.

(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Strategic Income Fund Class B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                   7/31/03     7/31/02(1)     7/31/01      7/31/00        7/31/99
Net asset value, beginning of period                              $  3.770       $ 3.860      $ 4.320      $ 4.860        $ 5.480

Income (loss) from investment operations:
Net investment income(2)                                             0.215         0.224        0.297        0.378          0.424
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            0.526        (0.073)      (0.418)      (0.540)        (0.607)
                                                                  --------       -------      -------      -------        -------
Total from investment operations                                     0.741         0.151       (0.121)      (0.162)        (0.183)
                                                                  --------       -------      -------      -------        -------

Less dividends and distributions:
From net investment income                                          (0.201)       (0.122)      (0.184)      (0.325)        (0.402)
From net realized gain on investments                                   --            --           --           --         (0.035)
In excess of net investment income                                      --            --       (0.055)      (0.053)            --
Return of capital                                                   (0.010)       (0.119)      (0.100)          --             --
                                                                  --------       -------      -------      -------        -------
Total dividends and distributions                                   (0.211)       (0.241)      (0.339)      (0.378)        (0.437)
                                                                  --------       -------      -------      -------        -------

Net asset value, end of period                                    $  4.300       $ 3.770      $ 3.860      $ 4.320        $ 4.860
                                                                  ========       =======      =======      =======        =======

Total return(3)                                                     20.12%         4.03%       (2.61%)      (3.63%)        (3.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $ 13,568       $11,827      $12,718      $14,184        $19,318
Ratio of expenses to average net assets                              1.75%         1.75%        1.75%        1.75%          1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly          2.55%         2.59%        2.74%        2.50%          2.30%
Ratio of net investment income to average net assets                 5.27%         5.85%        7.31%        8.45%          8.22%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly          4.47%         5.01%        6.32%        7.70%          7.67%
Portfolio turnover                                                    422%          349%         200%         127%           156%

(1)  As required, effective August 1, 2001, the Fund adopted the provisions  of the AICPA Audit and Accounting Guide for Investment
     Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.0.31, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2)  The average shares outstanding method has been applied for per share information.

(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Strategic Income Fund Class C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                   7/31/03     7/31/02(1)     7/31/01      7/31/00        7/31/99
Net asset value, beginning of period                              $  3.770      $ 3.860      $ 4.320       $ 4.860        $ 5.480

Income (loss) from investment operations:
Net investment income(2)                                             0.215        0.224        0.297         0.378          0.424
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            0.526       (0.073)      (0.418)       (0.540)        (0.607)
                                                                  --------      -------      -------       -------        -------
Total from investment operations                                     0.741        0.151       (0.121)       (0.162)        (0.183)
                                                                  --------      -------      -------       -------        -------

Less dividends and distributions:
From net investment income                                          (0.201)      (0.122)      (0.184)       (0.325)        (0.402)
From net realized gain on investments                                   --           --           --            --         (0.035)
In excess of net investment income                                      --           --       (0.055)       (0.053)            --
Return of capital                                                   (0.010)      (0.119)      (0.100)           --             --
                                                                  --------      -------      -------       -------        -------
Total dividends and distributions                                   (0.211)      (0.241)      (0.339)       (0.378)        (0.437)
                                                                  --------      -------      -------       -------        -------

Net asset value, end of period                                    $  4.300      $ 3.770      $ 3.860       $ 4.320        $ 4.860
                                                                  ========      =======      =======       =======        =======

Total return(3)                                                     20.12%        4.03%       (2.84%)       (3.41%)        (3.32%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $  3,978      $ 3,086      $ 3,265       $ 4,402        $ 6,548
Ratio of expenses to average net assets                              1.75%        1.75%        1.75%         1.75%          1.75%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                           2.55%        2.59%        2.74%         2.50%          2.30%
Ratio of net investment income to average net assets                 5.27%        5.85%        7.31%         8.45%          8.22%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                4.47%        5.01%        6.32%         7.70%          7.67%
Portfolio turnover                                                    422%         349%         200%          127%           156%

(1)  As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2)  The average shares outstanding method has been applied for per share information.

(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Strategic Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                   7/31/03     7/31/02(1)     7/31/01      7/31/00        7/31/99
Net asset value, beginning of period                              $  3.770     $ 3.860       $ 4.310      $ 4.850        $ 5.470

Income (loss) from investment operations:
Net investment income(2)                                             0.256       0.263         0.338        0.424          0.475
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                            0.524      (0.073)       (0.408)      (0.540)        (0.603)
                                                                  --------     -------       -------      -------        -------
Total from investment operations                                     0.780       0.190        (0.070)      (0.116)        (0.128)
                                                                  --------     -------       -------      -------        -------

Less dividends and distributions:
From net investment income                                          (0.238)     (0.142)       (0.207)      (0.365)        (0.457)
From net realized gain on investments                                   --          --            --           --         (0.035)
In excess of net investment income                                      --          --        (0.062)      (0.059)            --
Return of capital                                                   (0.012)     (0.138)       (0.111)          --             --
                                                                  --------     -------       -------      -------        -------
Total dividends and distributions                                   (0.250)     (0.280)       (0.380)      (0.424)        (0.492)
                                                                  --------     -------       -------      -------        -------

Net asset value, end of period                                    $  4.300     $ 3.770       $ 3.860      $ 4.310        $ 4.850
                                                                  ========     =======       =======      =======        =======

Total return(3)                                                     21.28%       5.08%        (1.61%)      (2.45%)        (2.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $  4,305     $ 2,284       $ 1,493      $ 1,044        $ 4,350
Ratio of expenses to average net assets                              0.75%       0.75%         0.75%        0.75%          0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly          1.55%       1.59%         1.74%        1.50%          1.30%
Ratio of net investment income to average net assets                 6.27%       6.85%         8.31%        9.45%          9.22%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly          5.47%       6.01%         7.32%        8.70%          8.67%
Portfolio turnover                                                    422%        349%          200%         127%           156%

(1)  As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.031, an increase in net realized and unrealized gain (loss) per share of $0.031, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2)  The average shares outstanding method has been applied for per share information.

(3)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
     Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                            Delaware Strategic Income Fund
       TO FINANCIAL STATEMENTS                   July 31, 2003

Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31, 2003, Class R shares have not commenced operations.

The investment objective of the Fund is to seek high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. Premiums and discounts on all debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $702 for the year ended July 31, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended July 31, 2003 were approximately $31. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

Notes
       TO FINANCIAL STATEMENTS (CONTINUED)        Delaware Strategic Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is equal to one third of its investment management fees. The Fund does not pay any fees directly to DIAL.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through March 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of the Class R shares. DDLP has elected to waive its fees through March 31, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

At July 31, 2003, the Fund had liabilities payable to affiliates as follows:

          Investment management fee payable to DMC            $  3,837
          Dividend disbursing, transfer agent fees,
             accounting and other expenses payable to DSC       14,904
          Other expenses payable to DMC and affiliates           2,464

For the year ended July 31, 2003, DDLP earned $5,350 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended July 31, 2003, the Fund made purchases of $115,724,975 and sales of $112,913,172 of investment securities other than U.S. government securities and short-term investments.

At July 31, 2003, the cost of investments for federal income tax purposes was $31,883,926. At July 31, 2003, the net unrealized appreciation was $1,087,898, of which $1,700,622 related to unrealized appreciation of investments and $612,724 related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended July 31, 2003 and 2002 was as follows:

                                                          Year Ended
                                                    7/31/03        7/31/02
   Ordinary income                                $ 1,528,237       $903,325
   Return of capital                                   78,503        879,956
                                                  -----------     ----------
   Total                                          $ 1,606,740     $1,783,281
                                                  ===========     ==========

As of July 31, 2003, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                               $  42,529,756
   Capital loss carryforwards                                    (10,753,542)
   Post-October losses                                              (170,865)
   Unrealized appreciation
      of investments and foreign currencies                        1,079,759
                                                               -------------
   Net assets                                                  $  32,685,108
                                                               =============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $3,871,584 expires in 2008, $4,750,913 in 2009 and $2,131,045 expires in 2010.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through July 31, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Year Ended
                                              7/31/03          7/31/02
Shares sold:
   Class A                                   797,598          298,073
   Class B                                   739,696          397,322
   Class C                                   366,084          182,237
   Institutional Class                       629,517          254,129

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                    94,238          119,085
   Class B                                    87,877          101,856
   Class C                                    29,246           34,755
   Institutional Class                        48,011           34,423
                                          ----------       ----------
                                           2,792,267        1,421,880
                                          ----------       ----------

Shares repurchased:
   Class A                                  (743,170)        (762,243)
   Class B                                  (809,986)        (653,489)
   Class C                                  (289,031)        (243,111)
   Institutional Class                      (282,550)         (68,591)
                                          ----------       ----------
                                          (2,124,737)      (1,727,434)
                                          ----------       ----------
Net increase (decrease)                      667,530         (305,554)
                                          ==========       ==========

For the year ended July 31, 2003, 4,084 Class B shares were converted to 4,076 Class A shares valued at $18,053. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

Notes
       TO FINANCIAL STATEMENTS (CONTINUED)        Delaware Strategic Income Fund

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of July 31, 2003, or at any time during the year.

7. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at July 31, 2003.

8. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2003 were as follows:

    Contracts        Notional                        Unrealized
  To Buy (Sell)  Cost (Proceeds)   Expiration Date   Gain (Loss)
---------------  ---------------   ---------------   -----------
(9) U.S. Treasury
  10 year Note     $(1,059,578)         09/03         $  63,630

2 U.S Treasury
  5 year Note          231,315          09/03            (8,659)
                                                      ---------
                                                      $  54,971
                                                      =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

9. Options Written
During the year ended July 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended July 31, 2003 for the Fund, were as follows:

                                                Number of
                                                Contracts     Premiums
         Options outstanding at July 31, 2002        --       $     --
         Options written                             64         30,774
         Options terminated in closing
            purchase transaction                    (48)       (23,136)
                                                   ----       --------
         Options outstanding at July 31, 2003        16       $  7,638
                                                 ======       ========

As July 31, 2003 the Fund had the following options written outstanding:

                         Number     Notional                            Net Unrealized
                           of        Amount     Exercise   Expiration    Appreciation
Description             Contracts   of Future     Price       Date      (Depreciation)
-----------             ---------   ---------   --------   ----------   --------------
Call Options Written
U.S. Treasury 10 year
   Notes future            5        $500,000       $113     12/31/03       $  1,069
U.S. Treasury 10 year
   Notes future            3        $300,000       $116     9/30/03              23

Put Options Written
U.S. Treasury 10 year
   Notes future            5        $500,000       $107     12/31/03        (2,790)
U.S. Treasury 10 year
   Notes future            3        $300,000       $108     9/30/03           (883)
                                                                           -------
                                                                           $(2,581)
                                                                           =======

Writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Notes
       TO FINANCIAL STATEMENTS (CONTINUED)        Delaware Strategic Income Fund

10. Swap Agreements
During the year ended July 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At July 31, 2003, the Fund had the following total return swap agreements outstanding:

Notional         Expiration
 Amount             Date           Description                   Unrealized Loss
--------         ----------        -----------                   ---------------
$175,000         12/31/03          Agreement with Goldman        $(7,002)
                                   Sachs to receive the notional
                                   amount multiplied by the
                                   return on the Lehman Brothers
                                   Commercial MBS Index
                                   AAA and to pay the notional
                                   amount multiplied by the
                                   1 month BBA LIBOR adjusted
                                   by a spread of minus 0.35%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or baskets of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 60% of net assets in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

12. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2003, the Fund designates distributions paid during the year as follows:

     (A)             (B)
  Long-Term        Ordinary         (C)            (D)
Capital Gains       Income        Return          Total            (E)
Distributions   Distributions   of Capital    Distributions    Qualifying
 (Tax Basis)     (Tax Basis)    (Tax Basis)    (Tax Basis)    Dividends(1)
-------------   -------------   -----------   -------------   ------------
     --              95%             5%            100%            --

(A), (B) and (C) are based on a percentage of the Fund's total distributions.

(E) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
       OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Income Funds -- Delaware Strategic Income Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Strategic Income Fund (the "Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Strategic Income Fund at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 12, 2003

Delaware Investments Family of Funds
       BOARD OF DIRECTORS/TRUSTEES AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,            83               None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                       Trustee as of        at different times at
                                                    May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                             Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Anthony D. Knerr              Trustee              10 Years       Founder/Managing Director -       101             None
  2005 Market Street                                                 Anthony Knerr & Associates
   Philadelphia, PA                                                    (Strategic Consulting)
        19103                                                             (1990 - Present)

   December 7, 1938


   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -    101            Director -
  2005 Market Street                                                    National Gallery of Art                     Systemax, Inc.
   Philadelphia, PA                                                         (1994 - 1999)
      19103                                                                                                        Director - Andy
                                                                                                                  Warhol Foundation
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief            101           Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &       101              None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
    July 31, 1948                                                          various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

   Richelle S. Maestro     Executive Vice President,  4 Years        Ms. Maestro has served in         101              None
   2005 Market Street          General Counsel                     various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        101              None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment
 sc    advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                        Contact Information

Jude T. Driscoll                            Michael P. Bishof                          Investment Manager
Chairman                                    Senior Vice President and Treasurer        Delaware Management Company
Delaware Investments Family of Funds        Delaware Investments Family of Funds       Philadelphia, PA
Philadelphia, PA                            Philadelphia, PA
                                                                                       International Affiliate
Walter P. Babich                            Richelle S. Maestro                        Delaware International Advisers Ltd.
Board Chairman                              Executive Vice President,                  London, England
Citadel Construction Corporation            General Counsel and Secretary
King of Prussia, PA                         Delaware Investments Family of Funds       National Distributor
                                            Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                         Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                     Shareholder Servicing, Dividend
                                                                                       Disbursing and Transfer Agent
John A. Fry                                                                            Delaware Service Company, Inc.
President                                                                              2005 Market Street
Franklin & Marshall College                                                            Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                       For Shareholders
Anthony D. Knerr                                                                       800 523-1918
Managing Director
Anthony Knerr & Associates                                                             For Securities Dealers and Financial
New York, NY                                                                           Institutions Representatives Only
                                                                                       800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                  Web site
National Gallery of Art                                                                www.delawareinvestments.com
Washington, DC
                                            --------------------------------------------------------------------------------
Thomas F. Madison                           A description of the policies and procedures that the Fund uses to determine how
President and Chief Executive Officer       to vote proxies (if any) relating to portfolio securities is available without
MLM Partners, Inc.                          charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at
Minneapolis, MN                             http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                            http://www.sec.gov.; and beginning no later than August 31, 2004, information
Janet L. Yeomans                            (if any) regarding how the Fund voted proxies relating to portfolio securities
Vice President/Mergers & Acquisitions       during the most recent 12-month period ended June 30 is available without charge
3M Corporation                              (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
St. Paul, MN                                on the Commission's website at http://www.sec.gov.
                                            --------------------------------------------------------------------------------

(8154)                                                       Printed in the USA
AR-125 [7/03] IVES 9/03                                                   J9374

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a) (1) Code of Ethics

        Not applicable.

    (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:

JUDE T. DRISCOLL
-----------------------------
By:    Jude T. Driscoll
       ----------------------
Title: Chairman
Date:  October 2, 2003
       ----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-----------------------------
By:    Jude T. Driscoll
       ----------------------
Title: Chairman
Date:  October 2, 2003
       ----------------------


JOSEPH H. HASTINGS
-----------------------------
By:    Joseph H. Hastings
       ----------------------
Title: Chief Financial Officer
Date:  October 2, 2003
       ----------------------